Prospectus

April 30, 2005

Putnam Variable Trust
Class IA and IB Shares

Income Fund
Putnam VT American Government Income Fund

This prospectus explains what you should know about Putnam VT American Government Income Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through another prospectus.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


     CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks, Performance Information, and Fees and expenses)

 3  What are the fund's main investment strategies and related risks?

 4  Who manages the fund?

 6  How to buy and sell fund shares

 7  Distribution Plan

 7  How does the fund price its shares?

 7  Policy on excessive short-term trading

 9  Fund distributions and taxes

 9  Financial highlights

[SCALE LOGO OMITTED]

Fund summary

GOAL

The fund seeks high current income with preservation of capital as its secondary objective.

MAIN INVESTMENT STRATEGIES -- U.S. GOVERNMENT BONDS

We invest mainly in bonds that:

* are obligations of the U.S. government, its agencies and instrumentalities

* are backed by the full faith and credit of the United States, such as U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds, or by only the credit of a federal agency or government sponsored entity, such as Fannie Mae and Freddie Mac mortgage-backed bonds and

* have intermediate to long-term maturities (three years  or longer).

Under normal circumstances, we invest at least 80% of the fund's net assets in U.S. government securities. We may invest up to 20% of net assets in mortgage-backed securities of private issuers rated AAA or its equivalent, at the time of purchase, by a nationally recognized securities rating agency, or if unrated, that we determine to be of comparable quality.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the issuers of the fund's investments will not make timely payments of interest and principal. This credit risk is higher for debt that is not backed by the full faith and credit of the U.S. government.

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

2001          6.82%
2002          8.98%
2003          1.89%
2004          2.85%

Year-to-date performance through 3/31/2005 was -0.29%. During the periods shown in the bar chart, the highest return for a quarter was 5.05% (quarter ending 9/30/01) and the lowest return for a quarter was -2.82% (quarter ending 6/30/04).

--------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/04)
--------------------------------------------------------------------------
                                                        Since
                                              Past      inception
                                              1 year    (2/1/00)
--------------------------------------------------------------------------
Class IA                                      2.85%      6.58%
Class IB                                      2.66%      6.36%
Lehman Intermediate Treasury Bond
Index (no deduction for fees or expenses)     2.02%      6.48%
--------------------------------------------------------------------------

For portions of the period shown, the fund's performance benefited from Putnam Management's agreement to limit the fund's expenses. The fund's performance is compared to the Lehman Intermediate Treasury Bond Index, an unmanaged index of treasury bonds with maturities between 1 and 10 years.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund's last fiscal year.

--------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------
                                          Total
                     Distri-              Annual      Expense
           Manage-   bution               Fund        Reim-
           ment      (12b-1)   Other      Operating   burse-    Net
           Fees      Fees      Expenses   Expenses    ment*     Expenses*
--------------------------------------------------------------------------
Class IA   0.65%     N/A       0.14%      0.79%       -0.13%    0.66%
Class IB   0.65%     0.25%     0.14%      1.04%       -0.13%    0.91%
--------------------------------------------------------------------------

* Net expenses information in the fund's fee table reflects Putnam Management's agreement, effective January 28, 2004, to waive fees and reimburse expenses of the fund through December 31, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the funds underlying variable insurance products viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses in its Lipper peer group, as reported by Lipper, for each calendar quarter during the fund's last fiscal year, excluding (for class IB shares) distribution (12b-1) fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

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                       1 year       3 years       5 years      10 years
--------------------------------------------------------------------------
Class IA               $68          $239          $426           $965
Class IB               $93          $318          $561         $1,261
--------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to the Putnam American Government Income Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in U.S. government bonds, although we may also invest in mortgage-backed securities that are privately issued and not supported by the credit of any government agency or instrumentality. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium investments" offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

* Credit risk. U.S. government investments generally have the least credit risk but are not completely free of credit risk. U.S. government securities that are not backed by the full faith and credit of the United States, such as federal agency bonds, are subject to higher credit risk. Other bonds in which the fund may invest are subject to varying degrees of risk. These risk factors include the creditworthiness of the issuer and, in the case of mortgage-backed securities, the ability of the underlying borrowers to meet their obligations.

* Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

* Other investments. In addition to the main investment strategies described above, we may also make other types of investments, such as investments in derivatives including futures, options, warrants and swap contracts, and zero-coupon bonds, which may be subject to other risks, as described in the Trust's statement of additional information (SAI).

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $14,652 in brokerage commissions during the last fiscal year, representing 0.01% of the fund's average net assets. Of this amount, no payments were made to brokers who also provided research services. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's Net Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Net Expenses ratio for class IA shares results in a "combined cost ratio" of 0.67% of the fund's average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund's fiscal year portfolio turnover rate was as follows:

--------------------------------------------------------------------------
                         2004       2003       2002       2001       2000
--------------------------------------------------------------------------
Portfolio Turnover    309.71%    553.08%    517.44%    262.05%    336.72%*
--------------------------------------------------------------------------

* Not annualized.

The fund may buy and sell investments relatively often. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Portfolio holdings. The SAI includes a description of the fund's policies with respect to the disclosure of its portfolio holdings. For information on the fund's portfolio, you may visit the Putnam Investments Web site, www.putnaminvestments.com/individual, where the fund's top 10 holdings and related portfolio information may be viewed monthly beginning 10 business days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the Web site until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.52% of average net assets for the fund's last fiscal year after giving effect to applicable waivers. Putnam Management's address is One Post Office Square, Boston, MA 02109.

* Investment management team. Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Core Fixed-Income Team manage the fund's investments. The names of all team members can be found at www.putnaminvestments.com.

The team members identified as the fund's Portfolio Leader and Portfolio Members coordinate the team's efforts related to the fund and are primarily responsible for the day-to-day management of the fund's portfolio. In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

-------------------------------------------------------------------------------
                      Joined                         Positions Over
Portfolio Leader        Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
Kevin M. Cronin         2000   Putnam                Head of Investments;
                               Management            Chief Investment Officer,
                               1997 - Present        Core Fixed Income, Fixed
                                                     Income Money Market and
                                                     Tax Exempt Fixed
                                                     Income Teams
-------------------------------------------------------------------------------
                      Joined                         Positions Over
Portfolio Members       Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
Rob A. Bloemker         2002   Putnam                Team Leader, Mortgage
                               Management            and Government
                               1999 - Present        Previously, Mortgage
                                                     Specialist
-------------------------------------------------------------------------------
Daniel S. Choquette     2005   Putnam                Mortgage Specialist
                               Management
                               2002 - Present

                               Lehman Brothers       Fixed Income
                               Prior to Sept. 2002   Derivatives Trader
-------------------------------------------------------------------------------

* Other funds managed by the Portfolio Leader and Portfolio Members. As of March 31, 2005, Kevin Cronin was also a Portfolio Leader of Putnam VT Income Fund, Putnam Global Income Trust, Putnam Limited Duration Government Income Fund and Putnam U.S. Government Income Trust, and was a Portfolio Member of Putnam VT Equity Income Fund and Putnam VT The George Putnam Fund of Boston. Rob A. Bloemker was also a Portfolio Member of Putnam VT Diversified Income Fund, Putnam VT Income Fund, Putnam Limited Duration Government Income Fund, Putnam Master Intermediate Income Trust, Putnam Premier Income Trust and Putnam U.S. Government Income Trust. Daniel S. Choquette was also a Portfolio Member of Putnam Limited Duration Government Income Fund and Putnam U.S. Government Income Trust. Kevin M. Cronin, Rob A. Bloemker and Daniel S. Choquette may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund's Portfolio Leader and Portfolio Members. No changes in the fund's Portfolio Leader or Portfolio Members occurred during the fiscal year ended December 31, 2004. After the fund's fiscal year-end, Portfolio Member Daniel S. Choquette joined the fund's management team. Kevin M. Cronin has served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) -- General U.S. Government Funds. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leader or Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under "Distribution Plan" with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered ("Record Owners") and to dealers that sell variable insurance products ("dealers") in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading "Fees and Expenses" at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. These payments by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average net assets of the funds attributable to that Record Owner or dealer on an annual basis. Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find further details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers.
The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail
Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.


How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the fund's Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. The fair value determined for an investment may differ from recent market prices for the investment.

Policy on excessive  short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund's performance and harm all fund shareholders by interfering with portfolio management, increasing the fund's expenses and diluting the fund's net asset value. Depending on the size and frequency of short-term trades in a fund's shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund's brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value -- such as securities of smaller companies and lower-rated bonds -- it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund's investments. In addition, the market for such securities may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund's shares, which will reduce the fund's performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account's policies on excessive short-term trading, if any. As noted below, each insurance company's policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund's shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management's ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund's ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.


PUTNAM VARIABLE TRUST

Financial Highlights
CLASS IA
-----------------------------------------------------------------------------------------------------------------------
                                                                    Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net       Gain (Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period     Income (Loss)       Investments        Operations
-----------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund (Class IA)
December 31, 2004                                       $12.08           $.31(a)(i)           $.03              $.34
December 31, 2003                                        12.34            .29(a)              (.07)              .22
December 31, 2002                                        11.62            .39(a)               .63              1.02
December 31, 2001                                        10.88            .48(a)               .26               .74
December 31, 2000**                                      10.00            .59(a)(i)            .62              1.21
-----------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund (Class IB)
December 31, 2004                                       $12.02           $.28(a)(i)           $.04              $.32
December 31, 2003                                        12.30            .25(a)              (.07)              .18
December 31, 2002                                        11.59            .37(a)               .62               .99
December 31, 2001                                        10.87            .47(a)               .25               .72
December 31, 2000**                                      10.00            .54(a)(i)            .66              1.20
-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                      Less Distributions:
                                                                               From
                                                             From               Net
                                                              Net          Realized              From
                                                       Investment           Gain on            Return
Period ended                                               Income       Investments        of Capital
------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund (Class IA)
December 31, 2004                                           $(.49)            $(.18)              $--
December 31, 2003                                            (.25)             (.23)               --
December 31, 2002                                            (.30)               --                --
December 31, 2001                                              --                --(e)             --
December 31, 2000**                                          (.22)             (.11)               --
------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund (Class IB)
December 31, 2004                                           $(.45)            $(.18)              $--
December 31, 2003                                            (.23)             (.23)               --
December 31, 2002                                            (.28)               --                --
December 31, 2001                                              --                --(e)             --
December 31, 2000**                                          (.22)             (.11)               --
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


                                                                                                 Total
                                                                                            Investment
                                                                                             Return at       Net Assets,
                                                             Total  Net Asset Value,         Net Asset     End of Period
Period ended                                         Distributions     End of Period    Value(%)(b)(c)    (in thousands)
------------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund (Class IA)
December 31, 2004                                            $(.67)           $11.75              2.85          $144,320
December 31, 2003                                             (.48)            12.08              1.89           225,290
December 31, 2002                                             (.30)            12.34              8.98           386,364
December 31, 2001                                               --(e)          11.62              6.82           136,461
December 31, 2000**                                           (.33)            10.88             12.11*           17,992
------------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund (Class IB)
December 31, 2004                                            $(.63)           $11.71              2.66           $87,312
December 31, 2003                                             (.46)            12.02              1.56           107,751
December 31, 2002                                             (.28)            12.30              8.77           164,573
December 31, 2001                                               --(e)          11.59              6.64            73,366
December 31, 2000**                                           (.33)            10.87             11.98*            7,690
------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------


                                                                          Ratio of Net
                                                            Ratio of        Investment
                                                            Expenses     Income (Loss)
                                                      to Average Net        to Average         Portfolio
Period ended                                         Assets(%)(b)(d)     Net Assets(%)       Turnover(%)
-----------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund (Class IA)
December 31, 2004                                                .66(i)           2.65(i)         309.71
December 31, 2003                                                .74              2.35            553.08
December 31, 2002                                                .74              3.26            517.44(f)
December 31, 2001                                                .77              4.23            262.05(f)
December 31, 2000**                                              .82(i)*          5.20(i)*        336.72*
-----------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund
December 31, 2004                                                .91(i)           2.39(i)         309.71
December 31, 2003                                                .99              2.09            553.08
December 31, 2002                                                .99              3.13            517.44(f)
December 31, 2001                                                .99              4.12            262.05(f)
December 31, 2000**                                              .95(i)*          5.21(i)*        336.72*
-----------------------------------------------------------------------------------------------------------

  * Not annualized

 ** For the period February 1, 2000 (commencement of operations) to December 31, 2000.

 (a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period. (b) The charges and expenses of the insurance company separate account level are not reflected.

 (c) Total return assumes dividend reinvestment.

 (d) Includes amounts paid through expense offset arrangements.

 (e) Amount represents less than $0.01 per share.

 (f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

 (i) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of class IA and class IB shares reflect for the periods ended
     December 31, 2004 and December 31, 2000 a reduction of 0.13% and 0.19%, respectively, based on average net assets.



For more information
about the funds of
Putnam Variable Trust

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's report and the financial statements included in the Trust's most recent annual report to the fund's shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site at www.putnaminvestments.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811-05346      224585 4/05


Prospectus

April 30, 2005

Putnam Variable Trust
Class IA and IB Shares

Blend Fund
Putnam VT Capital Appreciation Fund

This prospectus explains what you should know about Putnam VT Capital Appreciation Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks, Performance Information, and Fees and expenses)

 3  What are the fund's main investment strategies and related risks?

 5  Who manages the fund?

 6  How to buy and sell fund shares

 7  Distribution Plan

 8  How does the fund price its shares?

 8  Policy on excessive short-term trading

 9  Fund distributions and taxes

10  Financial highlights

[SCALE LOGO OMITTED]

Fund summary

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- STOCKS

We invest mainly in common stocks of U.S. companies that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. We may invest in companies of any size.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

2001       -13.69%
2002       -22.13%
2003        25.04%
2004        15.02%

Year-to-date performance through 3/31/05 was -2.54%. During the periods shown in the bar chart, the highest return for a quarter was 15.11 % (quarter ending 6/30/03) and the lowest return for a quarter was -18.30% (quarter ending 9/30/01).

------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/04)
------------------------------------------------------------------------------
                                                        Since
                                             Past       inception
                                             1 year     (9/29/00)
------------------------------------------------------------------------------
Class IA                                     15.02%     -3.07%
Class IB                                     14.70%     -3.30%
Russell 3000 Index (no deduction
for fees or expenses)                        11.95%     -2.02%
------------------------------------------------------------------------------

For portions of the period shown, the fund's performance benefited from Putnam Management's agreement to limit the fund's expenses. The fund's performance is compared to the Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies in the Russell universe.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund's last fiscal year.

------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                            Total
                         Distri-            Annual
               Manage-   bution             Fund       Expense
               ment      (12b-1)  Other     Operating  Reimburse-  Net
               Fees      Fees     Expenses  Expenses   ment        Expenses
------------------------------------------------------------------------------
Class IA       0.65%     N/A      0.38%     1.03%      -0.13%      0.90%
Class IB       0.65%     0.25%    0.38%     1.28%      -0.13%      1.15%
------------------------------------------------------------------------------

* Net expenses information in the fund's fee table reflects Putnam Management's agreement, effective January 28, 2004, to waive fees and reimburse expenses of the fund through December 31, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the funds underlying variable insurance products viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses in its Lipper peer group, as reported by Lipper, for each calendar quarter during the fund's last fiscal year, excluding (for class IB shares) distribution (12b-1) fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------------
                          1 year       3 years       5 years     10 years
------------------------------------------------------------------------------
Class IA                  $92          $315          $556        $1,248
Class IB                 $117          $393          $690        $1,538
------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam Capital
Appreciation Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in stocks. We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $134,561 in brokerage commissions during the last fiscal year, representing 0.30% of the fund's average net assets. Of this amount, $48,642, representing 0.11% of the fund's average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's Net Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Net Expenses ratio for class IA shares results in a "combined cost ratio" of 1.20% of the fund's average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund's fiscal year portfolio turnover rate was as follows:

-------------------------------------------------------------------------------
                          2004        2003        2002        2001        2000
-------------------------------------------------------------------------------
Portfolio Turnover     139.79%     143.90%     166.36%     101.98%      89.87%*
-------------------------------------------------------------------------------

* Not annualized.

The fund may buy and sell investments relatively often. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Portfolio holdings. The SAI includes a description of the fund's policies with respect to the disclosure of its portfolio holdings. For information on the fund's portfolio, you may visit the Putnam Investments Web site, www.putnaminvestments.com/individual, where the fund's top 10 holdings and related portfolio information may be viewed monthly beginning 10 business days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the Web site until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Manage ment a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.52% of average net assets for the fund's last fiscal year after giving effect to applicable waivers. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Investment management teams. Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the U.S. Core and U.S. Small- and Mid-Cap Core Teams manage the fund's investments. The names of all team members can be found at www.putnaminvestments.com.

The team members identified as the fund's Portfolio Leader and Portfolio Members coordinate the teams' efforts related to the fund and are primarily responsible for the day-to-day management of the fund's portfolio. In addition to these individuals, the teams also include other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

-------------------------------------------------------------------------------
                      Joined                         Positions Over
Portfolio Leader        Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
Joshua H. Brooks        2004   Putnam                Deputy Head of
                               Management            Investments; Chief
                               2003 - Present        Investment Officer, Large
                                                     Cap Equities
                                                     Previously, Chief
                                                     Investment Officer, U.S.
                                                     Core and Core Equities
                                                     Teams; Director, Global
                                                     Equity Research Team

                               Delaware              Chief Investment Officer,
                               Investments           Value Investing
                               Prior to April 2003
-------------------------------------------------------------------------------
                      Joined                         Positions Over
Portfolio Members       Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
Richard P. Cervone      2004   Putnam                Portfolio Manager
                               Management            Previously, Analyst
                               1998 - Present
-------------------------------------------------------------------------------
Joseph P. Joseph        1999   Putnam                Chief Investment Officer,
                               Management            Global Core Small
                               1994 - Present        Cap Team
                                                     Previously, Director,
                                                     Global Core Small Cap Team
-------------------------------------------------------------------------------
James C. Wiess          2004   Putnam                Chief Investment Officer,
                               Management            U.S. Core Team
                               2000 - Present        Previously, Senior
                                                     Portfolio Manager
-------------------------------------------------------------------------------
James S. Yu             2003   Putnam                Portfolio Manager
                               Management
                               2002 - Present

                               John Hancock          Portfolio Manager
                               Funds
                               Prior to Oct. 2002

                               Merrill Lynch         Senior Analyst
                               Investment
                               Management
                               Prior to June 2000
-------------------------------------------------------------------------------

* Other funds managed by the Portfolio Leader and Portfolio Members. As of March 31, 2005, Joshua H. Brooks was also a Portfolio Leader of Putnam VT Research Fund, and was a Portfolio Member of Putnam VT Investors Fund and Putnam VT Global Equity Fund. Richard P. Cervone was also a Portfolio Member of Putnam VT Investors Fund and Putnam Tax Smart Equity Fund. Joseph P. Joseph was also a Portfolio Leader of Putnam VT Capital Opportunities Fund and Putnam International Capital Opportunities Fund. James C. Wiess was also a Portfolio Leader of Putnam VT Investors Fund and Putnam Tax Smart Equity Fund. James S. Yu was also a Portfolio Member of Putnam VT Investors Fund and Putnam Tax Smart Equity Fund. Joshua A. Brooks, Richard P. Cervone, Joseph P. Joseph, James C. Wiess and James S. Yu may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund's Portfolio Leader and Portfolio Members. During the fiscal year ended December 31, 2004, Portfolio Leader Joshua H. Brooks and Portfolio Members Richard P. Cervone and James C. Wiess joined the fund's management team, and Portfolio Leader Michael E. Nance left the fund's management team.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) -- Multi-Cap Growth Funds. The portion of the incentive compensation pool available to each of your investment management teams varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leader or Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under "Distribution Plan" with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered ("Record Owners") and to dealers that sell variable insurance products ("dealers") in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading "Fees and Expenses" at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. These payments by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average net assets of the funds attributable to that Record Owner or dealer on an annual basis. Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find further details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers.
The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail
Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.


How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. As noted above, the value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

Policy on excessive  short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund's performance and harm all fund shareholders by interfering with portfolio management, increasing the fund's expenses and diluting the fund's net asset value. Depending on the size and frequency of short-term trades in a fund's shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund's brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value -- such as securities of smaller companies and lower-rated bonds -- it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund's investments. In addition, the market for such securities may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund's shares, which will reduce the fund's performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account's policies on excessive short-term trading, if any. As noted below, each insurance company's policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund's shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management's ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund's ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.


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

PUTNAM VARIABLE TRUST

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------
                                                                    Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net       Gain (Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period     Income (Loss)       Investments        Operations
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund (Class IA)
December 31, 2004                                        $7.59           $.06(a)(i)(j)       $1.08             $1.14
December 31, 2003                                         6.07             --(a)(e)           1.52              1.52
December 31, 2002                                         7.82            .02(a)             (1.75)            (1.73)
December 31, 2001                                         9.06            .01(a)             (1.25)            (1.24)
December 31, 2000***                                     10.00           (.07)(a)             (.87)             (.94)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund (Class IB)
December 31, 2004                                        $7.55           $.04(a)(i)(j)       $1.07             $1.11
December 31, 2003                                         6.05           (.01)(a)             1.51              1.50
December 31, 2002                                         7.80             --(a)(e)          (1.74)            (1.74)
December 31, 2001                                         9.06           (.01)(a)            (1.25)            (1.26)
December 31, 2000***                                     10.00           (.05)(a)             (.89)             (.94)
-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                      Less Distributions:
                                                                               From
                                                             From               Net
                                                              Net          Realized              From
                                                       Investment           Gain on            Return
Period ended                                               Income       Investments        of Capital
------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund (Class IA)
December 31, 2004                                             $--              $--                $--
December 31, 2003                                              --               --                 --
December 31, 2002                                            (.01)              --                (.01)
December 31, 2001                                              --               --                 --
December 31, 2000***                                           --               --                 --
------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund (Class IB)
December 31, 2004                                             $--               $--               $--
December 31, 2003                                              --                --                --
December 31, 2002                                            (.01)               --                --(e)
December 31, 2001                                              --                --                --
December 31, 2000***                                           --                --                --
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


                                                                                                 Total
                                                                                            Investment
                                                                                             Return at       Net Assets,
                                                             Total  Net Asset Value,         Net Asset     End of Period
Period ended                                         Distributions     End of Period    Value(%)(b)(c)    (in thousands)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund (Class IA)
December 31, 2004                                              $--             $8.73             15.02           $26,223
December 31, 2003                                               --              7.59             25.04            23,316
December 31, 2002                                             (.02)             6.07            (22.13)           13,542
December 31, 2001                                               --              7.82            (13.69)           11,003
December 31, 2000***                                            --              9.06             (9.40)*           2,258
------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund (Class IB)
December 31, 2004                                              $--             $8.66             14.70           $23,302
December 31, 2003                                               --              7.55             24.79            20,315
December 31, 2002                                             (.01)             6.05            (22.35)           14,021
December 31, 2001                                               --              7.80            (13.91)            9,784
December 31, 2000***                                            --              9.06             (9.40)*             989
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------


                                                                          Ratio of Net
                                                            Ratio of        Investment
                                                            Expenses     Income (Loss)
                                                      to Average Net        to Average         Portfolio
Period ended                                         Assets(%)(b)(d)     Net Assets(%)       Turnover(%)
--------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund (Class IA)
December 31, 2004                                                .90(i)            .75(i)(j)      139.79
December 31, 2003                                               1.06               .04            143.90
December 31, 2002                                               1.13               .30            166.36
December 31, 2001                                               1.35               .13            101.98
December 31, 2000***                                            1.18*             (.72)*           89.87*
--------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund (Class IB)
December 31, 2004                                               1.15(i)            .51(i)(j)      139.79
December 31, 2003                                               1.31              (.20)           143.90
December 31, 2002                                               1.38               .05            166.36
December 31, 2001                                               1.57              (.13)           101.98
December 31, 2000***                                            1.22*             (.66)*           89.87*
--------------------------------------------------------------------------------------------------------

  * Not annualized.

*** For the period September 29, 2000 (commencement of operations) to December 31, 2000.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) The charges and expenses at the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset arrangements and brokerage service arrangements.

(e) Amount represents less than $0.01 per share.

(g) Portfolio turnover excludes the impact of assets received from the acquired fund.

(i) Reflects an involuntary expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund's class IA and IB shares reflect a reduction of 0.13% based on average net assets.

(j) Reflects special dividend which amounts to 0.02 per share and 0.31% of average net assets.



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For more information
about the funds of
Putnam Variable Trust

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's report and the financial statements included in the Trust's most recent annual report to the fund's shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site at www.putnaminvestments.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811-05346  224587 4/05


Prospectus

April 30, 2005

Putnam Variable Trust
Class IA and IB Shares

Blend Fund
Putnam VT Capital Opportunities Fund

This prospectus explains what you should know about Putnam VT Capital Opportunities Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks, Performance Information, and Fees and expenses)

 3  What are the fund's main investment strategies and related risks?

 5  Who manages the fund?

 6  How to buy and sell fund shares

 7  Distribution Plan

 8  How does the fund price its shares?

 8  Policy on excessive short-term trading

 9  Fund distributions and taxes

10  Financial highlights

[SCALE LOGO OMITTED]


Fund summary

GOAL

The fund seeks long-term growth of capital.

MAIN INVESTMENT STRATEGIES -- STOCKS

We invest mainly in common stocks of U.S. companies that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. We invest mainly in small and midsized companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of two broad measures of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

2004        18.54%


Year-to-date performance through 3/31/05 was -2.40%. During the periods shown in the bar chart, the highest return for a quarter was 13.43% (quarter ending 12/31/04) and the lowest return for a quarter was -1.35% (quarter ending 9/30/04).

------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/04)
------------------------------------------------------------------------------
                                                        Since
                                             Past       inception
                                             1 year     (5/1/03)
------------------------------------------------------------------------------
Class IA                                     18.54%     29.77%
Class IB                                     18.21%     29.44%
Russell 2500 Index (no deduction for
fees or expenses)                            18.29%     34.94%
Russell 2000 Index (no deduction for
fees or expenses)                            18.33%     35.85%
------------------------------------------------------------------------------

For portions of the period shown, the fund's performance benefited from Putnam Management's agreement to limit the fund's expenses. The fund's performance is compared to the Russell 2500 Index, an unmanaged index of the smallest 2500 companies in the Russell 3000 Index. The fund's performance was previously compared to the Russell 2000 Index, an unmanaged index of common stocks that generally measures the performance of small to midsize companies within the Russell 3000 Index. This index was replaced by the Russell 2500 Index, which is more representative of the types of securities generally held by the fund.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund's last fiscal year.

------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                            Total
                         Distri-            Annual
               Manage-   bution             Fund       Expense
               ment      (12b-1)  Other     Operating  Reimburse-  Net
               Fees      Fees     Expenses  Expenses   ment*       Expenses*
------------------------------------------------------------------------------
Class IA       0.65%     N/A      0.75%     1.40%      -0.44%      0.96%
Class IB       0.65%     0.25%    0.75%     1.65%      -0.44%      1.21%
------------------------------------------------------------------------------

* Net expenses information in the fund's fee table reflects Putnam Management's agreement, effective January 28, 2004, to waive fees and reimburse expenses of the fund through December 31, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the funds underlying variable insurance products viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses in its Lipper peer group, as reported by Lipper, for each calendar quarter during the fund's last fiscal year, excluding (for class IB shares) distribution (12b-1) fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------------
                          1 year       3 years       5 years     10 years
------------------------------------------------------------------------------
Class IA                  $98          $400          $724        $1,642
Class IB                 $123          $477          $856        $1,925
------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam Capital
Opportunities Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in stocks. We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $45,033 in brokerage commissions during the last fiscal year, representing 0.30% of the fund's average net assets. Of this amount, $9,773, representing 0.07% of the fund's average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's Net Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Net Expenses ratio for class IA shares results in a "combined cost ratio" of 1.26% of the fund's average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund's fiscal year portfolio turnover rate was as follows:

-------------------------------------------------------------------------------
                          2004         2003          2002       2001       2000
-------------------------------------------------------------------------------
Portfolio Turnover        163.42%      163.05%*      --         --         --
-------------------------------------------------------------------------------

* Not annualized.

The fund may buy and sell investments relatively often. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Portfolio holdings. The SAI includes a description of the fund's policies with respect to the disclosure of its portfolio holdings. For information on the fund's portfolio, you may visit the Putnam Investments Web site, www.putnaminvestments.com/individual, where the fund's top 10 holdings and related portfolio information may be viewed monthly beginning 10 business days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the Web site until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.21% of average net assets for the fund's last fiscal year after giving effect to applicable waivers. Putnam Management's address is One Post Office Square, Boston, MA 02109.

* Investment management team. Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the U.S. Small- and Mid-Cap Core Team manage the fund's investments. The names of all team members can be found at www.putnaminvestments.com.

The team members identified as the fund's Portfolio Leader and Portfolio Members coordinate the team's efforts related to the fund and are primarily responsible for the day-to-day management of the fund's portfolio. In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

-------------------------------------------------------------------------------
                      Joined                         Positions Over
Portfolio Leader        Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
Joseph P. Joseph        2003   Putnam                Chief Investment Officer,
                               Management            Global Core Small
                               1994 - Present        Cap Tea
                                                     Previously, Director,
                                                     Global Core Small Cap Team
-------------------------------------------------------------------------------
                      Joined                         Positions Over
Portfolio Members       Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
Tinh D. Bui             2003   Putnam                Portfolio Manager
                               Management
                               2001 - Present

                               PPM America, Inc.     Portfolio Manager
                               Prior to Aug. 2001
-------------------------------------------------------------------------------
John A. Ferry           2004   Putnam                Portfolio Manager
                               Management            Previously, Quantitative
                               1998 - Present        Analyst
-------------------------------------------------------------------------------
Gerald I. Moore         2003   Putnam                Senior Portfolio Manager
                               Management            Previously, Portfolio
                               1997 - Present        Manager
-------------------------------------------------------------------------------

* Other funds managed by the Portfolio Leader and Portfolio Members. As of March 31, 2005, Joseph P. Joseph was also a Portfolio Leader of Putnam International Capital Opportunities Fund, and was a Portfolio Member of Putnam VT Capital Appreciation Fund. John A. Ferry was also a Portfolio Member of Putnam International Capital Opportunities Fund. Gerald I. Moore did not serve as Portfolio Leader or Portfolio Member of any other Putnam funds. Joseph P. Joseph, Tinh D. Bui, John A. Ferry and Gerald I. Moore may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund's Portfolio Leader and Portfolio Members. During the fiscal year ended December 31, 2004, Portfolio Member John A. Ferry joined the fund's management team. Joseph P. Joseph has served as Portfolio Leader of the fund since its inception.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds)-Mid-Cap Core Funds. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leader or Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under "Distribution Plan" with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered ("Record Owners") and to dealers that sell variable insurance products ("dealers") in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading "Fees and Expenses" at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. These payments by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average net assets of the funds attributable to that Record Owner or dealer on an annual basis. Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find further details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. As noted above, the value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

Policy on excessive  short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund's performance and harm all fund shareholders by interfering with portfolio management, increasing the fund's expenses and diluting the fund's net asset value. Depending on the size and frequency of short-term trades in a fund's shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund's brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value -- such as securities of smaller companies and lower-rated bonds -- it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund's investments. In addition, the market for such securities may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund's shares, which will reduce the fund's performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account's policies on excessive short-term trading, if any. As noted below, each insurance company's policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund's shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management's ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund's ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.


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

PUTNAM VARIABLE TRUST

Financial Highlights
CLASS IA
-----------------------------------------------------------------------------------------------------------------------
                                                                    Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net       Gain (Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period     Income (Loss)       Investments        Operations
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Opportunities Fund (Class IA)
December 31, 2004                                       $12.74           $.08(a)(i)          $2.26             $2.34
December 31, 2003****                                    10.00             --(a)(e)(i)        3.02              3.02
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Opportunities Fund (Class IB)
December 31, 2004                                       $12.72           $.05(a)(i)          $2.24             $2.29
December 31, 2003****                                    10.00           (.03)(a)(i)          3.03              3.00
-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                      Less Distributions:
                                                                               From
                                                             From               Net
                                                              Net          Realized              From
                                                       Investment           Gain on            Return
Period ended                                               Income       Investments        of Capital
------------------------------------------------------------------------------------------------------
Putnam VT Capital Opportunities Fund (Class IA)
December 31, 2004                                           $(.06)           $(.58)               $--
December 31, 2003****                                          --             (.28)                --
------------------------------------------------------------------------------------------------------
Putnam VT Capital Opportunities Fund (Class IB)
December 31, 2004                                           $(.03)           $(.58)               $--
December 31, 2003****                                          --             (.28)                --
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


                                                                                                 Total
                                                                                            Investment
                                                                                             Return at       Net Assets,
                                                             Total  Net Asset Value,         Net Asset     End of Period
Period ended                                         Distributions     End of Period    Value(%)(b)(c)    (in thousands)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Opportunities Fund (Class IA)
December 31, 2004                                            $(.64)           $14.44             18.54           $13,523
December 31, 2003****                                         (.28)            12.74             30.25*            5,972
------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Opportunities Fund (Class IB)
December 31, 2004                                            $(.61)           $14.40             18.21            $9,013
December 31, 2003****                                         (.28)            12.72             30.05*            4,737
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------


                                                                          Ratio of Net
                                                            Ratio of        Investment
                                                            Expenses     Income (Loss)
                                                      to Average Net        to Average         Portfolio
Period ended                                         Assets(%)(b)(d)     Net Assets(%)       Turnover(%)
--------------------------------------------------------------------------------------------------------
Putnam VT Capital Opportunities Fund (Class IA)
December 31, 2004                                                .96(i)            .59(i)         163.42
December 31, 2003****                                            .71(i)*          (.01)(i)*       163.05*
--------------------------------------------------------------------------------------------------------
Putnam VT Capital Opportunities Fund (Class IB)
December 31, 2004                                               1.21(i)            .35(i)         163.42
December 31, 2003****                                            .88(i)*          (.18)(i)*       163.05*
--------------------------------------------------------------------------------------------------------

   * Not annualized.

**** For the period May 1, 2003 (commencement of operations) to December 31, 2003.

 (a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

 (b) The charges and expenses at the insurance company separate account level are not reflected.

 (c) Total return assumes dividend reinvestment.

 (d) Includes amounts paid through expense offset arrangements and brokerage service arrangements.

 (e) Amount represents less than $0.01 per share.

 (i) Reflects an involuntary expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund's class IA and IB shares reflect for periods ended December 31, 2004 and December 31, 2003 a reduction of 0.44% and 0.61%, respectively, based on net assets.



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For more information
about the funds of
Putnam Variable Trust

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's report and the financial statements included in the Trust's most recent annual report to the fund's shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site at www.putnaminvestments.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--05346                  224588 4/05


Prospectus

April 30, 2005

Putnam Variable Trust
Class IA and IB Shares

Growth Fund
Putnam VT Discovery Growth Fund

This prospectus explains what you should know about Putnam VT Discovery Growth Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through another prospectus.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks, Performance Information, and Fees and expenses)

 3  What are the fund's main investment strategies and related risks?

 5  Who manages the fund?

 6  How to buy and sell fund shares

 7  Distribution Plan

 7  How does the fund price its shares?

 8  Policy on excessive short-term trading

 9  Fund distributions and taxes

10  Financial highlights

[SCALE LOGO OMITTED]


Fund summary

GOAL

The fund seeks long-term growth of capital.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We may invest in companies of any size.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of two broad measures of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

2001       -30.64%
2002       -29.32%
2003        32.39%
2004         7.73%

Year-to-date performance through 3/31/05 was -2.99%. During the periods shown in the bar chart, the highest return for a quarter was 22.36% (quarter ending 12/31/01) and the lowest return for a quarter was -31.71% (quarter ending 9/30/01).

------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/04)
------------------------------------------------------------------------------
                                                        Since
                                             Past       inception
                                             1 year     (9/29/00)
------------------------------------------------------------------------------
Class IA                                     7.73%      -14.94%
Class IB                                     7.58%      -15.14%
Russell Midcap Growth Index
(no deduction for fees or expenses)         15.48%       -7.43%
Russell 2500 Growth Index
(no deduction for fees or expenses)         14.59%       -3.90%
------------------------------------------------------------------------------

For portions of the period shown, the fund's performance benefited from Putnam Management's agreement to limit the fund's expenses. The fund's performance is compared to the Russell Midcap Growth Index, an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation. The fund's performance is also compared to the Russell 2500 Growth Index, an unmanaged index of the smallest 2,500 companies in the Russell 3000 Index chosen for their growth orientation.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund's last fiscal year.

------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                            Total
                         Distri-            Annual
               Manage-   bution             Fund       Expense
               ment      (12b-1)  Other     Operating  Reimburse-  Net
               Fees      Fees     Expenses  Expenses   ment*       Expenses*
------------------------------------------------------------------------------
Class IA       0.70%     N/A      0.38%     1.08%      -0.14%      0.94%
Class IB       0.70%     0.25%    0.38%     1.33%      -0.14%      1.19%
------------------------------------------------------------------------------

* Net expenses information in the fund's fee table reflects Putnam Management's agreement, effective January 28, 2004, to waive fees and reimburse expenses of the fund through December 31, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the funds underlying variable insurance products viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses in its Lipper peer group, as reported by Lipper, for each calendar quarter during the fund's last fiscal year, excluding (for class IB shares) distribution (12b-1) fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------------
                          1 year       3 years       5 years     10 years
------------------------------------------------------------------------------
Class IA                  $96          $330          $584        $1,309
Class IB                 $121          $408          $717        $1,598
------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to the Putnam Discovery Growth Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in growth stocks. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep each fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing a fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the affected fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $180,279 in brokerage commissions during the last fiscal year, representing 0.35% of the fund's average net assets. Of this amount, $72,168, representing 0.14% of the fund's average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's Net Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Net Expenses ratio for class IA shares results in a "combined cost ratio" of 1.29% of the fund's average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund's fiscal year portfolio turnover rate was as follows:

-------------------------------------------------------------------------------
                           2004        2003       2002      2001        2000
-------------------------------------------------------------------------------
Portfolio Turnover         106.52%     81.55%     92.27%    109.55%     28.20%*
-------------------------------------------------------------------------------

* Not annualized.

The fund may buy and sell investments relatively often. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Portfolio holdings. The SAI includes a description of the fund's policies with respect to the disclosure of its portfolio holdings. For information on the fund's portfolio, you may visit the Putnam Investments Web site, www.putnaminvestments.com/individual, where the fund's top 10 holdings and related portfolio information may be viewed monthly beginning 10 business days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the Web site until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a monthly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.56% of average net assets for the fund's last fiscal year after giving effect to applicable waivers. Putnam Management's address is One Post Office Square, Boston, MA 02109.

* Investment management teams. Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Large-Cap Growth and Small and Emerging Growth Teams manage the fund's investments. The names of all team members can be found at www.putnaminvestments.com.

The team members identified as the fund's Portfolio Leader and Portfolio Members coordinate the teams' efforts related to the fund and are primarily responsible for the day-to-day management of the fund's portfolio. In addition to these individuals, the teams also include other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

-------------------------------------------------------------------------------
                      Joined                         Positions Over
Portfolio Leader        Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
Richard B. Weed         2004   Putnam                Senior Portfolio Manager
                               Management
                               2000 - Present

                               State Street          Senior Portfolio Manager
                               Global Advisors
                               Prior to Dec. 2000
-------------------------------------------------------------------------------
                      Joined                         Positions Over
Portfolio Members       Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
Robert E. Ginsberg      2005   Putnam                Portfolio Manager
                               Management
                               2004 - Present

                               Delaware              Portfolio Manager
                               Investments           Previously, Senior
                               Prior to Aug. 2004    Equity Analyst
-------------------------------------------------------------------------------
Raymond K. Haddad       2004   Putnam                Portfolio Manager
                               Management            Previously, Analyst
                               2000 - Present

                               Sanford C.            Equity Research
                               Bernstein & Co.       Associate
                               Prior to Sept. 2000
-------------------------------------------------------------------------------

* Other funds managed by the Portfolio Leader and Portfolio Members. As of March 31, 2005, Richard B. Weed was also a Portfolio Leader of Putnam VT OTC & Emerging Growth Fund and Putnam Small Cap Growth Fund, and was a Portfolio Member of Putnam VT New Opportunities Fund. Robert E. Ginsberg was also a Portfolio Leader of Putnam VT Growth Opportunities Fund and Putnam VT Voyager Fund. Raymond K. Haddad was also a Portfolio Member of Putnam VT OTC & Emerging Growth Fund. Richard B. Weed, Robert E. Ginsberg and Raymond K. Haddad may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund's Portfolio Leader and Portfolio Members. During the fiscal year ended December 31, 2004, Portfolio Leader Richard B. Weed and Portfolio Member Raymond K. Haddad joined the fund's management team, and Portfolio Leader Roland W. Gillis left the fund's management team. After the fund's fiscal year-end, Portfolio Member Robert E. Ginsberg joined the fund's management team and Portfolio Member David J. Santos left the fund's management team.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) -- Multi-Cap Growth Funds. The portion of the incentive compensation pool available to each of your investment management teams varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leader or Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under "Distribution Plan" with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered ("Record Owners") and to dealers that sell variable insurance products ("dealers") in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading "Fees and Expenses" at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. These payments by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average net assets of the funds attributable to that Record Owner or dealer on an annual basis. Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find further details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. As noted above, the value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

Policy on excessive short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund's performance and harm all fund shareholders by interfering with portfolio management, increasing the fund's expenses and diluting the fund's net asset value. Depending on the size and frequency of short-term trades in a fund's shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund's brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value -- such as securities of smaller companies and lower-rated bonds -- it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund's investments. In addition, the market for such securities may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund's shares, which will reduce the fund's performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account's policies on excessive short-term trading, if any. As noted below, each insurance company's policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund's shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management's ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund's ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.


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

PUTNAM VARIABLE TRUST

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------
                                                                    Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net       Gain (Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period     Income (Loss)       Investments        Operations
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Discovery Growth Fund (Class IA)
December 31, 2004                                        $4.66          $(.01)(a)(i)(j)       $.37              $.36
December 31, 2003                                         3.52           (.02)(a)             1.16              1.14
December 31, 2002                                         4.98           (.04)(a)            (1.42)            (1.46)
December 31, 2001                                         7.18           (.06)(a)            (2.14)            (2.20)
December 31, 2000***                                     10.00           (.05)(a)            (2.77)            (2.82)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Discovery Growth Fund (Class IB)
December 31, 2004                                        $4.62          $(.02)(a)(i)(j)       $.37              $.35
December 31, 2003                                         3.50           (.03)(a)             1.15              1.12
December 31, 2002                                         4.97           (.05)(a)            (1.42)            (1.47)
December 31, 2001                                         7.18           (.07)(a)            (2.14)            (2.21)
December 31, 2000***                                     10.00           (.07)(a)            (2.75)            (2.82)
-----------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------


                                                                                  Total
                                                                             Investment
                                                                              Return at       Net Assets,
                                                     Net Asset Value,         Net Asset     End of Period
Period ended                                            End of Period    Value(%)(b)(c)    (in thousands)
---------------------------------------------------------------------------------------------------------
Putnam VT Discovery Growth Fund (Class IA)
December 31, 2004                                               $5.02              7.73           $17,068
December 31, 2003                                                4.66             32.39            19,835
December 31, 2002                                                3.52            (29.32)           12,353
December 31, 2001                                                4.98            (30.64)            7,558
December 31, 2000***                                             7.18            (28.20)*           3,174
---------------------------------------------------------------------------------------------------------
Putnam VT Discovery Growth Fund (Class IB)
December 31, 2004                                               $4.97              7.58           $34,186
December 31, 2003                                                4.62             32.00            35,091
December 31, 2002                                                3.50            (29.58)           24,082
December 31, 2001                                                4.97            (30.78)           13,245
December 31, 2000***                                             7.18            (28.20)*           1,921
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------


                                                                          Ratio of Net
                                                            Ratio of        Investment
                                                            Expenses     Income (Loss)
                                                      to Average Net        to Average         Portfolio
Period ended                                         Assets(%)(b)(d)     Net Assets(%)       Turnover(%)
--------------------------------------------------------------------------------------------------------
Putnam VT Discovery Growth Fund (Class IA)
December 31, 2004                                                .94(i)           (.24)(i)(j)     106.52
December 31, 2003                                               1.08              (.58)            81.55
December 31, 2002                                               1.56             (1.11)            92.27(g)
December 31, 2001                                               1.62             (1.10)           109.55
December 31, 2000***                                             .85*             (.67)*           28.20*
--------------------------------------------------------------------------------------------------------
Putnam VT Discovery Growth Fund (Class IB)
December 31, 2004                                               1.19(i)           (.48)(i)(j)     106.52
December 31, 2003                                               1.33              (.83)            81.55
December 31, 2002                                               1.81             (1.36)            92.27(g)
December 31, 2001                                               1.84             (1.34)           109.55
December 31, 2000***                                             .89*             (.67)*           28.20*
--------------------------------------------------------------------------------------------------------

  * Not annualized.

*** For the period September 29, 2000 (commencement of operations) to December 31, 2000.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) The charges and expenses at the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset arrangements and brokerage service arrangements.

(g) Portfolio turnover excludes the impact of assets received from the acquired fund.

(i) Reflects an involuntary expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund's class IA and IB shares reflect a reduction of 0.14% based on average net assets.

(j) Reflects special dividend which amounts to 0.01 per share and 0.14% of average net assets.



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For more information
about the funds of
Putnam Variable Trust

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's report and the financial statements included in the Trust's most recent annual report to the fund's shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site at www.putnaminvestments.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811-05346               224589 4/05


Prospectus

April 30, 2005

Putnam Variable Trust
Class IB Shares

Growth Fund
Putnam VT Discovery Growth Fund

This prospectus explains what you should know about Putnam VT Discovery Growth Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through another prospectus.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


   CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks,
   Performance Information, and Fees and expenses)

 3 What are the fund's main investment strategies and related risks?

 5 Who manages the fund?

 6 How to buy and sell fund shares

 7 Distribution Plan

 7 How does the fund price its shares?

 8 Policy on excessive short-term trading

 9 Fund distributions and taxes

 9 Financial highlights

[SCALE LOGO OMITTED]

Fund summary

GOAL

The fund seeks long-term growth of capital.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We may invest in companies of any size.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of the fund's class IB shares. The table following the chart compares the fund's performance to that of two broad measures of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

2001       -30.78%
2002       -29.58%
2003        32.00%
2004         7.58%

Year-to-date performance through 3/31/2005 was -3.02%. During the periods shown in the bar chart, the highest return for a quarter was 22.41% (quarter ending 12/31/01) and the lowest return for a quarter was -31.88% (quarter ending 9/30/01).

------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/04)
------------------------------------------------------------------------------
                                                        Since
                                             Past     inception
                                            1 year     (9/29/00)
------------------------------------------------------------------------------
Class IB                                     7.58%      -15.14%
Russell Midcap Growth Index
(no deduction for fees or expenses)         15.48%       -7.43%
Russell 2500 Growth Index
(no deduction for fees or expenses)         14.59%       -3.90%
------------------------------------------------------------------------------


For portions of the period shown, the fund's performance benefited from Putnam Management's agreement to limit the fund's expenses. The fund's performance is compared to the Russell Midcap Growth Index, an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation. The fund's performance is also compared to the Russell 2500 Growth Index, an unmanaged index of the smallest 2,500 companies in the Russell 3000 Index chosen for their growth orientation.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in class IB shares of the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund's last fiscal year.

------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                            Total
                         Distri-            Annual
               Manage-   bution             Fund       Expense
               ment      (12b-1)  Other     Operating  Reimburse-  Net
               Fees      Fees     Expenses  Expenses   ment        Expenses
------------------------------------------------------------------------------
Class IB       0.70%     0.25%    0.38%     1.33%      -0.14%      1.19%
------------------------------------------------------------------------------

* Net expenses information in the fund's fee table reflects Putnam Management's agreement, effective January 28, 2004, to waive fees and reimburse expenses of the fund through December 31, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the funds underlying variable insurance products viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses in its Lipper peer group, as reported by Lipper, for each calendar quarter during the fund's last fiscal year, excluding distribution (12b-1) fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

EXAMPLE

The example translates the expenses shown for class IB shares in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------------
                         1 year       3 years       5 years     10 years
------------------------------------------------------------------------------
Class IB                 $121          $408          $717        $1,598
------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to the Putnam Discovery Growth Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in growth stocks. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep each fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing a fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the affected fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $180,279 in brokerage commissions during the last fiscal year, representing 0.35% of the fund's average net assets. Of this amount, $72,168, representing 0.14% of the fund's average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's Net Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Net Expenses ratio for class IB shares results in a "combined cost ratio" of 1.54% of the fund's average net assets for class IB shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund's fiscal year portfolio turnover rate was as follows:

-------------------------------------------------------------------------------
                           2004        2003       2002      2001        2000
-------------------------------------------------------------------------------
Portfolio Turnover         106.52%     81.55%     92.27%    109.55%     28.20%*
-------------------------------------------------------------------------------

* Not annualized.

The fund may buy and sell investments relatively often. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Portfolio holdings. The SAI includes a description of the fund's policies with respect to the disclosure of its portfolio holdings. For information on the fund's portfolio, you may visit the Putnam
  Investments Web site, www.putnaminvestments.com/individual, where the fund's top 10 holdings and related portfolio information may be viewed monthly beginning 10 business days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the Web site until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a monthly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.56% of average net assets for the fund's last fiscal year after giving effect to applicable waivers. Putnam Management's address is One Post Office Square, Boston, MA 02109.

* Investment management teams. Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Large-Cap Growth and Small and Emerging Growth Teams manage the fund's investments. The names of all team members can be found at www.putnaminvestments.com.

The team members identified as the fund's Portfolio Leader and Portfolio Members coordinate the teams' efforts related to the fund and are primarily responsible for the day-to-day management of the fund's portfolio. In addition to these individuals, the teams also include other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

-------------------------------------------------------------------------------
                        Joined                       Positions Over
Portfolio Leader        Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
Richard B. Weed         2004   Putnam                Senior Portfolio Manager
                               Management
                               2000 - Present

                               State Street          Senior Portfolio Manager
                               Global Advisors
                               Prior to Dec. 2000
-------------------------------------------------------------------------------
                        Joined                       Positions Over
Portfolio Members       Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
Robert E. Ginsberg      2005   Putnam                Portfolio Manager
                               Management
                               2004 - Present

                               Delaware              Portfolio Manager
                               Investments           Previously, Senior
                               Prior to Aug. 2004    Equity Analyst
-------------------------------------------------------------------------------
Raymond K. Haddad       2004   Putnam                Portfolio Manager
                               Management            Previously, Analyst
                               2000 - Present

                               Sanford C.            Equity Research
                               Bernstein & Co.       Associate
                               Prior to Sept. 2000
-------------------------------------------------------------------------------

* Other funds managed by the Portfolio Leader and Portfolio Members. As of March 31, 2005, Richard B. Weed was also a Portfolio Leader of Putnam
  VT OTC & Emerging Growth Fund and Putnam Small Cap Growth Fund, and was a Portfolio Member of Putnam VT New Opportunities Fund. Robert E. Ginsberg was also a Portfolio Leader of Putnam VT Growth Opportunities Fund and Putnam VT Voyager Fund. Raymond K. Haddad was also a
  Portfolio Member of Putnam VT OTC & Emerging Growth Fund. Richard B. Weed, Robert E. Ginsberg and Raymond K. Haddad may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund's Portfolio Leader and Portfolio Members. During the fiscal year ended December 31, 2004, Portfolio Leader Richard B. Weed and Portfolio Member Raymond K. Haddad joined the fund's management team, and Portfolio Leader Roland W. Gillis left the fund's management team. After the fund's fiscal year-end, Portfolio Member Robert E. Ginsberg joined the fund's management team and Portfolio Member David J. Santos left the fund's management team.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds)-Multi-Cap Growth Funds. The portion of the incentive compensation pool available to each of your investment management teams varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leader or Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under "Distribution Plan" with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered ("Record Owners") and to dealers that sell variable insurance products ("dealers") in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading "Fees and Expenses" at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. These payments by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average net assets of the funds attributable to that Record Owner or dealer on an annual basis. Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find further details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. As noted above, the value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

Policy on excessive short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund's performance and harm all fund shareholders by interfering with portfolio management, increasing the fund's expenses and diluting the fund's net asset value. Depending on the size and frequency of short-term trades in a fund's shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund's brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value -- such as securities of smaller companies and lower-rated bonds -- it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund's investments. In addition, the market for such securities may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund's shares, which will reduce the fund's performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam
  Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account's policies on excessive short-term trading, if any. As noted below, each insurance company's policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund's shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management's ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund's ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.


PUTNAM VARIABLE TRUST

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------
                                                                    Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net       Gain (Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period     Income (Loss)       Investments        Operations
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Discovery Growth Fund
December 31, 2004                                        $4.62          $(.02)(a)(i)(j)       $.37              $.35
December 31, 2003                                         3.50           (.03)(a)             1.15              1.12
December 31, 2002                                         4.97           (.05)(a)            (1.42)            (1.47)
December 31, 2001                                         7.18           (.07)(a)            (2.14)            (2.21)
December 31, 2000***                                     10.00           (.07)(a)            (2.75)            (2.82)
-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                      Less Distributions:
                                                                               From
                                                             From               Net
                                                              Net          Realized              From
                                                       Investment           Gain on            Return
Period ended                                               Income       Investments        of Capital
------------------------------------------------------------------------------------------------------
Putnam VT Discovery Growth Fund
December 31, 2004                                             $--               $--               $--
December 31, 2003                                              --                --                --
December 31, 2002                                              --                --                --
December 31, 2001                                              --                --                --
December 31, 2000***                                           --                --                --
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------

                                                                                                 Total
                                                                                            Investment
                                                                                             Return at       Net Assets,
                                                             Total  Net Asset Value,         Net Asset     End of Period
Period ended                                         Distributions     End of Period    Value(%)(b)(c)    (in thousands)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Discovery Growth Fund
December 31, 2004                                              $--             $4.97              7.58           $34,186
December 31, 2003                                               --              4.62             32.00            35,091
December 31, 2002                                               --              3.50            (29.58)           24,082
December 31, 2001                                               --              4.97            (30.78)           13,245
December 31, 2000***                                            --              7.18            (28.20)*           1,921
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------

                                                                          Ratio of Net
                                                            Ratio of        Investment
                                                            Expenses     Income (Loss)
                                                      to Average Net        to Average         Portfolio
Period ended                                         Assets(%)(b)(d)     Net Assets(%)       Turnover(%)
--------------------------------------------------------------------------------------------------------
Putnam VT Discovery Growth Fund
December 31, 2004                                               1.19(i)           (.48)(i)(j)     106.52
December 31, 2003                                               1.33              (.83)            81.55
December 31, 2002                                               1.81             (1.36)            92.27(g)
December 31, 2001                                               1.84             (1.34)           109.55
December 31, 2000***                                             .89*             (.67)*           28.20*
--------------------------------------------------------------------------------------------------------

  * Not annualized.

*** For the period September 29, 2000 (commencement of operations) to December 31, 2000.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) The charges and expenses at the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset arrangements and brokerage service arrangements.

(g) Portfolio turnover excludes the impact of assets received from the acquired fund.

(i) Reflects an involuntary expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund's class IA and IB shares reflect a reduction of 0.14% based on average net assets.

(j) Reflects special dividend which amounts to 0.01 per share and 0.14% of average net assets.



For more information
about the funds of
Putnam Variable Trust

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's report and the financial statements included in the Trust's most recent annual report to the fund's shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site at www.putnaminvestments.com/individual, or by calling Putnam toll-free at 1-800-225-1581.


You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--05346              224801 4/05


Prospectus

April 30, 2005

Putnam Variable Trust
Class IA and IB Shares

Income Fund
Putnam VT Diversified Income Fund

This prospectus explains what you should know about Putnam VT Diversified Income Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks, Performance Information, and Fees and expenses)

 3  What are the fund's main investment strategies and related risks?

 6  Who manages the fund?

 8  How to buy and sell fund shares

 9  Distribution Plan

 9  How does the fund price its shares?

 9  Policy on excessive short-term trading

11  Fund distributions and taxes

11  Financial highlights

[SCALE LOGO OMITTED]


Fund summary

GOAL

The fund seeks as high a level of current income as Putnam Management believes is consistent with preservation of capital.

MAIN INVESTMENT STRATEGIES -- MULTI-SECTOR BONDS

We invest mainly in bonds that:

* are obligations of corporations and governments worldwide,

* are either investment-grade or below investment-grade (junk bonds) and

* have intermediate to long-term maturities (three years  or longer).

Under normal market conditions, we invest 15% - 65% of the fund's net assets in each of these three sectors:

* U.S. and investment-grade sector: U.S. government securities and investment-grade bonds of U.S. companies.

* High yield sector: lower-rated bonds of U.S. companies.

* International sector: bonds of foreign governments and companies, including both investment-grade and lower-rated securities.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the issuers of the fund's investments will not make timely payments of interest and principal. Because the fund invests significantly in junk bonds, it is subject to heightened credit risk. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

* The risks of investing outside the U.S., such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of three broad measures of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1995        19.13%
1996         8.81%
1997         7.38%
1998        -1.37%
1999         1.66%
2000         0.19%
2001         3.82%
2002         6.20%
2003        20.27%
2004         9.58%

Year-to-date performance through 3/31/05 was -0.34%. During the periods shown in the bar chart, the highest return for a quarter was 7.66% (quarter ending 6/30/03) and the lowest return for a quarter was -4.94% (quarter ending 9/30/98).

------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/04)
------------------------------------------------------------------------------
                                           Past       Past       Past
                                           1 year     5 years    10 years
------------------------------------------------------------------------------
Class IA                                   9.58%      7.80%      7.35%
Class IB                                   9.20%      7.51%      7.12%
Lehman Aggregate Bond Index
(no deduction for fees or expenses)        4.34%      7.71%      7.72%
Citigroup Non-US World
Government Bond Index
(no deduction for fees,
expenses or taxes)                        12.14%      8.77%      7.33%
JP Morgan Global High
Yield Index (no deduction
for fees, expenses or taxes)              11.55%      7.61%      8.62%
------------------------------------------------------------------------------

Performance of class IB shares for the period prior to April 6, 1998 is based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. For portions of the period shown, the fund's performance benefited from Putnam Management's agreement to limit the fund's expenses. The fund's performance is compared to the Lehman Aggregate Bond Index, an unmanaged index used as a general measure of U.S. fixed income securities. The fund's performance is also compared to the Citigroup Non-US World Government Bond Index, an unmanaged index utilizing market capitalization-weighting that tracks the performance of the government bond markets tracked by the Citigroup World Government Bond Index. In addition, the fund's performance is compared to the JP Morgan Global High Yield Index, an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market, including domestic and international issues.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund's last fiscal year.

------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                            Total
                         Distri-            Annual
               Manage-   bution             Fund       Expense
               ment      (12b-1)  Other     Operating  Reimburse-  Net
               Fees      Fees     Expenses  Expenses   ment*       Expenses*
------------------------------------------------------------------------------
Class IA       0.69%     N/A      0.14%     0.83%      -0.02%      0.81%
Class IB       0.69%     0.25%    0.14%     1.08%      -0.02%      1.06%
------------------------------------------------------------------------------

* Net expenses information in the fund's fee table reflects Putnam Management's agreement, effective January 28, 2004, to waive fees and reimburse expenses of the fund through December 31, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the funds underlying variable insurance products viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses in its Lipper peer group, as reported by Lipper, for each calendar quarter during the fund's last fiscal year, excluding (for class IB shares) distribution (12b-1) fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------------
                          1 year       3 years       5 years     10 years
------------------------------------------------------------------------------
Class IA                  $83          $263          $459        $1,023
Class IB                 $108          $341          $594        $1,319
------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam Diversified Income Trust in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in bonds from multiple sectors, including the U.S. and investment-grade sector, the high yield sector and the international sector. We will not invest less than 15% of the fund's net assets in U.S. government securities. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We may invest up to 70% of the fund's total assets in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency rating such investments, including investments in the lowest rating category of the rating agency, and unrated investments that we believe are of comparable quality. We may invest up to 5% of the fund's total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments and unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund's investment objectives may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings involving the issuer. This could increase the fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some investments, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others, such as federal agency bonds, are backed only by the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

* Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

* Foreign investments. The fund considers a foreign corporation to be one that is domiciled outside the U.S. or has its principal operations located outside the U.S. Foreign investments involve certain special risks, including

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash flow from tax or other revenues.

* Lower yield: Foreign withholding taxes may reduce the proceeds from dividends or interest on, or the sale of, foreign investments.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund's exposure to long- or short-term interest rates (in the United States or abroad). However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in asset-backed, hybrid and structured bonds and notes, preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws, and assignments of and participations in fixed and floating rate loans, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $28,020 in brokerage commissions during the last fiscal year, representing less than 0.01% of the fund's average net assets. Of this amount, no monies were paid to brokers who also provided research services. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's Net Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Net Expenses ratio for class IA shares results in a "combined cost ratio" of 0.81% of the fund's average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund's fiscal year portfolio turnover rate was as follows:

-------------------------------------------------------------------------------
                             2004      2003       2002       2001       2000
-------------------------------------------------------------------------------
Portfolio Turnover           79.07%    104.06%    176.17%    139.13%    169.27%
-------------------------------------------------------------------------------

Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Portfolio holdings. The SAI includes a description of the fund's policies with respect to the disclosure of its portfolio holdings. For information on the fund's portfolio, you may visit the Putnam Investments Web site, www.putnaminvestments.com/individual, where the fund's top 10 holdings and related portfolio information may be viewed monthly beginning 10 business days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the Web site until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.66% of average net assets for the fund's last fiscal year after giving effect to applicable waivers. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management has retained its affiliate, Putnam Investments Limited ("PIL"), to manage a separate portion of the assets of the fund. Subject to the supervision of Putnam Management, PIL is responsible for making investment decisions for the portion of the assets of the fund that it manages.

PIL provides a full range of international investment advisory services to institutional and retail clients.

Putnam Management (and not the fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.40% of the average aggregate net asset value of the portion of the assets of the fund managed by PIL. PIL's address is Cassini House, 57-59 St. James's Street, London, England, SW1A 1LD.

* Investment management teams. Putnam Management's and PIL's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Core Fixed-Income and Core Fixed-Income High-Yield Teams manage the fund's investments. The names of all team members can be found at www.putnaminvestments.com.

The team members identified as the fund's Portfolio Leader and Portfolio Members coordinate the teams' efforts related to the fund and are primarily responsible for the day-to-day management of the fund's portfolio. In addition to these individuals, the teams also include other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

-------------------------------------------------------------------------------
                      Joined                         Positions Over
Portfolio Leader        Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
D. William Kohli        1994   Putnam                Director of Core Fixed
                               Management            Income
                               1994 - Present
-------------------------------------------------------------------------------
                      Joined                         Positions Over
Portfolio Members       Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
Rob A. Bloemker         2005   Putnam                Team Leader, Mortgage
                               Management            and Government
                               1999 - Present        Previously, Mortgage
                                                     Specialist
-------------------------------------------------------------------------------
Jeffrey A. Kaufman      2005   Putnam                Team Leader, Emerging
                               Management            Markets
                               1998 - Present        Previously, Director of
                                                     Emerging Market Debt
-------------------------------------------------------------------------------
Paul D. Scanlon        2005    Putnam                Team Leader, U.S. High
                               Management            Yield
                               1999 - Present        Previously, Portfolio
                                                     Manager; Analyst
-------------------------------------------------------------------------------
David L. Waldman       1998    Putnam                Director of Fixed Income
                               Management            Quantitative Research
                               1997 - Present
-------------------------------------------------------------------------------

* Other funds managed by the Portfolio Leader and Portfolio Members. As of March 31, 2005, D. William Kohli was also a Portfolio Leader of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust, and was a Portfolio Member of Putnam Global Income Trust. Rob A. Bloemker was also a Portfolio Member of Putnam VT American Government Income Fund, Putnam VT Income Fund, Putnam Limited Duration Government Income Fund, Putnam Master Intermediate Income Trust, Putnam Premier Income Trust and Putnam U.S. Government Income Trust. Jeffrey A. Kaufman was also a Portfolio Member of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust. Paul D. Scanlon was also a Portfolio Leader of Putnam VT High Yield Fund, Putnam High Yield Advantage Fund, Putnam Floating Rate Income Fund and Putnam Managed High Yield Trust, and was a Portfolio Member of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust. David L. Waldman was also a Portfolio Member of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust. D. William Kohli, Rob A. Bloemker, Jeffrey A. Kaufman, Paul D. Scanlon and David L. Waldman may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund's Portfolio Leader and Portfolio Members. No changes in the fund's Portfolio Leader or Portfolio Members occurred during the fiscal year ended December 31, 2004. After the fund's fiscal year-end, Portfolio Members Rob A. Bloemker, Jeffrey A. Kaufman and Paul D. Scanlon joined the fund's management team, and Portfolio Member Stephen C. Peacher left the fund's management team. D. William Kohli has served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) -- General Bond Funds. The portion of the incentive compensation pool available to each of your investment management teams varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leader or Portfolio Members as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under "Distribution Plan" with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered ("Record Owners") and to dealers that sell variable insurance products ("dealers") in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading "Fees and Expenses" at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. These payments by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average net assets of the funds attributable to that Record Owner or dealer on an annual basis. Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find further details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the fund's Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. The fair value determined for an investment may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments will be valued at their fair value, which may differ from recent market prices.

Policy on excessive short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund's performance and harm all fund shareholders by interfering with portfolio management, increasing the fund's expenses and diluting the fund's net asset value. Depending on the size and frequency of short-term trades in a fund's shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund's brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value -- such as securities of smaller companies and lower-rated bonds -- it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund's investments. In addition, the market for such securities may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund's shares, which will reduce the fund's performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account's policies on excessive short-term trading, if any. As noted below, each insurance company's policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund's shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management's ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund's ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



PUTNAM VARIABLE TRUST

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------
                                                                    Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net       Gain (Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period     Income (Loss)       Investments        Operations
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund (Class IA)
December 31, 2004                                        $9.32           $.51(a)(i)           $.33              $.84
December 31, 2003                                         8.55            .63(a)               .97              1.60
December 31, 2002                                         8.81            .71(a)              (.20)              .51
December 31, 2001                                         9.15            .78(a)              (.44)              .34
December 31, 2000                                         9.92            .80(a)              (.78)              .02
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund (Class IB)
December 31, 2004                                        $9.24           $.48(a)(i)           $.32              $.80
December 31, 2003                                         8.49            .60(a)               .96              1.56
December 31, 2002                                         8.75            .68(a)              (.18)              .50
December 31, 2001                                         9.11            .76(a)              (.45)              .31
December 31, 2000                                         9.90            .78(a)              (.78)               --(e)
-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                      Less Distributions:
                                                                                From
                                                             From                Net
                                                              Net           Realized             From
                                                       Investment            Gain on           Return
Period ended                                               Income        Investments       of Capital
------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund (Class IA)
December 31, 2004                                           $(.89)               $--              $--
December 31, 2003                                            (.83)                --               --
December 31, 2002                                            (.77)                --               --
December 31, 2001                                            (.68)                --               --
December 31, 2000                                            (.79)                --               --
------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund (Class IB)
December 31, 2004                                           $(.87)               $--              $--
December 31, 2003                                            (.81)                --               --
December 31, 2002                                            (.76)                --               --
December 31, 2001                                            (.67)                --               --
December 31, 2000                                            (.79)                --               --
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


                                                                                                 Total
                                                                                            Investment
                                                                                             Return at       Net Assets,
                                                             Total  Net Asset Value,         Net Asset     End of Period
Period ended                                         Distributions     End of Period    Value(%)(b)(c)    (in thousands)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund (Class IA)
December 31, 2004                                            $(.89)            $9.27              9.58          $409,381
December 31, 2003                                             (.83)             9.32             20.27           449,121
December 31, 2002                                             (.77)             8.55              6.20           440,845
December 31, 2001                                             (.68)             8.81              3.82           491,673
December 31, 2000                                             (.79)             9.15              0.19           537,743
------------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund (Class IB)
December 31, 2004                                            $(.87)            $9.17              9.20          $149,586
December 31, 2003                                             (.81)             9.24             19.91           141,644
December 31, 2002                                             (.76)             8.49              6.03           102,982
December 31, 2001                                             (.67)             8.75              3.51            92,828
December 31, 2000                                             (.79)             9.11             (0.07)           68,832
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------


                                                                          Ratio of Net
                                                            Ratio of        Investment
                                                            Expenses     Income (Loss)
                                                      to Average Net        to Average         Portfolio
Period ended                                         Assets(%)(b)(d)     Net Assets(%)       Turnover(%)
--------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund (Class IA)
December 31, 2004                                                .80(i)           5.68(i)          79.07
December 31, 2003                                                .82              7.16            104.06
December 31, 2002                                                .82              8.45            176.17(f)
December 31, 2001                                                .79              8.83            139.13(f)
December 31, 2000                                                .78              8.62            169.27
--------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund (Class IB)
December 31, 2004                                               1.05(i)           5.41(i)          79.07
December 31, 2003                                               1.07              6.86            104.06
December 31, 2002                                               1.07              8.20            176.17(f)
December 31, 2001                                               1.01              8.58            139.13(f)
December 31, 2000                                                .93              8.45            169.27
--------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) The charges and expenses at the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset arrangements.

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(i) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and waivers, the expenses of the fund's class IA and IB shares reflect a reduction of 0.03% of average net assets.



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For more information
about the funds of
Putnam Variable Trust

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's report and the financial statements included in the Trust's most recent annual report to the fund's shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site at www.putnaminvestments.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811-05346                  224590 4/05


Prospectus

April 30, 2005

Putnam Variable Trust
Class IA and IB Shares

Value Fund
Putnam VT Equity Income Fund

This prospectus explains what you should know about Putnam VT Equity Income Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks, Performance Information, and Fees and expenses)

 3  What are the fund's main investment strategies and related risks?

 5  Who manages the fund?

 6  How to buy and sell fund shares

 7  Distribution Plan

 7  How does the fund price its shares?

 8  Policy on excessive short-term trading

 9  Fund distributions and taxes

 9  Financial highlights

[SCALE LOGO OMITTED]


Fund summary

GOAL

The fund seeks capital growth and current income.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on value stocks that offer the potential for current income and capital growth. Under normal circumstances, we invest at least 80% of the fund's net assets in common stocks and other equity investments that offer potential for current income. Value stocks are those that we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in large companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

2004         12.14%

Year-to-date performance through 3/31/05 was -0.19%. During the periods shown in the bar chart, the highest return for a quarter was 9.72% (quarter ending 12/31/04) and the lowest return for a quarter was -0.40% (quarter ending 9/30/04).

------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/04)
------------------------------------------------------------------------------
                                                        Since
                                             Past       inception
                                             1 year     (5/1/03)
------------------------------------------------------------------------------
Class IA                                     12.14%     20.43%
Class IB                                     11.82%     20.12%
Russell 1000 Value Index
(no deduction  for fees or expenses)         16.49%     25.67%
------------------------------------------------------------------------------

For portions of the period shown, the fund's performance benefited from Putnam Management's agreement to limit the fund's expenses. The fund's performance is compared to the Russell 1000 Value Index, an unmanaged index of those Russell 1000 companies chosen for their value orientation.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund's last fiscal year.

------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                            Total
                         Distri-            Annual
               Manage-   bution             Fund       Expense
               ment      (12b-1)  Other     Operating  Reimburse-  Net
               Fees      Fees     Expenses  Expenses   ment*       Expenses*
------------------------------------------------------------------------------
Class IA       0.65%     N/A      0.21%     0.86%      -0.03%      0.83%
Class IB       0.65%     0.25%    0.21%     1.11%      -0.03%      1.08%
------------------------------------------------------------------------------

* Net expenses information in the fund's fee table reflects Putnam Management's agreement, effective January 28, 2004, to waive fees and reimburse expenses of the fund through December 31, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the funds underlying variable insurance products viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses in its Lipper peer group, as reported by Lipper, for each calendar quarter during the fund's last fiscal year, excluding (for class IB shares) distribution (12b-1) fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------------
                          1 year       3 years       5 years     10 years
------------------------------------------------------------------------------
Class IA                  $85          $272          $475        $1,060
Class IB                 $110          $350          $609        $1,354
------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam Equity Income Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in value stocks that offer the potential for current income and may also offer the potential for capital growth. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and fixed-income securities, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing a fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $173,382 in brokerage commissions during the last fiscal year, representing 0.18% of the fund's average net assets. Of this amount, $64,776, representing 0.07% of the fund's average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's Net Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Net Expenses ratio for class IA shares results in a "combined cost ratio" of 1.01% of the fund's average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund's fiscal year portfolio turnover rate was as follows:

Portfolio Turnover            2004        2003         2002      2001      2000
-------------------------------------------------------------------------------
Portfolio Turnover            89.30%      113.49%*     --        --        --
-------------------------------------------------------------------------------

* Not annualized.

Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Portfolio holdings. The SAI includes a description of the fund's policies with respect to the disclosure of its portfolio holdings. For information on the fund's portfolio, you may visit the Putnam Investments Web site, www.putnaminvestments.com/individual, where the fund's top 10 holdings and related portfolio information may be viewed monthly beginning 10 business days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the Web site until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Manage ment a monthly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.62% of average net assets for the fund's last fiscal year after giving effect to applicable waivers. Putnam Management's address is One Post Office Square, Boston, MA 02109.

* Investment management teams. Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of Large-Cap Value and Core Fixed-Income Teams manage the fund's investments. The names of all team members can be found at www.putnaminvestments.com.

The team members identified as the fund's Portfolio Leader and Portfolio Members coordinate the teams' efforts related to the fund and are primarily responsible for the day-to-day management of the fund's portfolio. In addition to these individuals, the teams also include other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

------------------------------------------------------------------------------
                       Joined                           Positions Over
Portfolio Leader       Fund      Employer               Past Five Years
------------------------------------------------------------------------------
Bartlett R. Geer       2003      Putnam                 Senior Portfolio
                                 Management             Manager
                                 2000 - Present

                                 State Street           Senior Portfolio
                                 Research &             Manager
                                 Management
                                 Prior to Dec. 2000
------------------------------------------------------------------------------
                       Joined                           Positions Over
Portfolio Members      Fund      Employer               Past Five Years
------------------------------------------------------------------------------
Kevin M. Cronin        2003      Putnam                 Head of Investments;
                                 Management             Chief Investment
                                 1997 - Present         Officer, Core Fixed
                                                        Income, Fixed
                                                        Income Money
                                                        Market and
                                                        Tax Exempt Fixed
                                                        Income Teams
------------------------------------------------------------------------------
Jeanne L. Mockard      2003      Putnam                 Senior Portfolio
                                 Management             Manager
                                 1985 - Present
------------------------------------------------------------------------------

* Other funds managed by the Portfolio Leader and Portfolio Members. As of March 31, 2005, Bartlett R. Geer did not serve as Portfolio Leader or Portfolio Member of any other Putnam funds. Kevin M. Cronin was also a Portfolio Leader of Putnam VT American Government Income Fund, Putnam VT Income Fund, Putnam Global Income Trust, Putnam Limited Duration Government Income Fund and Putnam U.S. Government Income Trust, and was a Portfolio Member of Putnam VT The George Putnam Fund of Boston. Jeanne L. Mockard was also a Portfolio Leader of Putnam VT The George Putnam Fund of Boston. Bartlett R. Geer, Kevin M. Cronin and Jeanne L. Mockard may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund's Portfolio Leader and Portfolio Members. No changes in the fund's Portfolio Leader or Portfolio Members occurred during the fiscal year ended December 31, 2004. Bartlett R. Geer has served as Portfolio Leader of the fund since its inception.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds)--Equity Income Funds. The portion of the incentive compensation pool available to each of your investment management teams varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leader or Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under "Distribution Plan" with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered ("Record Owners") and to dealers that sell variable insurance products ("dealers") in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading "Fees and Expenses" at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. These payments by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average net assets of the funds attributable to that Record Owner or dealer on an annual basis. Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find further details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. As noted above, the value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

Policy on excessive short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund's performance and harm all fund shareholders by interfering with portfolio management, increasing the fund's expenses and diluting the fund's net asset value. Depending on the size and frequency of short-term trades in a fund's shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund's brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value -- such as securities of smaller companies and lower-rated bonds -- it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund's investments. In addition, the market for such securities may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund's shares, which will reduce the fund's performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account's policies on excessive short-term trading, if any. As noted below, each insurance company's policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund's shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management's ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund's ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



PUTNAM VARIABLE TRUST

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------
                                                                    Investment Operations:

                                                           Net                                 Net
                                                         Asset                        Realized and
                                                        Value,               Net        Unrealized        Total from
                                                     Beginning        Investment           Gain on        Investment
Period ended                                         of Period            Income       Investments        Operations
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund (Class IA)
December 31, 2004                                       $12.09           $.22(a)(i)          $1.25             $1.47
December 31, 2003**                                      10.00            .10(a)(i)           2.06              2.16
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund (Class IB)
December 31, 2004                                       $12.08           $.19(a)(i)          $1.24             $1.43
December 31, 2003**                                      10.00            .09(a)(i)           2.05              2.14
-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                      Less Distributions:
                                                                               From
                                                             From               Net
                                                              Net          Realized              From
                                                       Investment           Gain on            Return
Period ended                                               Income       Investments        of Capital
------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund (Class IA)
December 31, 2004                                             $--            $(.02)               $--
December 31, 2003**                                          (.05)            (.02)                --
------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund (Class IB)
December 31, 2004                                             $--             $(.02)              $--
December 31, 2003**                                          (.04)             (.02)               --
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


                                                                                                 Total
                                                                                            Investment
                                                                                             Return at       Net Assets,
                                                             Total  Net Asset Value,         Net Asset     End of Period
Period ended                                         Distributions     End of Period    Value(%)(b)(c)    (in thousands)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund (Class IA)
December 31, 2004                                            $(.02)           $13.54             12.14           $80,093
December 31, 2003**                                           (.07)            12.09             21.57*           39,133
------------------------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund (Class IB)
December 31, 2004                                            $(.02)           $13.49             11.82           $55,764
December 31, 2003**                                           (.06)            12.08             21.39*           22,804
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------


                                                                          Ratio of Net
                                                            Ratio of        Investment
                                                            Expenses     Income (Loss)
                                                      to Average Net        to Average         Portfolio
Period ended                                         Assets(%)(b)(d)     Net Assets(%)       Turnover(%)
--------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund (Class IA)
December 31, 2004                                                .83(i)           1.75(i)          89.30
December 31, 2003**                                              .71(i)*           .93(i)*        113.49*
--------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund (Class IB)
December 31, 2004                                               1.08(i)           1.51(i)          89.30
December 31, 2003**                                              .88(i)*           .76(i)*        113.49*
--------------------------------------------------------------------------------------------------------

  * Not annualized

 ** For the period May 1, 2003 (commencement of operations) to December 31, 2003.

(a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

(b) The charges and expenses of the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset and brokerage service arrangements.

(i) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period ended December 31, 2004 and
    December 31, 2003, reflect a reduction of 0.03% and 0.18% of average net assets.



For more information
about the funds of
Putnam Variable Trust

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's report and the financial statements included in the Trust's most recent annual report to the fund's shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site at www.putnaminvestments.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811-05346                    224591 4/05


Prospectus

April 30, 2005

Putnam Variable Trust
Class IA and IB Shares

Value Fund
Putnam VT The George Putnam Fund of Boston

This prospectus explains what you should know about Putnam VT The George Putnam Fund of Boston, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks, Performance Information, and Fees and expenses)

 3   What are the fund's main investment strategies and related risks?

 5   Who manages the fund?

 7   How to buy and sell fund shares

 8   Distribution Plan

 8   How does the fund price its shares?

 9   Policy on excessive short-term trading

10   Fund distributions and taxes

11   Financial highlights

[SCALE LOGO OMITTED]


Fund summary

GOAL

The fund seeks to provide a balanced investment composed of a well diversified portfolio of stocks and bonds which produce both capital growth and current income.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS AND BONDS

We invest mainly in a combination of bonds and U.S. value stocks, with a greater focus on value stocks. Value stocks are those that we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of its stock may rise. We buy bonds of governments and private companies that are mostly investment-grade in quality with intermediate to long-term maturities (three years or longer). We invest mainly in large companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk that the prices of the fixed-income investments we buy will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that the issuers of the fund's fixed-income investments will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

* The risk that our allocation of investments between stocks and bonds may adversely affect the fund's performance.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of three broad measures of market performance. Of course, a fund's past performance is not necessarily an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1999        -0.36%
2000         9.82%
2001         0.74%
2002        -8.57%
2003        17.35%
2004         8.48%

Year-to-date performance through 3/31/05 was -0.54%. During the periods shown in the bar chart, the highest return for a quarter was 11.73% (quarter ending 6/30/03) and the lowest return for a quarter was -10.60% (quarter ending 9/30/02).

------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/04)
------------------------------------------------------------------------------
                                                                  Since
                                            Past       Past       inception
                                            1 year     5 years    (4/30/98)
------------------------------------------------------------------------------
Class IA                                    8.48%      5.19%      4.38%
Class IB                                    8.21%      4.94%      4.18%
S&P 500/Barra Value Index
(no deduction for fees or expenses)        15.71%      2.48%      3.95%
Lehman Aggregate Bond Index
(no deduction for fees or expenses)         4.34%      7.71%      6.59%
George Putnam Blended Index
(no deduction for fees or expenses)        11.21%      5.10%      5.54%
------------------------------------------------------------------------------

For portions of the period shown, the fund's performance benefited from Putnam Management's agreement to limit the fund's expenses. The fund's performance is compared to the S&P 500/Barra Value Index, an unmanaged index of capitalization-weighted stocks chosen for their value orientation, to the Lehman Aggregate Bond Index, an unmanaged index used as a general measure of U.S. fixed income securities and to the George Putnam Blended Index, an unmanaged index administered by Putnam Management, 60% of which is the S&P 500/BarraValue Index and 40% of which is the Lehman Aggregate Bond Index.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund's last fiscal year.

------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                                            Total
                                                            Annual
                                 Distribution               Fund
                  Management     (12b-1)        Other       Operating
                  Fees           Fees           Expenses    Expenses
------------------------------------------------------------------------------
Class IA          0.62%          N/A            0.11%       0.73%
Class IB          0.62%          0.25%          0.11%       0.98%
------------------------------------------------------------------------------

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------------
                          1 year       3 years       5 years       10 years
------------------------------------------------------------------------------
Class IA                  $75          $233          $406          $906
Class IB                 $100          $312          $542        $1,204
------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to The George Putnam Fund of Boston in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in bonds and value stocks. Under normal market conditions, we invest at least 25% of the fund's total assets in fixed-income securities, including debt securities, preferred stocks and that portion of the value of convertible securities attributable to the fixed-income characteristics of those securities. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Interest rate risk. The values of bonds and other debt usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investments during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with secure credit. Higher-rated investments generally have lower credit risk.

We invest mostly in investment-grade debt investments. These are rated at least BBB or its equivalent at the time of purchase by a nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. We may invest in non-investment-grade investments. However, we will not invest in securities rated lower than B or its equivalent by each rating agency rating the investment, or unrated securities that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment. Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

* Mortgage-backed investments. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields.

Compared to other debt, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make it difficult to buy or sell them.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and asset-backed securities, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing a fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $538,420 in brokerage commissions during the last fiscal year, representing 0.08% of the fund's average net assets. Of this amount, $193,617, representing 0.03% of the fund's average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Total Annual Fund Operating Expenses ratio for class IA shares results in a "combined cost ratio" of 0.81% of the fund's average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund's fiscal year portfolio turnover rate was as follows:

-------------------------------------------------------------------------------
                            2004       2003       2002       2001       2000
-------------------------------------------------------------------------------
Portfolio Turnover          148.39%    144.47%    128.14%    334.64%    154.53%
-------------------------------------------------------------------------------

The fund may buy and sell investments relatively often. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Portfolio holdings. The SAI includes a description of the fund's policies with respect to the disclosure of its portfolio holdings. For information on the fund's portfolio, you may visit the Putnam Investments Web site, www.putnaminvestments.com/individual, where the fund's top 10 holdings and related portfolio information may be viewed monthly beginning 10 business days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the Web site until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the funds?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.61% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

* Investment management teams. Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Large-Cap Value, Core Fixed-Income and Global Asset Allocation Teams manage the fund's investments. The names of all team members can be found at www.putnaminvestments.com.

The team members identified as the fund's Portfolio Leader and Portfolio Members coordinate the teams' efforts related to the fund and are primarily responsible for the day-to-day management of the fund's portfolio. In addition to these individuals, the teams also include other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

------------------------------------------------------------------------------
                       Joined                           Positions Over
Portfolio Leader       Fund      Employer               Past Five Years
------------------------------------------------------------------------------
Jeanne L. Mockard      2000      Putnam                 Senior Portfolio
                                 Management             Manager
                                 1985 - Present
------------------------------------------------------------------------------
                       Joined                           Positions Over
Portfolio Members      Fund      Employer               Past Five Years
------------------------------------------------------------------------------
Michael J. Abata       2005      Putnam                 Portfolio Manager
                                 Management             Previously,
                                 1997 - Present         Quantitative Analyst
------------------------------------------------------------------------------
Kevin M. Cronin        2003      Putnam                 Head of
                                 Management             Investments; Chief
                                 1997 - Present         Investment Officer,
                                                        Core Fixed Income,
                                                        Fixed Income
                                                        Money Market and
                                                        Tax Exempt Fixed
                                                        Income Teams
------------------------------------------------------------------------------
Jeffrey L. Knight      2001      Putnam                 Chief Investment
                                 Management             Officer, Global
                                 1993 - Present         Asset Allocation
                                                        Team
------------------------------------------------------------------------------
Raman Srivastava       2004      Putnam                 Portfolio Manager
                                 Management             Previously, Portfolio
                                 1999 - Present         Construction
                                                        Specialist;
                                                        Quantitative Analyst
------------------------------------------------------------------------------

* Other funds managed by the Portfolio Leader and Portfolio Members. As of March 31, 2005, Jeanne L. Mockard was also a Portfolio Member of Putnam VT Equity Income Fund. Michael J. Abata was also a Portfolio Leader of Putnam Classic Equity Fund, and was a Portfolio Member of Putnam VT New Value Fund. Kevin M. Cronin was also a Portfolio Leader of Putnam VT American Government Income Fund, Putnam VT Income Fund, Putnam Global Income Trust, Putnam Limited Duration Government Income Fund and Putnam U.S. Government Income Trust, and was a Portfolio Member of Putnam VT Equity Income Fund. Jeffrey L. Knight was also a Portfolio Leader of Putnam VT Global Asset Allocation Fund, Putnam Asset Allocation: Balanced Portfolio, Putnam Asset
  Allocation: Conservative Portfolio, Putnam Asset Allocation: Growth Portfolio and Putnam RetirementReady[R] Funds. Raman Srivastava was also a Portfolio Member of Putnam VT Income Fund. Jeanne L. Mockard, Michael J. Abata, Kevin M. Cronin, Jeffrey L. Knight and Raman Srivastava may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund's Portfolio Leader and Portfolio Members. During the fiscal year ended December 31, 2004, Portfolio Member Raman Srivastava joined the fund's management team. After the fund's fiscal year-end, Portfolio Member Michael J. Abata joined the fund's management team. Jeanne L. Mockard has served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) -- Balanced Funds. The portion of the incentive compensation pool available to each of your investment management teams varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leader or Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under "Distribution Plan" with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered ("Record Owners") and to dealers that sell variable insurance products ("dealers") in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading "Fees and Expenses" at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. These payments by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average net assets of the funds attributable to that Record Owner or dealer on an annual basis. Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find further details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. For example, the fund may value a stock at its fair value when the relevant exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the fund's Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. The fair value determined for an investment may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent.

Policy on excessive  short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund's performance and harm all fund shareholders by interfering with portfolio management, increasing the fund's expenses and diluting the fund's net asset value. Depending on the size and frequency of short-term trades in a fund's shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund's brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value -- such as securities of smaller companies and lower-rated bonds -- it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund's investments. In addition, the market for such securities may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund's shares, which will reduce the fund's performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account's policies on excessive short-term trading, if any. As noted below, each insurance company's policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund's shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management's ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund's ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



PUTNAM VARIABLE TRUST

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------
                                                                    Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net       Gain (Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period     Income (Loss)       Investments        Operations
-----------------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston (Class IA)
December 31, 2004                                       $10.93           $.24(a)(i)           $.67              $.91
December 31, 2003                                         9.58            .23(a)              1.38              1.61
December 31, 2002                                        10.73            .28(a)             (1.17)             (.89)
December 31, 2001                                        10.96            .31(a)              (.24)              .07
December 31, 2000                                         9.98            .19(a)               .79               .98
-----------------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston (Class IB)
December 31, 2004                                       $10.88           $.21(a)(i)           $.67              $.88
December 31, 2003                                         9.54            .20(a)              1.38              1.58
December 31, 2002                                        10.69            .26(a)             (1.17)             (.91)
December 31, 2001                                        10.94            .29(a)              (.25)              .04
December 31, 2000                                         9.98            .18(a)               .78               .96
-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                      Less Distributions:
                                                                               From
                                                             From               Net
                                                              Net          Realized              From
                                                       Investment           Gain on            Return
Period ended                                               Income       Investments        of Capital
------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston (Class IA)
December 31, 2004                                           $(.23)             $--                $--
December 31, 2003                                            (.26)              --                 --
December 31, 2002                                            (.26)              --                 --
December 31, 2001                                            (.30)              --                 --
December 31, 2000                                              --               --                 --
------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston (Class IB)
December 31, 2004                                           $(.21)              $--               $--
December 31, 2003                                            (.24)               --                --
December 31, 2002                                            (.24)               --                --
December 31, 2001                                            (.29)               --                --
December 31, 2000                                              --                --                --
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


                                                                                                 Total
                                                                                            Investment
                                                                                             Return at       Net Assets,
                                                             Total  Net Asset Value,         Net Asset     End of Period
Period ended                                         Distributions     End of Period    Value(%)(b)(c)    (in thousands)
------------------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston (Class IA)
December 31, 2004                                            $(.23)           $11.61              8.48          $444,637
December 31, 2003                                             (.26)            10.93             17.35           463,270
December 31, 2002                                             (.26)             9.58             (8.57)          416,550
December 31, 2001                                             (.30)            10.73              0.74           387,517
December 31, 2000                                               --             10.96              9.82           305,564
------------------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston (Class IB)
December 31, 2004                                            $(.21)           $11.55              8.21          $294,298
December 31, 2003                                             (.24)            10.88             17.04           254,106
December 31, 2002                                             (.24)             9.54             (8.75)          178,710
December 31, 2001                                             (.29)            10.69              0.46           156,821
December 31, 2000                                               --             10.94              9.62            94,236
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------


                                                                          Ratio of Net
                                                            Ratio of        Investment
                                                            Expenses     Income (Loss)
                                                      to Average Net        to Average         Portfolio
Period ended                                         Assets(%)(b)(d)     Net Assets(%)       Turnover(%)
--------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston (Class IA)
December 31, 2004                                                .72(i)           2.15(i)         148.39
December 31, 2003                                                .73              2.27            144.47
December 31, 2002                                                .75              2.83            128.14(f)
December 31, 2001                                                .76              2.92            334.64(f)
December 31, 2000                                                .76              3.44            154.53
--------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston (Class IB)
December 31, 2004                                                .97(i)           1.90(i)         148.39
December 31, 2003                                                .98              2.00            144.47
December 31, 2002                                               1.00              2.58            128.14(f)
December 31, 2001                                                .98              2.69            334.64(f)
December 31, 2000                                                .91              3.27            154.53
--------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

(b) The charges and expenses of the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset arrangements and brokerage service arrangements.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(i) Reflects a waiver of certain fund expenses in connection with investments in Putnam Prime Money
    Market Fund during the period. As a  result of such waiver, the expenses of the fund for the period ended December 31, 2004 reflect a reduction of 0.01% of average net assets.



THIS PAGE INTENTIONALLY LEFT BLANK


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For more information
about the funds of
Putnam Variable Trust

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's report and the financial statements included in the Trust's most recent annual report to the fund's shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site at www.putnaminvestments.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811-05346                 224592 4/05


Prospectus

April 30, 2005

Putnam Variable Trust
Class IA and IB Shares

Asset Allocation Fund
Putnam VT Global Asset Allocation Fund

This prospectus explains what you should know about Putnam VT Global Asset Allocation Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks, Performance Information, and Fees and expenses)

 3  What are the fund's main investment strategies and related risks?

 7  Who manages the fund?

 8  How to buy and sell fund shares

 9  Distribution Plan

 9  How does the fund price its shares?

10  Policy on excessive short-term trading

11  Fund distributions and taxes

12  Financial highlights

[SCALE LOGO OMITTED]


Fund summary

GOAL

The fund seeks a high level of long-term total return consistent with preservation of capital.

MAIN INVESTMENT STRATEGIES -- ASSET ALLOCATION

We invest in a wide variety of equity and fixed-income securities both of U.S. and foreign issuers. We may invest in securities in the following four investment categories, which we believe represent large, well-differentiated classes of securities with distinctive investment characteristics:

* U.S. Equities: This sector will invest primarily in growth and value stocks of U.S. companies. Growth stocks are issued by companies whose earnings we believe are likely to grow faster than the economy as a whole. Growth in earnings may lead to an increase in the price of the stock. Value stocks are those we believe are currently undervalued compared to their true worth. If we are correct and other investors recognize the value of the company, the price of the stock may rise.

* International Equities: This sector will invest primarily in growth and value stocks principally traded in foreign securities markets.

* U.S. Fixed-income: This sector will invest primarily in fixed-income securities of U.S. companies or the U.S. government, its agencies or instrumentalities, mortgage-backed and asset-backed securities, convertible securities and preferred stock.

* International Fixed-income: This sector will invest primarily in fixed-income securities denominated in foreign currencies of non-U.S. companies, foreign governmental issuers or supranational agencies.

The allocation of fund assets assigned to each investment category will be reevaluated at least quarterly based on an assessment of the relative market opportunities and risks of each investment category, taking into account various economic and market factors. The fund may from time to time invest in all or any one of the investment categories as we may consider appropriate in response to changing market conditions. We expect that under normal market conditions the fund will invest a majority of its assets in equity securities. We may invest in companies of any size.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

* The risk that the prices of the fixed-income investments we buy will fall if interest rates rise. Interest rate risk is generally highest for investments with longer maturities.

* The risk that our allocation of investments between stocks and bonds may adversely affect the fund's performance.

* The risk that the issuers of the fund's fixed-income investments will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of three broad measures of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1995           24.71%
1996           15.62%
1997           19.67%
1998           13.47%
1999           11.85%
2000           -4.87%
2001           -8.42%
2002          -12.30%
2003           22.04%
2004            9.26%

Year-to-date performance through 3/31/05 was -0.08%. During the periods shown in the bar chart, the highest return for a quarter was 14.51% (quarter ending 12/31/98) and the lowest return for a quarter was -12.39% (quarter ending 9/30/02).

------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/04)
------------------------------------------------------------------------------
                                               Past       Past       Past
                                               1 year     5 years    10 years
------------------------------------------------------------------------------
Class IA                                       9.26%      0.37%      8.36%
Class IB                                       9.11%      0.25%      8.23%
Russell 3000 Index
(no deduction for fees or expenses)           11.95%     -1.16%     12.01%
Putnam Balanced Blended
Benchmark (no deduction
for fees or expenses)                         10.08%      2.68%     10.04%
MSCI World Index (no deduction
for fees or expenses)                         14.72%     -2.45%      8.09%
------------------------------------------------------------------------------

Performance of class IB shares for the period prior to April 30, 1998 for the fund is based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. The fund's performance is compared to the Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies in the Russell universe. The fund's performance is also compared to the Putnam Balanced Blended Benchmark, a benchmark administered by Putnam Management that is 50% the Russell 3000 Index, 35% the Lehman Aggregate Bond Index (an unmanaged index used as a general measure of U.S. fixed income securities), 10% the Morgan Stanley Capital International (MSCI) EAFE Index (an unmanaged index of international stocks from Europe, Australasia and the Far East) and 5% the JP Morgan Developed High Yield Index (an unmanaged index designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market of developed markets). The fund's performance was previously compared to the MSCI World Index, an unmanaged index of securities of developed and emerging markets. This index was replaced by the Russell 3000 Index and the Putnam Balanced Blended Benchmark, which are more representative of the types of securities generally held by the fund.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund's last fiscal year.

------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                                            Total
                                                            Annual
                                 Distribution               Fund
                  Management     (12b-1)        Other       Operating
                  Fees           Fees           Expenses    Expenses
------------------------------------------------------------------------------
Class IA          0.70%          N/A            0.24%       0.94%
Class IB          0.70%          0.25%          0.24%       1.19%
------------------------------------------------------------------------------

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------------
                          1 year       3 years       5 years     10 years
------------------------------------------------------------------------------
Class IA                  $96          $300          $520        $1,155
Class IB                 $121          $378          $654        $1,447
------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam Asset Allocation:
Balanced Portfolio in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

EQUITY CLASS

The fund will invest its assets allocated to the Equity Class in a diversified portfolio of equity securities, including both growth and value stocks. We will consider, among other things, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the investment strategies applicable to the Equity Class follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

FIXED INCOME CLASS

The fund will invest its assets allocated to the Fixed Income Class in a diversified portfolio of fixed-income investments, including both U.S. and foreign government obligations and corporate obligations. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the investment strategies applicable to the Fixed Income Class follows.

* Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We may invest up to 40% of the fund's total assets in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. We may invest up to 5% of the fund's total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments and in unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund's investment objective may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings or take possession of and manage assets that secure the issuer's obligations. This could increase the fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

* Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of the fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

BOTH CLASSES

* Foreign investments. Foreign investments involve certain special risks, including:

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash flow from tax or other revenues.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in preferred stocks, convertible securities, asset-backed securities and investments in bank loans, which may be subject to other risks, as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $609,132 in brokerage commissions during the last fiscal year, representing 0.14% of the fund's average net assets. Of this amount, $133,779, representing 0.03% of the fund's average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Total Annual Fund Operating Expenses ratio for class IA shares results in a "combined cost ratio" of 1.08% of the fund's average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund's fiscal year portfolio turnover rate was as follows:

-------------------------------------------------------------------------------
                        2004        2003        2002        2001        2000
-------------------------------------------------------------------------------
Portfolio Turnover      156.86%     155.21%     105.04%     187.96%     159.03%
-------------------------------------------------------------------------------

The fund may buy and sell investments relatively often. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Portfolio holdings. The SAI includes a description of the fund's policies with respect to the disclosure of its portfolio holdings. For information on the fund's portfolio, you may visit the Putnam Investments Web site, www.putnaminvestments.com/individual, where the fund's top 10 holdings and related portfolio information may be viewed monthly beginning 10 business days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the Web site until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.69% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

* Investment management team. Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Global Asset Allocation Team manage the fund's investments. The names of all team members can be found at www.putnaminvestments.com.

The team members identified as the fund's Portfolio Leader and Portfolio Members coordinate the team's efforts related to the fund and are primarily responsible for the day-to-day management of the fund's portfolio. In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

-------------------------------------------------------------------------------
                      Joined                         Positions Over
Portfolio Leader        Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
Jeffrey L. Knight       2002   Putnam                Chief Investment Officer,
                               Management            Global Asset Allocation
                               1993 - Present        Team
-------------------------------------------------------------------------------
                      Joined                         Positions Over
Portfolio Members       Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
Robert J. Kea           2002   Putnam                Portfolio Manager
                               Management            Previously, Quantitative
                               1989 - Present        Analyst
-------------------------------------------------------------------------------
Bruce S. MacDonald      2004   Putnam                Senior Investment
                               Management            Strategist
                               1998 - Present        Previously, Quantitative
                                                     Analyst
-------------------------------------------------------------------------------
Robert J. Schoen        2002   Putnam                Portfolio Manager
                               Management            Previously, Quantitative
                               1997 - Present        Analyst
-------------------------------------------------------------------------------

* Other funds managed by the Portfolio Leader and Portfolio Members. As of March 31, 2005, Jeffrey L. Knight was also a Portfolio Leader of Putnam Asset Allocation: Balanced Portfolio, Putnam Asset Allocation:
  Conservative Portfolio, Putnam Asset Allocation: Growth Portfolio and Putnam RetirementReady[REGISTRATION MARK] Funds, and was a Portfolio Member of Putnam VT The George Putnam Fund of Boston. Robert J. Kea, Bruce
  S. MacDonald and Robert J. Schoen were also a Portfolio Members of Putnam Asset Allocation: Balanced Portfolio, Putnam Asset Allocation:
  Conservative Portfolio, Putnam Asset Allocation: Growth Portfolio and Putnam RetirementReady[REGISTRATION MARK] Funds. Jeffrey L. Knight, Robert
  J. Kea, Bruce S. MacDonald and Robert J. Schoen may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund's Portfolio Leader and Portfolio Members. During the fiscal year ended December 31, 2004, Portfolio Member Bruce S. MacDonald joined the fund's management team and Portfolio Member J. Graham Spiers left the fund's management team. Jeffrey L. Knight has served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) -- Global Flexible Portfolio Funds. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leader or Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under "Distribution Plan" with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered ("Record Owners") and to dealers that sell variable insurance products ("dealers") in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading "Fees and Expenses" at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. These payments by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average net assets of the funds attributable to that Record Owner or dealer on an annual basis. Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find further details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. For example, the fund may value a stock at its fair value when the relevant exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the fund's Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. The fair value determined for an investment may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent.

Policy on excessive short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund's performance and harm all fund shareholders by interfering with portfolio management, increasing the fund's expenses and diluting the fund's net asset value. Depending on the size and frequency of short-term trades in a fund's shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund's brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value -- such as securities of smaller companies and lower-rated bonds -- it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund's investments. In addition, the market for such securities may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund's shares, which will reduce the fund's performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account's policies on excessive short-term trading, if any. As noted below, each insurance company's policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund's shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management's ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund's ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights tables are intended to help you understand the funds' recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from each fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the funds' financial statements are included in the funds' annual report to shareholders, which is available upon request.


THIS PAGE INTENTIONALLY LEFT BLANK



PUTNAM VARIABLE TRUST

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------
                                                                    Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net       Gain (Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period     Income (Loss)       Investments        Operations
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund (Class IA)
December 31, 2004                                       $13.43           $.24(a)(i)           $.98             $1.22
December 31, 2003                                        11.51            .23(a)              2.19              2.42
December 31, 2002                                        13.37            .26(a)             (1.87)            (1.61)
December 31, 2001                                        16.66            .36(a)             (1.78)            (1.42)
December 31, 2000                                        19.60            .48(a)             (1.32)             (.84)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund (Class IB)
December 31, 2004                                       $13.45           $.20(a)(i)          $1.00             $1.20
December 31, 2003                                        11.51            .20(a)              2.21              2.41
December 31, 2002                                        13.37            .23(a)             (1.86)            (1.63)
December 31, 2001                                        16.67            .32(a)             (1.77)            (1.45)
December 31, 2000                                        19.60            .45(a)             (1.29)             (.84)
-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                      Less Distributions:
                                                                               From
                                                             From               Net
                                                              Net          Realized              From
                                                       Investment           Gain on            Return
Period ended                                               Income       Investments        of Capital
------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund (Class IA)
December 31, 2004                                           $(.43)             $--                $--
December 31, 2003                                            (.50)              --                 --
December 31, 2002                                            (.25)              --                 --
December 31, 2001                                            (.18)           (1.69)                --
December 31, 2000                                            (.34)           (1.76)                --
------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund (Class IB)
December 31, 2004                                           $(.40)              $--               $--
December 31, 2003                                            (.47)               --                --
December 31, 2002                                            (.23)               --                --
December 31, 2001                                            (.16)            (1.69)               --
December 31, 2000                                            (.33)            (1.76)               --
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


                                                                                                 Total
                                                                                            Investment
                                                                                             Return at       Net Assets,
                                                             Total  Net Asset Value,         Net Asset     End of Period
Period ended                                         Distributions     End of Period    Value(%)(b)(c)    (in thousands)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund (Class IA)
December 31, 2004                                            $(.43)           $14.22              9.26          $371,882
December 31, 2003                                             (.50)            13.43             22.04           417,713
December 31, 2002                                             (.25)            11.51            (12.30)          423,653
December 31, 2001                                            (1.87)            13.37             (8.42)          611,233
December 31, 2000                                            (2.10)            16.66             (4.87)          815,135
------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund (Class IB)
December 31, 2004                                            $(.40)           $14.25              9.11           $47,886
December 31, 2003                                             (.47)            13.45             21.90            32,588
December 31, 2002                                             (.23)            11.51            (12.46)           21,758
December 31, 2001                                            (1.85)            13.37             (8.58)           24,735
December 31, 2000                                            (2.09)            16.67             (4.87)           18,984
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------


                                                                          Ratio of Net
                                                            Ratio of        Investment
                                                            Expenses     Income (Loss)
                                                      to Average Net        to Average         Portfolio
Period ended                                         Assets(%)(b)(d)     Net Assets(%)       Turnover(%)
--------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund (Class IA)
December 31, 2004                                                .93(i)           1.76(i)         156.86
December 31, 2003                                                .95              1.92            155.21
December 31, 2002                                                .91              2.10            105.04
December 31, 2001                                                .84              2.54            187.96(f)
December 31, 2000                                                .79              2.73            159.03
--------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund (Class IB)
December 31, 2004                                               1.18(i)           1.51(i)         156.86
December 31, 2003                                               1.20              1.63            155.21
December 31, 2002                                               1.16              1.87            105.04
December 31, 2001                                               1.06              2.29            187.96(f)
December 31, 2000                                                .94              2.60            159.03
--------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

(b) The charges and expenses at the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset and brokerage service arrangements.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(i) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money
    Market Fund during the period. As a result of such waivers, the expenses of the fund's class IA and class IB shares reflect a reduction of 0.01% based on average net assets.



For more information
about the funds of
Putnam Variable Trust

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's report and the financial statements included in the Trust's most recent annual report to the fund's shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site at www.putnaminvestments.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811-05346                       224593 4/05


Prospectus

April 30, 2005

Putnam Variable Trust
Class IA and IB Shares

Blend Fund
Putnam VT Global Equity Fund

This prospectus explains what you should know about Putnam VT Global Equity Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks, Performance Information, and Fees and expenses)

 3  What are the fund's main investment strategies and related risks?

 5  Who manages the fund?

 7  How to buy and sell fund shares

 8  Distribution Plan

 8  How does the fund price its shares?

 8  Policy on excessive short-term trading

10  Fund distributions and taxes

10  Financial highlights

[SCALE LOGO OMITTED]


Fund summary

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GLOBAL STOCKS

We invest mainly in common stocks of companies worldwide that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We also consider other factors we believe will cause the stock price to rise. Under normal circumstances, we invest at least 80% of the fund's net assets in equity investments. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1995            15.67%
1996            17.20%
1997            14.33%
1998            29.71%
1999            65.00%
2000           -29.64%
2001           -29.66%
2002           -22.16%
2003            29.54%
2004            13.94%

Year-to-date performance through 3/31/05 was -1.19%. During the periods shown in the bar chart, the highest return for a quarter was 48.01% (quarter ending 12/31/99) and the lowest return for a quarter was -25.07% (quarter ending 3/31/01).

------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/04)
------------------------------------------------------------------------------
                                     Past         Past          Past
                                     1 year       5 years       10 years
------------------------------------------------------------------------------
Class IA                             13.94%       -10.68%       6.55%
Class IB                             13.68%       -10.87%       6.35%
MSCI World Index (no deduction
for fees or expenses)                14.72%        -2.45%       8.09%
------------------------------------------------------------------------------

Performance of class IB shares for the period prior to April 30, 1998 for the fund is based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. The fund's performance is compared to the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of securities of developed and emerging markets.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund's last fiscal year.

------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                                            Total
                                                            Annual
                                 Distribution               Fund
                  Management     (12b-1)        Other       Operating
                  Fees           Fees           Expenses    Expenses
------------------------------------------------------------------------------
Class IA          0.77%          N/A            0.17%       0.94%
Class IB          0.77%          0.25%          0.17%       1.19%
------------------------------------------------------------------------------

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------------
                          1 year       3 years       5 years     10 years
------------------------------------------------------------------------------
Class IA                  $96          $300          $520        $1,155
Class IB                 $121          $378          $654        $1,447
------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam Global Equity Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in stocks issued by companies worldwide. We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Foreign investments. Foreign investments involve certain special risks, including

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses, including investing solely in the United States. We may choose, however, not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $1,704,253 in brokerage commissions during the last fiscal year, representing 0.25% of the fund's average net assets. Of this amount, $562,389, representing 0.08% of the fund's average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Total Annual Fund Operating Expenses ratio for class IA shares results in a "combined cost ratio" of 1.19% of the fund's average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund's fiscal year portfolio turnover rate was as follows:

-------------------------------------------------------------------------------
                             2004       2003      2002       2001       2000
-------------------------------------------------------------------------------
Portfolio Turnover           77.03%     88.32%    173.27%    186.11%    170.41%
-------------------------------------------------------------------------------

Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Portfolio holdings. The SAI includes a description of the fund's policies with respect to the disclosure of its portfolio holdings. For information on the fund's portfolio, you may visit the Putnam Investments Web site, www.putnaminvestments.com/individual, where the fund's top 10 holdings and related portfolio information may be viewed monthly beginning 10 business days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the Web site until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.77% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management has retained its affiliate, Putnam Investments Limited ("PIL"), to manage a separate portion of the assets of the fund. Subject to the supervision of Putnam Management, PIL is responsible for making investment decisions for the portion of the assets of the fund that it manages.

PIL provides a full range of international investment advisory services to institutional and retail clients.

Putnam Management (and not the fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% of the average aggregate net asset value of the portion of the assets of the fund managed by PIL. PIL's address is Cassini House, 57-59 St. James's Street, London, England, SW1A 1LD.

* Investment management team. Putnam Management's and PIL's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Global Core Team manage the fund's investments. The names of all team members can be found at www.putnaminvestments.com.

The team members identified as the fund's Portfolio Leader and Portfolio Members coordinate the team's efforts related to the fund and are primarily responsible for the day-to-day management of the fund's portfolio. In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

-------------------------------------------------------------------------------
                      Joined                         Positions Over
Portfolio Leader        Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
Shigeki Makino          2002   Putnam                Chief Investment Officer,
                               Management            Global Core Team
                               2000 - Present        Previously, Senior
                                                     Portfolio Manager

                               Fidelity              Director of Research
                               Management
                               Prior to Aug. 2000
-------------------------------------------------------------------------------
                      Joined                         Positions Over
Portfolio Members       Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
Mark A. Bogar           2002   Putnam                Portfolio Manager
                               Management            Previously, Analyst
                               1998 - Present
-------------------------------------------------------------------------------
Joshua H. Brooks        2004   Putnam                Deputy Head of
                               Management            Investments; Chief
                               2003 - Present        Investment Officer, Large
                                                     Cap Equities
                                                     Previously, Chief
                                                     Investment Officer, U.S.
                                                     Core and Core Equities
                                                     Teams; Director, Global
                                                     Equity Research Team

                               Delaware              Chief Investment Officer,
                               Investments           Value Investing
                               Prior to April 2003
-------------------------------------------------------------------------------
David E. Gerber         2003   Putnam                Portfolio Manager
                               Management            Previously, Portfolio
                               1996 - Present        Construction Specialist;
                                                     Senior Portfolio Associate
-------------------------------------------------------------------------------
Bradford S. Greenleaf   2004   Putnam                Portfolio Manager
                               Management
                               2004 - Present

                               Independence          Director of International
                               Investments           Equities
                               Prior to Nov. 2003
-------------------------------------------------------------------------------

* Other funds managed by the Portfolio Leader and Portfolio Members. As of March 31, 2005, Shigeki Makino, David E. Gerber and Bradford S. Greenleaf did not serve as Portfolio Leaders or Portfolio Members of any other Putnam funds. Mark A. Bogar was also a Portfolio Member of Putnam VT Research Fund. Joshua A. Brooks was also a Portfolio Leader of Putnam VT Capital Appreciation Fund and Putnam VT Research Fund, and was a Portfolio Member of Putnam Investors Fund. Shigeki Makino, Mark A. Bogar, Joshua A. Brooks, David E. Gerber and Bradford S. Greenleaf may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund's Portfolio Leader and Portfolio Members. During the fiscal year ended December 31, 2004, Shigeki Makino became the fund's Portfolio Leader, Portfolio Members Joshua H. Brooks and Bradford S. Greenleaf joined the fund's management team, and Portfolio Leader Paul C. Warren and Portfolio Member Stephen S. Oler left the fund's management team.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) -- Global Core Funds. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leader or Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under "Distribution Plan" with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered ("Record Owners") and to dealers that sell variable insurance products ("dealers") in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading "Fees and Expenses" at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. These payments by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average net assets of the funds attributable to that Record Owner or dealer on an annual basis. Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find further details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail
Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent.

Policy on excessive short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund's performance and harm all fund shareholders by interfering with portfolio management, increasing the fund's expenses and diluting the fund's net asset value. Depending on the size and frequency of short-term trades in a fund's shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund's brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value -- such as securities of smaller companies and lower-rated bonds -- it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund's investments. In addition, the market for such securities may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund's shares, which will reduce the fund's performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account's policies on excessive short-term trading, if any. As noted below, each insurance company's policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund's shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management's ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund's ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.


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

PUTNAM VARIABLE TRUST

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------
                                                                    Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net       Gain (Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period     Income (Loss)       Investments        Operations
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund (Class IA)
December 31, 2004                                        $9.26           $.10(a)(i)          $1.17             $1.27
December 31, 2003                                         7.25            .09(a)              2.02              2.11
December 31, 2002                                         9.34            .07(a)             (2.13)            (2.06)
December 31, 2001                                        18.10            .02(a)             (5.17)            (5.15)
December 31, 2000                                        30.49           (.08)(a)            (7.36)            (7.44)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund (Class IB)
December 31, 2004                                        $9.19           $.08(a)(i)          $1.16             $1.24
December 31, 2003                                         7.19            .07(a)              2.01              2.08
December 31, 2002                                         9.27            .05(a)             (2.12)            (2.07)
December 31, 2001                                        18.02             --(a)(e)          (5.14)            (5.14)
December 31, 2000                                        30.41           (.10)(a)            (7.34)            (7.44)
-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                      Less Distributions:
                                                                               From
                                                             From               Net
                                                              Net          Realized              From
                                                       Investment           Gain on            Return
Period ended                                               Income       Investments        of Capital
------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund (Class IA)
December 31, 2004                                           $(.21)             $--                $--
December 31, 2003                                            (.10)              --                 --
December 31, 2002                                            (.03)              --                 --
December 31, 2001                                              --            (3.61)                --
December 31, 2000                                            (.18)           (4.77)                --
------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund (Class IB)
December 31, 2004                                           $(.19)              $--               $--
December 31, 2003                                            (.08)               --                --
December 31, 2002                                            (.01)               --                --
December 31, 2001                                              --             (3.61)               --
December 31, 2000                                            (.18)            (4.77)               --
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


                                                                                                 Total
                                                                                            Investment
                                                                                             Return at       Net Assets,
                                                             Total  Net Asset Value,         Net Asset     End of Period
Period ended                                         Distributions     End of Period    Value(%)(b)(c)    (in thousands)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund (Class IA)
December 31, 2004                                            $(.21)           $10.32             13.94          $608,379
December 31, 2003                                             (.10)             9.26             29.54           670,764
December 31, 2002                                             (.03)             7.25            (22.16)          659,264
December 31, 2001                                            (3.61)             9.34            (29.66)        1,139,131
December 31, 2000                                            (4.95)            18.10            (29.64)        2,018,743
------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund (Class IB)
December 31, 2004                                            $(.19)           $10.24             13.68           $75,503
December 31, 2003                                             (.08)             9.19             29.23            74,972
December 31, 2002                                             (.01)             7.19            (22.39)           65,834
December 31, 2001                                            (3.61)             9.27            (29.76)           92,817
December 31, 2000                                            (4.95)            18.02            (29.75)          103,129
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------


                                                                          Ratio of Net
                                                            Ratio of        Investment
                                                            Expenses     Income (Loss)
                                                      to Average Net        to Average         Portfolio
Period ended                                         Assets(%)(b)(d)     Net Assets(%)       Turnover(%)
--------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund (Class IA)
December 31, 2004                                                .94(i)           1.10(i)          77.03
December 31, 2003                                                .92              1.21             88.32
December 31, 2002                                                .89               .92            173.27
December 31, 2001                                                .82               .20            186.11
December 31, 2000                                                .76              (.32)           170.41
--------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund (Class IB)
December 31, 2004                                               1.19(i)            .86(i)          77.03
December 31, 2003                                               1.17               .95             88.32
December 31, 2002                                               1.14               .69            173.27
December 31, 2001                                               1.04              (.02)           186.11
December 31, 2000                                                .91              (.43)           170.41
--------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) The charges and expenses at the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset and brokerage service arrangements.

(e) Amount represents less than $0.01 per share.

(i) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money
    Market Fund during the period. As a result of such waivers, the expenses of the fund's class IA and IB shares reflect a reduction of less than 0.01% of average net assets.



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For more information
about the funds of
Putnam Variable Trust

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's report and the financial statements included in the Trust's most recent annual report to the fund's shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site at www.putnaminvestments.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811-05346                        224594 4/05




Prospectus

April 30, 2005

Putnam Variable Trust
Class IA and IB Shares

Value Fund
Putnam VT Growth and Income Fund

This prospectus explains what you should know about Putnam VT Growth and Income Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


   CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks,
   Performance Information, and Fees and expenses)

 3 What are the fund's main investment strategies and related risks?

 4 Who manages the fund?

 6 How to buy and sell fund shares

 7 Distribution Plan

 7 How does the fund price its shares?

 7 Policy on excessive short-term trading

 9 Fund distributions and taxes

 9 Financial highlights

[SCALE LOGO OMITTED]

Fund summary

GOAL

The fund seeks capital growth and current income.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are those that we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of its stock may rise. We invest mainly in large companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1995            36.71%
1996            21.92%
1997            24.15%
1998            15.42%
1999             1.59%
2000             8.11%
2001            -6.16%
2002           -18.79%
2003            27.69%
2004            11.37%

Year-to-date performance through 3/31/05 was -1.19%. During the periods shown in the bar chart, the highest return for a quarter was 18.29% (quarter ending 6/30/03) and the lowest return for a quarter was -18.56% (quarter ending 9/30/02).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/04)
-------------------------------------------------------------------------------
                                         Past       Past       Past
                                        1 year     5 years   10 years
-------------------------------------------------------------------------------
Class IA                                11.37%      3.22%     11.01%
Class IB                                11.11%      2.98%     10.81%
S&P 500/Barra Value Index
(no deduction for fees or expenses)     15.71%      2.48%     12.24%
-------------------------------------------------------------------------------

Performance of class IB shares for the period prior to April 6, 1998 for the fund is based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. The fund's performance is compared to the S&P 500/Barra Value Index, an unmanaged index of capitalization-weighted stocks chosen for their value orientation.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund's last fiscal year.

-------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
-------------------------------------------------------------------------------
                                                        Total
                            Distri-                     Annual
                            bution                      Fund
              Management    (12b-1)       Other         Operating
              Fees          Fees          Expenses      Expenses
-------------------------------------------------------------------------------
Class IA      0.48%         N/A           0.06%         0.54%
Class IB      0.48%         0.25%         0.06%         0.79%
-------------------------------------------------------------------------------

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

-------------------------------------------------------------------------------
                         1 year       3 years       5 years      10 years
-------------------------------------------------------------------------------
Class IA                  $55          $173          $302          $677
Class IB                  $81          $252          $439          $980
-------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to The Putnam Fund for Growth and Income in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in value stocks that offer the potential for current income. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing a fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $4,456,356 in brokerage commissions during the last fiscal year, representing 0.08% of the fund's average net assets. Of this amount, $1,372,861, representing 0.03% of the fund's average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Total Annual Fund Operating Expenses ratio for class IA shares results in a "combined cost ratio" of 0.62% of the fund's average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund's fiscal year portfolio turnover rate was as follows:

-------------------------------------------------------------------------------
                       2004        2003        2002        2001        2000
-------------------------------------------------------------------------------
Portfolio Turnover    29.21%      32.55%      36.01%      32.75%      55.04%
-------------------------------------------------------------------------------

Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Portfolio holdings. The SAI includes a description of the fund's policies with respect to the disclosure of its portfolio holdings. For information on the fund's portfolio, you may visit the Putnam
  Investments Web site, www.putnaminvestments.com/individual, where the fund's top 10 holdings and related portfolio information may be viewed monthly beginning 10 business days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the Web site until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business.
The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.48% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

* Investment management team. Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of Large-Cap Value Team manage the fund's investments. The names of all team members can be found at www.putnaminvestments.com.

The team members identified as the fund's Portfolio Leader and Portfolio Members coordinate the team's efforts related to the fund and are primarily responsible for the day-to-day management of the fund's portfolio. In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

---------------------------------------------------------------------------
                       Joined                      Positions Over
Portfolio Leader       Fund      Employer          Past Five Years
---------------------------------------------------------------------------
Hugh H. Mullin         1996      Putnam            Senior Portfolio
                                 Management        Manager
                                 1986 - Present
---------------------------------------------------------------------------
                       Joined                      Positions Over
Portfolio Members      Fund      Employer          Past Five Years
---------------------------------------------------------------------------
David L. King          1993      Putnam            Senior Portfolio
                                 Management        Manager
                                 1983 - Present
---------------------------------------------------------------------------
Christopher G. Miller  2000      Putnam            Senior Portfolio
                                 Management        Manager
                                 1998 - Present    Previously, Portfolio
                                                   Manager
---------------------------------------------------------------------------

* Other funds managed by the Portfolio Leader and Portfolio Members. As of March 31, 2005, Hugh H. Mullin and Christopher G. Miller did not serve as Portfolio Leaders or Portfolio Members of any other Putnam funds. David L. King was also a Portfolio Leader of Putnam VT New Value Fund, Putnam Convertible Income-Growth Trust and Putnam High Income Bond
  Fund. Hugh H. Mullin, David L. King and Christopher G. Miller may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund's Portfolio Leader and Portfolio Members. No changes in the fund's Portfolio Leader or Portfolio Members occurred during the fiscal year ended December 31, 2004. Hugh H. Mullin has served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) -- Large-Cap Value Funds. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leader or Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under "Distribution Plan" with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered ("Record Owners") and to dealers that sell variable insurance products ("dealers") in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading "Fees and Expenses" at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. These payments by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average net assets of the funds attributable to that Record Owner or dealer on an annual basis. Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find further details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. As noted above, the value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

Policy on excessive short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund's performance and harm all fund shareholders by interfering with portfolio management, increasing the fund's expenses and diluting the fund's net asset value. Depending on the size and frequency of short-term trades in a fund's shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund's brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value -- such as securities of smaller companies and lower-rated bonds -- it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund's investments. In addition, the market for such securities may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund's shares, which will reduce the fund's performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam
  Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account's policies on excessive short-term trading, if any. As noted below, each insurance company's policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund's shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management's ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund's ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



PUTNAM VARIABLE TRUST

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------
                                                                    Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net       Gain (Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period     Income (Loss)       Investments        Operations
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund (Class IA)
December 31, 2004                                       $23.39           $.40(a)(i)          $2.22             $2.62
December 31, 2003                                        18.75            .37(a)              4.69              5.06
December 31, 2002                                        23.56            .36(a)             (4.69)            (4.33)
December 31, 2001                                        25.85            .35(a)             (1.94)            (1.59)
December 31, 2000                                        26.80            .40(a)              1.49              1.89
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2004                                       $23.26           $.34(a)(i)          $2.21             $2.55
December 31, 2003                                        18.64            .32(a)              4.67              4.99
December 31, 2002                                        23.44            .31(a)             (4.67)            (4.36)
December 31, 2001                                        25.76            .29(a)             (1.93)            (1.64)
December 31, 2000                                        26.75            .36(a)              1.48              1.84
-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                      Less Distributions:
                                                                               From
                                                             From               Net
                                                              Net          Realized              From
                                                       Investment           Gain on            Return
Period ended                                               Income       Investments        of Capital
------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund (Class IA)
December 31, 2004                                          $(.42)              $--                $--
December 31, 2003                                           (.42)               --                 --
December 31, 2002                                           (.36)             (.12)                --
December 31, 2001                                           (.41)             (.29)                --
December 31, 2000                                           (.50)            (2.34)                --
------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2004                                          $(.37)              $--                $--
December 31, 2003                                           (.37)               --                 --
December 31, 2002                                           (.32)             (.12)                --
December 31, 2001                                           (.39)             (.29)                --
December 31, 2000                                           (.49)            (2.34)                --
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------

                                                                                                 Total
                                                                                            Investment
                                                                                             Return at       Net Assets,
                                                             Total  Net Asset Value,         Net Asset     End of Period
Period ended                                         Distributions     End of Period    Value(%)(b)(c)    (in thousands)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund (Class IA)
December 31, 2004                                            $(.42)           $25.59             11.37        $4,504,542
December 31, 2003                                             (.42)            23.39             27.69         4,947,556
December 31, 2002                                             (.48)            18.75            (18.79)        4,729,161
December 31, 2001                                             (.70)            23.56             (6.16)        7,216,388
December 31, 2000                                            (2.84)            25.85              8.11         8,675,872
------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2004                                            $(.37)           $25.44             11.11          $871,478
December 31, 2003                                             (.37)            23.26             27.38           828,558
December 31, 2002                                             (.44)            18.64            (18.99)          612,170
December 31, 2001                                             (.68)            23.44             (6.39)          709,842
December 31, 2000                                            (2.83)            25.76              7.92           513,216
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------

                                                                          Ratio of Net
                                                            Ratio of        Investment
                                                            Expenses     Income (Loss)
                                                      to Average Net        to Average         Portfolio
Period ended                                         Assets(%)(b)(d)     Net Assets(%)       Turnover(%)
--------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund (Class IA)
December 31, 2004                                                .54(i)           1.70(i)          29.21
December 31, 2003                                                .53              1.85             32.55
December 31, 2002                                                .52              1.71             36.01
December 31, 2001                                                .51              1.42             32.75
December 31, 2000                                                .50              1.63             55.04
--------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2004                                                .79(i)           1.45(i)          29.21
December 31, 2003                                                .78              1.60             32.55
December 31, 2002                                                .77              1.47             36.01
December 31, 2001                                                .73              1.22             32.75
December 31, 2000                                                .65              1.47             55.04
--------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) The charges and expenses at the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset arrangements and for certain funds, brokerage service arrangements.

(i) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money
    Market Fund during the period. As a result of such waivers, the expenses of the fund's class IA and IB shares reflect a reduction of less than 0.01% of average net assets.



For more information
about the funds of
Putnam Variable Trust

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's report and the financial statements included in the Trust's most recent annual report to the fund's shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site at www.putnaminvestments.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--05346      224596 4/05


Prospectus

April 30, 2005

Putnam Variable Trust
Class IA and IB Shares

Growth Fund
Putnam VT Growth Opportunities Fund

This prospectus explains what you should know about Putnam VT Growth Opportunities Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks, Performance Information, and Fees and expenses)

 3  What are the fund's main investment strategies and related risks?

 5  Who manages the fund?

 6  How to buy and sell fund shares

 7  Distribution Plan

 7  How does the fund price its shares?

 8  Policy on excessive short-term trading

 9  Fund distributions and taxes

10  Financial highlights

[SCALE LOGO OMITTED]


Fund summary

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest in a relatively small number of companies that we believe will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment. We invest mainly in large companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risks of investing in fewer issuers than a fund that invests more broadly. The fund's ability to invest in fewer issuers increases the fund's vulnerability to factors affecting a single investment; therefore, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of three broad measures of market performance. Of course, a fund's past performance is not necessarily an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

2001           -31.92%
2002           -29.38%
2003            23.47%
2004             2.08%

Year-to-date performance through 3/31/05 was -4.85%. During the periods shown in the bar chart, the highest return for a quarter was 13.22% (quarter ending 12/31/01) and the lowest return for a quarter was -27.56% (quarter ending 3/31/01).

------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/04)
------------------------------------------------------------------------------
                                                             Since
                                                    Past     inception
                                                    1 year   (2/1/00)
------------------------------------------------------------------------------
Class IA                                            2.08%    -14.14%
Class IB                                            1.74%    -14.35%
S&P 500 Index
(no deduction for fees or expenses)                10.88%     -1.31%
Russell 1000 Growth Index
(no deduction for fees or expenses)                 6.30%     -8.55%
Russell Top 200 Growth Index
(no deduction  for fees or expenses)                3.74%     -9.81%
------------------------------------------------------------------------------

For portions of the period shown, the fund's performance benefited from Putnam Management's agreement to limit the fund's expenses. The fund's performance is compared to the S&P 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock performance. The fund's performance is also compared to the Russell 1000 Growth Index, an unmanaged index of those Russell 1000 companies chosen for their growth orientation. The fund's performance was previously compared to the Russell Top 200 Growth Index, an unmanaged index of the largest companies in the Russell 1000 Index chosen for their growth orientation. This index was replaced by the S&P 500 Index and the Russell 1000 Growth Index, which are more representative of the types of securities generally held by the fund.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund's last fiscal year.

------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                            Total
                         Distri-            Annual
               Manage-   bution             Fund       Expense
               ment      (12b-1)  Other     Operating  Reimburse-  Net
               Fees      Fees     Expenses  Expenses   ment*       Expenses*
------------------------------------------------------------------------------
Class IA       0.70%     N/A      0.25%     0.95%      -0.05%      0.90%
Class IB       0.70%     0.25%    0.25%     1.20%      -0.05%      1.15%
------------------------------------------------------------------------------

* Net expenses information in the fund's fee table reflects Putnam Manage-ment's agreement, effective January 28, 2004, to waive fees and reimburse expenses of the fund through December 31, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the funds underlying variable insurance products viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses in its Lipper peer group, as reported by Lipper, for each calendar quarter during the fund's last fiscal year, excluding (for class IB shares) distribution (12b-1) fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------------
                          1 year       3 years       5 years     10 years
------------------------------------------------------------------------------
Class IA                  $92          $298          $521        $1,162
Class IB                 $117          $376          $655        $1,454
------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam Growth
Opportunities Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in growth stocks. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $67,020 in brokerage commissions during the last fiscal year, representing 0.09% of the fund's average net assets. Of this amount, $29,355, representing 0.04% of the fund's average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's Net Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Net Expenses ratio for class IA shares results in a "combined cost ratio" of 0.99% of the fund's average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund's fiscal year portfolio turnover rate was as follows:

-------------------------------------------------------------------------------
                            2004       2003       2002       2001       2000
-------------------------------------------------------------------------------
Portfolio Turnover          57.02%     59.00%     63.30%     83.13%     57.60%*
-------------------------------------------------------------------------------

* Not annualized.

Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Portfolio holdings. The SAI includes a description of the fund's policies with respect to the disclosure of its portfolio holdings. For information on the fund's portfolio, you may visit the Putnam Investments Web site, www.putnaminvestments.com/individual, where the fund's top 10 holdings and related portfolio information may be viewed monthly beginning 10 business days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the Web site until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business.
The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.65% of average net assets for the fund's last fiscal year after giving effect to applicable waivers. Putnam Management's address is One Post
Office Square, Boston, MA 02109.

* Investment management team. Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Large- Cap Growth Team manage the fund's investments. The names of all team members can be found at www.putnaminvestments.com.

The team members identified as the fund's Portfolio Leaders and Portfolio Member coordinate the team's efforts related to the fund and are primarily responsible for the day-to-day management of the fund's portfolio. In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

-------------------------------------------------------------------------------
                    Joined                         Positions Over
Portfolio Leaders     Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
Robert E. Ginsberg    2005   Putnam                Portfolio Manager
                             Management
                             2004 - Present

                             Delaware              Portfolio Manager
                             Investments           Previously, Senior
                             Prior to Aug. 2004    Equity Analyst
-------------------------------------------------------------------------------
Kelly A. Morgan       2005   Putnam                Chief Investment Officer,
                             Management            Large Cap Growth Team
                             1996 - Present        Previously, Director, Global
                                                   Equity Research Team;
                                                   Associate Director, Global
                                                   Equity Research Team;
                                                   Director, Global Growth Team
-------------------------------------------------------------------------------
                    Joined                         Positions Over
Portfolio Member      Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
Saba S. Malak         2005   Putnam                Portfolio Manager
                             Management            Previously, Analyst
                             1997 - Present
-------------------------------------------------------------------------------



* Other funds managed by the Portfolio Leaders and Portfolio Member. As of March 31, 2005, Robert E. Ginsberg was also a Portfolio Leader of Putnam VT Voyager Fund, and was a Portfolio Member of Putnam VT Discovery Growth Fund. Kelly A. Morgan was also a Portfolio Leader of Putnam VT Research Fund and Putnam VT Voyager Fund. Saba S. Malak was also a Portfolio Member of Putnam VT Voyager Fund. Robert E. Ginsberg, Kelly A. Morgan and Saba S. Malak may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund's Portfolio Leaders and Portfolio Member. During the fiscal year ended December 31, 2004, Portfolio Members Tony H. Elavia and Walton D. Pearson left the fund's management team. After the fund's fiscal year-end, Portfolio Leaders Robert E. Ginsberg and Kelly A. Morgan and Portfolio Member Saba S. Malak joined the fund's management team, and Portfolio Leader Brian P. O'Toole and Portfolio Member David J. Santos left the fund's management team. Other individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include Jeffrey R. Lindsey (May 2002 to June
  2002).

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) -- Large-Cap Growth Funds. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leaders or Portfolio Member, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under "Distribution Plan" with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered ("Record Owners") and to dealers that sell variable insurance products ("dealers") in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading "Fees and Expenses" at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. These payments by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average net assets of the funds attributable to that Record Owner or dealer on an annual basis. Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find further details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. As noted above, the value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

Policy on excessive  short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund's performance and harm all fund shareholders by interfering with portfolio management, increasing the fund's expenses and diluting the fund's net asset value. Depending on the size and frequency of short-term trades in a fund's shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund's brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value -- such as securities of smaller companies and lower-rated bonds -- it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund's investments. In addition, the market for such securities may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund's shares, which will reduce the fund's performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account's policies on excessive short-term trading, if any. As noted below, each insurance company's policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund's shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management's ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund's ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.


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

PUTNAM VARIABLE TRUST

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------
                                                                    Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net       Gain (Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period     Income (Loss)       Investments        Operations
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund (Class IA)
December 31, 2004                                        $4.63           $.03(a)(i)(j)        $.07              $.10
December 31, 2003                                         3.75            .01(a)               .87               .88
December 31, 2002                                         5.31             --(a)(e)          (1.56)            (1.56)
December 31, 2001                                         7.80           (.01)(a)            (2.48)            (2.49)
December 31, 2000**                                      10.00           (.02)(a)            (2.18)            (2.20)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund (Class IB)
December 31, 2004                                        $4.59           $.02(a)(i)(j)        $.06              $.08
December 31, 2003                                         3.73             --(a)(e)            .86               .86
December 31, 2002                                         5.29           (.01)(a)            (1.55)            (1.56)
December 31, 2001                                         7.79           (.02)(a)            (2.48)            (2.50)
December 31, 2000**                                      10.00           (.04)(a)            (2.17)            (2.21)
-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                      Less Distributions:
                                                                               From
                                                             From               Net
                                                              Net          Realized              From
                                                       Investment           Gain on            Return
Period ended                                               Income       Investments        of Capital
------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund (Class IA)
December 31, 2004                                          $(.01)              $--                $--
December 31, 2003                                             --                --                 --
December 31, 2002                                             --                --                 --
December 31, 2001                                             --                --                 --
December 31, 2000**                                           --                --                 --
------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund (Class IB)
December 31, 2004                                             $--               $--               $--
December 31, 2003                                              --                --                --
December 31, 2002                                              --                --                --
December 31, 2001                                              --                --                --
December 31, 2000**                                            --                --                --
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


                                                                                                 Total
                                                                                            Investment
                                                                                             Return at       Net Assets,
                                                             Total  Net Asset Value,         Net Asset     End of Period
Period ended                                         Distributions     End of Period    Value(%)(b)(c)    (in thousands)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund (Class IA)
December 31, 2004                                            $(.01)            $4.72              2.08           $31,196
December 31, 2003                                               --              4.63             23.47            38,470
December 31, 2002                                               --              3.75            (29.38)           32,235
December 31, 2001                                               --              5.31            (31.92)           55,646
December 31, 2000**                                             --              7.80            (22.00)*          77,022
------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund (Class IB)
December 31, 2004                                              $--             $4.67              1.74           $36,059
December 31, 2003                                               --              4.59             23.06            37,906
December 31, 2002                                               --              3.73            (29.49)           31,065
December 31, 2001                                               --              5.29            (32.09)           44,521
December 31, 2000**                                             --              7.79            (22.10)*          41,072
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------


                                                                          Ratio of Net
                                                            Ratio of        Investment
                                                            Expenses     Income (Loss)
                                                      to Average Net        to Average         Portfolio
Period ended                                         Assets(%)(b)(d)     Net Assets(%)       Turnover(%)
--------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund (Class IA)
December 31, 2004                                                .90(i)            .76(i)(j)       57.02
December 31, 2003                                                .96               .17             59.00
December 31, 2002                                                .96               .03             63.30
December 31, 2001                                                .85              (.19)            83.13
December 31, 2000**                                              .80*             (.23)*           57.60*
--------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund (Class IB)
December 31, 2004                                               1.15(i)            .55(i)(j)       57.02
December 31, 2003                                               1.21              (.08)            59.00
December 31, 2002                                               1.21              (.21)            63.30
December 31, 2001                                               1.07              (.39)            83.13
December 31, 2000**                                              .94*             (.39)*           57.60*
--------------------------------------------------------------------------------------------------------

  * Not annualized.

 ** For the period February 1, 2000 (commencement of operations) to December 31, 2000.

(a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

(b) The charges and expenses at the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset arrangements and brokerage service arrangements.

(e) Amount represents less than $0.01 per share.

(i) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund's class IA and class IB shares reflect a reduction 0.05% based on average net assets.

(j) Net investment income per share and ratio of net investment income for the fund's class IA and class IB shares reflect a special dividend which amounted to $0.03 per share and 0.58% of the weighted average number of shares outstanding and average net assets, respectively, for the year ended December 31, 2004.



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For more information
about the funds of
Putnam Variable Trust

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's report and the financial statements included in the Trust's most recent annual report to the fund's shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site at www.putnaminvestments.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811-05346                        224597 4/05


Prospectus

April 30, 2005

Putnam Variable Trust
Class IA and IB Shares

Growth Fund
Putnam VT Health Sciences Fund

This prospectus explains what you should know about Putnam VT Health Sciences Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks, Performance Information, and Fees and expenses)

 3  What are the fund's main investment strategies and related risks?

 5  Who manages the fund?

 6  How to buy and sell fund shares

 7  Distribution Plan

 7  How does the fund price its shares?

 8  Policy on excessive short-term trading

 9  Fund distributions and taxes

 9  Financial highlights

[SCALE LOGO OMITTED]

Fund summary

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- STOCKS

We invest mainly in common stocks of companies in the health sciences industries. Under normal circumstances, we invest at least 80% of the fund's net assets in securities of (a) companies that derive at least 50% of their assets, revenues or profits from the pharmaceutical, health care services, applied research and development and medical equipment and supplies industries, or (b) companies we think have the potential for growth as a result of their particular products, technology, patents or other market advantages in the health sciences industries. We invest mainly in midsized and large companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk of investing in a single group of industries. Investments in the health sciences industries, even though representing interests in different companies within these industries, may be affected by common economic forces and other factors. This increases the fund's vulnerability to factors affecting a single group of industries. This risk is significantly greater than for a fund that invests in a broader range of industries, and may result in greater losses and volatility.

* The risks of investing in fewer issuers than a fund that invests more broadly. The fund is "non-diversified," which means that it may invest more of its assets in the securities of fewer issuers than a "diversified" fund. The fund's ability to invest in fewer issuers increases the fund's vulnerability to factors affecting a single investment; therefore, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of two broad measures of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1999            -3.93%
2000            39.14%
2001           -19.53%
2002           -20.21%
2003            18.80%
2004             7.30%

Year-to-date performance through 3/31/05 was -1.55%. During the periods shown in the bar chart, the highest return for a quarter was 14.57% (quarter ending 3/31/00) and the lowest return for a quarter was -22.55% (quarter ending 3/31/01).

------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/04)
------------------------------------------------------------------------------
                                                             Since
                                       Past       Past       inception
                                       1 year     5 years    (4/30/98)
------------------------------------------------------------------------------
Class IA                               7.30%      2.64%      2.75%
Class IB                               7.12%      2.40%      2.56%
S&P 500 Index (no deduction
for fees or expenses)                 10.88%     -2.30%      2.82%
Goldman Sachs Healthcare Index
(no deduction for fees or expenses)    6.27%      5.36%      5.86%
------------------------------------------------------------------------------

For portions of the period shown, the fund's performance benefited from Putnam Management's agreement to limit the fund's expenses. The fund's performance is compared to the S&P 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock performance. The fund's performance is also compared to the Goldman Sachs Healthcare Index, an unmanaged index of common stock performance within the health-care sector.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance- related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund's last fiscal year.

------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                                            Total
                                                            Annual
                                 Distribution               Fund
                  Management     (12b-1)        Other       Operating
                  Fees           Fees           Expenses    Expenses
------------------------------------------------------------------------------
Class IA          0.70%          N/A            0.15%       0.85%
Class IB          0.70%          0.25%          0.15%       1.10%
------------------------------------------------------------------------------

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------------
                          1 year       3 years       5 years     10 years
------------------------------------------------------------------------------
Class IA                   $87         $271          $471        $1,049
Class IB                  $112         $350          $606        $1,344
------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam Health Sciences Trust in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in stocks of companies in the health sciences industries. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

* Industry focus. We invest mainly in companies that provide health-care services, applied research and development, pharmaceutical products, and medical equipment and supplies, and companies that we believe will grow as a result of their products, patents or other market advantages in the health sciences industries. Events that affect the health sciences industries will have a greater effect on the fund than they would on a fund that is more widely diversified among a number of unrelated industries. Examples of such events include technological advances that make existing products and services obsolete and changes in regulatory policies concerning approvals of new drugs, medical devices or procedures. In addition, changes in governmental payment systems and private payment systems, such as increased use of managed care arrangements, may be more likely to adversely affect the fund than if the fund were more widely diversified.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $409,545 in brokerage commissions during the last fiscal year, representing 0.12% of the fund's average net assets. Of this amount, $151,822, representing 0.04% of the fund's average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Total Annual Fund Operating Expenses ratio for class IA shares results in a "combined cost ratio" of 0.97% of the fund's average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund's fiscal year portfolio turnover rate was as follows:

-------------------------------------------------------------------------------
                               2004       2003       2002       2001       2000
-------------------------------------------------------------------------------
Portfolio Turnover           47.82%     63.66%     74.33%     53.20%     49.10%
-------------------------------------------------------------------------------

Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Portfolio holdings. The SAI includes a description of the fund's policies with respect to the disclosure of its portfolio holdings. For information on the fund's portfolio, you may visit the Putnam Investments Web site, www.putnaminvestments.com/individual, where the fund's top 10 holdings and related portfolio information may be viewed monthly beginning 10 business days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the Web site until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.70% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

* Investment management team. Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Global Equity Research Team manage the fund's investments. The names of all team members can be found at www.putnaminvestments.com.

The team members identified as the fund's Portfolio Leaders coordinate the team's efforts related to the fund and are primarily responsible for the day-to-day management of the fund's portfolio. In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

-------------------------------------------------------------------------------
                      Joined                         Positions Over
Portfolio Leaders       Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
Sheba M. Alexander      2005   Putnam                Analyst and Sector Team
                               Management            Leader, Global Equity
                               2001 - Present        Research Team
                                                     Previously, Analyst
-------------------------------------------------------------------------------
Kelsey Chen             2005  Putnam                 Analyst and Sector Team
                              Management             Leader, Global Equity
                              2000 - Present         Research Team
                                                     Previously, Analyst
-------------------------------------------------------------------------------

* Other funds managed by the Portfolio Leaders. As of March 31, 2005, the fund's Portfolio Leaders did not serve as Portfolio Leaders or Portfolio Members of any other Putnam funds. Sheba M. Alexander and Kelsey Chen may, however, manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) -- Specialty/Miscellaneous Funds. The portion of the incentive compensation pool available to each of your investment management teams varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leaders, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under "Distribution Plan" with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered ("Record Owners") and to dealers that sell variable insurance products ("dealers") in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading "Fees and Expenses" at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. These payments by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average net assets of the funds attributable to that Record Owner or dealer on an annual basis. Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find further details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.


How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. As noted above, the value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

Policy on excessive short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund's performance and harm all fund shareholders by interfering with portfolio management, increasing the fund's expenses and diluting the fund's net asset value. Depending on the size and frequency of short-term trades in a fund's shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund's brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value -- such as securities of smaller companies and lower-rated bonds -- it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund's investments. In addition, the market for such securities may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund's shares, which will reduce the fund's performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account's policies on excessive short-term trading, if any. As noted below, each insurance company's policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund's shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management's ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund's ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



PUTNAM VARIABLE TRUST

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------
                                                                    Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net       Gain (Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period     Income (Loss)       Investments        Operations
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund (Class IA)
December 31, 2004                                       $11.04           $.04(a)(i)           $.76(a)(i)        $.80
December 31, 2003                                         9.37            .07(a)              1.68              1.75
December 31, 2002                                        11.75            .04(a)             (2.41)            (2.37)
December 31, 2001                                        14.61            .01(a)             (2.86)            (2.85)
December 31, 2000                                        10.50            .01(a)              4.10              4.11
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund (Class IB)
December 31, 2004                                       $10.97           $.01(a)(i)           $.77              $.78
December 31, 2003                                         9.32            .02(a)              1.69              1.71
December 31, 2002                                        11.70            .01(a)             (2.39)            (2.38)
December 31, 2001                                        14.58           (.02)(a)            (2.86)            (2.88)
December 31, 2000                                        10.50           (.01)(a)             4.09              4.08
-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                      Less Distributions:
                                                                               From
                                                             From               Net
                                                              Net          Realized              From
                                                       Investment           Gain on            Return
Period ended                                               Income       Investments        of Capital
------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund (Class IA)
December 31, 2004                                          $(.04)              $--                $--
December 31, 2003                                           (.08)               --                 --
December 31, 2002                                           (.01)               --                 --
December 31, 2001                                           (.01)               --                 --
December 31, 2000                                             --                --                 --
------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund (Class IB)
December 31, 2004                                          $(.02)              $--                $--
December 31, 2003                                           (.06)               --                 --
December 31, 2002                                             --                --                 --
December 31, 2001                                             --                --                 --
December 31, 2000                                             --                --                 --
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


                                                                                                 Total
                                                                                            Investment
                                                                                             Return at       Net Assets,
                                                             Total  Net Asset Value,         Net Asset     End of Period
Period ended                                         Distributions     End of Period    Value(%)(b)(c)    (in thousands)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund (Class IA)
December 31, 2004                                            $(.04)           $11.80              7.30          $171,982
December 31, 2003                                             (.08)            11.04             18.80           200,054
December 31, 2002                                             (.01)             9.37            (20.21)          212,783
December 31, 2001                                             (.01)            11.75            (19.53)          342,488
December 31, 2000                                               --             14.61             39.14           497,695
------------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund (Class IB)
December 31, 2004                                            $(.02)           $11.73              7.12          $162,097
December 31, 2003                                             (.06)            10.97             18.39           161,036
December 31, 2002                                               --              9.32            (20.34)          119,828
December 31, 2001                                               --             11.70            (19.75)          128,067
December 31, 2000                                               --             14.58             38.86           107,991
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------


                                                                          Ratio of Net
                                                            Ratio of        Investment
                                                            Expenses     Income (Loss)
                                                      to Average Net        to Average         Portfolio
Period ended                                         Assets(%)(b)(d)     Net Assets(%)       Turnover(%)
--------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund (Class IA)
December 31, 2004                                                .85(i)            .39(i)          47.82
December 31, 2003                                                .84               .39             63.66
December 31, 2002                                                .83               .39             74.33
December 31, 2001                                                .79               .09             53.20
December 31, 2000                                                .79               .06             49.10
--------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund (Class IB)
December 31, 2004                                               1.10(i)            .13(i)          47.82
December 31, 2003                                               1.09               .11             63.66
December 31, 2002                                               1.08               .13             74.33
December 31, 2001                                               1.01              (.13)            53.20
December 31, 2000                                                .94              (.10)            49.10
--------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

(b) The charges and expenses at the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset and brokerage service arrangements.

(i) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money
    Market Fund during the period. As a result of such waivers, the expenses of class IA and class IB shares reflect a reduction of less than 0.01% based on average net assets.



For more information
about the funds of
Putnam Variable Trust

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's report and the financial statements included in the Trust's most recent annual report to the fund's shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site at www.putnaminvestments.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--05346       224598 4/05


Prospectus

April 30, 2005

Putnam Variable Trust
Class IA and IB Shares

Income Fund
Putnam VT High Yield Fund

This prospectus explains what you should know about Putnam VT High Yield Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks, Performance Information, and Fees and expenses)

 3  What are the fund's main investment strategies and related risks?

 5  Who manages the fund?

 6  How to buy and sell fund shares

 7  Distribution Plan

 7  How does the fund price its shares?

 8  Policy on excessive short-term trading

 9  Fund distributions and taxes

 9  Financial highlights

[SCALE LOGO OMITTED]

Fund summary

GOAL

The fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income.

MAIN INVESTMENT STRATEGIES -- LOWER-RATED BONDS

We invest mainly in bonds that:

* are obligations of U.S. companies,

* are below investment-grade in quality (junk bonds) and

* have intermediate to long-term maturities (three years  or longer).

Under normal circumstances, we invest at least 80% of the fund's net assets in securities rated below investment-grade.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the issuers of the fund's investments will not make timely payments of interest and principal. Because the fund invests significantly in junk bonds, it is subject to heightened credit risk. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1995           18.32%
1996           12.81%
1997           14.34%
1998           -5.86%
1999            5.92%
2000           -8.45%
2001            4.00%
2002           -0.52%
2003           26.68%
2004           10.99%

Year-to-date performance through 3/31/05 was -1.65%. During the periods shown in the bar chart, the highest return for a quarter was 9.47% (quarter ending 6/30/03) and the lowest return for a quarter was -9.95% (quarter ending 9/30/98).

------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/04)
------------------------------------------------------------------------------
                                      Past        Past       Past
                                      1 year      5 years    10 years
------------------------------------------------------------------------------
Class IA                              10.99%      5.90%      7.32%
Class IB                              10.54%      5.66%      7.13%
JP Morgan Global High Yield Index
(no deduction for fees or expenses)   11.55%      7.61%      8.62%
------------------------------------------------------------------------------

Performance of class IB shares for the period prior to April 30, 1998 for the fund are based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. The fund's performance is compared to the JP Morgan Global High Yield Index, an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market, including domestic and international issues.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund's last fiscal year.

------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                                            Total
                                                            Annual
                                 Distribution               Fund
                  Management     (12b-1)        Other       Operating
                  Fees           Fees           Expenses    Expenses
------------------------------------------------------------------------------
Class IA          0.67%          N/A            0.11%       0.78%
Class IB          0.67%          0.25%          0.11%       1.03%
------------------------------------------------------------------------------

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------------
                         1 year        3 years       5 years       10 years
------------------------------------------------------------------------------
Class IA                  $80          $249          $433            $966
Class IB                 $105          $328          $569          $1,262
------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam High Yield Trust in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in lower-rated bonds. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We invest mostly in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by any nationally recognized securities rating agency rating such investments, or are unrated investments that we believe are of comparable quality. We may invest up to 15% of the fund's total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments and unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. The fund depends more on our ability in buying lower-rated debt than it does in buying investment-grade debt. We may have to participate in legal proceedings or take possession of and manage assets that secure the issuer's obligations. This could increase the fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

* Foreign investments. We may invest in securities of foreign issuers.
  Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Illiquid investments. We may invest up to 15% of the fund's assets in illiquid investments, which may be considered speculative. Illiquid investments are investments that may be difficult to sell. The sale of many of these investments is limited by law. We may not be able to sell a fund's illiquid investments when we consider it is desirable to do so or we may be able to sell them only at less than their market value.

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in derivatives including futures, options, warrants and swap contracts, equity securities, and assignments of and participations in fixed and floating rate loans, which may be subject to other risks as described in the Trust's Statement of Additional Information (SAI).

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid no brokerage commissions during the last fiscal year. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Total Annual Fund Operating Expenses ratio for class IA shares results in a "combined cost ratio" of 0.78% of the fund's average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund's fiscal year portfolio turnover rate was as follows:

-------------------------------------------------------------------------------
                               2004       2003       2002       2001       2000
-------------------------------------------------------------------------------
Portfolio Turnover           50.44%     75.01%     68.41%     81.97%     69.05%
-------------------------------------------------------------------------------

Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Portfolio holdings. The SAI includes a description of the fund's policies with respect to the disclosure of its portfolio holdings. For information on the fund's portfolio, you may visit the Putnam Investments Web site, www.putnaminvestments.com/individual, where the fund's top 10 holdings and related portfolio information may be viewed monthly beginning 10 business days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the Web site until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.67% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management has retained its affiliate, Putnam Investments Limited ("PIL"), to manage a separate portion of the assets of the fund. Subject to the supervision of Putnam Management, PIL is responsible for making investment decisions for the portion of the assets of the fund that it manages.

PIL provides a full range of international investment advisory services to institutional and retail clients.

Putnam Management (and not the fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.40% of the average aggregate net asset value of the portion of the assets of the fund managed by PIL. PIL's address is Cassini House, 57-59 St. James's Street, London, England, SW1A 1LD.

* Investment management team. Putnam Management's and PIL's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Core Fixed-Income High-Yield Team manage the fund's investments. The names of all team members can be found at www.putnaminvestments.com.

The team members identified as the fund's Portfolio Leader and Portfolio Member coordinate the team's efforts related to the fund and are primarily responsible for the day-to-day management of the fund's portfolio. In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

-------------------------------------------------------------------------------
                      Joined                         Positions Over
Portfolio Leader        Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
Paul D. Scanlon         2002   Putnam                Team Leader, U.S. High
                               Management            Yield
                               1999 - Present        Previously, Portfolio
                                                     Manager; Analyst
-------------------------------------------------------------------------------
                      Joined                         Positions Over
Portfolio Members       Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
Rosemary H. Thomsen     2002   Putnam                Senior Portfolio Manager
                               Management
                               1986 - Present
-------------------------------------------------------------------------------

* Other funds managed by the Portfolio Leader and Portfolio Member. As of March 31, 2005, Paul D. Scanlon was also a Portfolio Leader of Putnam High Yield Advantage Fund, Putnam Floating Rate Income Fund and Putnam Managed High Yield Trust, and was a Portfolio Member of Putnam VT Diversified Income Fund, Putnam Master Intermediate Income Trust and Putnam Premier Income Trust. Rosemary H. Thomsen was also a Portfolio Member of Putnam High Yield Advantage Fund and Putnam Managed High Yield Trust. Paul D. Scanlon and Rosemary H. Thomsen may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund's Portfolio Leader and Portfolio Member. During the fiscal year ended December 31, 2004, Portfolio Member Norman P. Boucher left the fund's management team. After the fund's fiscal year-end, Paul D. Scanlon became the fund's Portfolio Leader and Portfolio Leader Stephen C. Peacher left the fund's management team.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds)-High Current Yield Funds. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leader or Portfolio Member, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under "Distribution Plan" with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered ("Record Owners") and to dealers that sell variable insurance products ("dealers") in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading "Fees and Expenses" at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. These payments by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average net assets of the funds attributable to that Record Owner or dealer on an annual basis. Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find further details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.


How does the fund price  its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the fund's Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. The fair value determined for an investment may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments will be valued at their fair value, which may differ from recent market prices.

Policy on excessive short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund's performance and harm all fund shareholders by interfering with portfolio management, increasing the fund's expenses and diluting the fund's net asset value. Depending on the size and frequency of short-term trades in a fund's shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund's brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value -- such as securities of smaller companies and lower-rated bonds -- it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund's investments. In addition, the market for such securities may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund's shares, which will reduce the fund's performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account's policies on excessive short-term trading, if any. As noted below, each insurance company's policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund's shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management's ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund's ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



PUTNAM VARIABLE TRUST

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------
                                                                    Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net       Gain (Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period     Income (Loss)       Investments        Operations
-----------------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund (Class IA)
December 31, 2004                                        $7.97           $.58(a)(i)           $.24              $.82
December 31, 2003                                         7.08            .65(a)              1.07              1.72
December 31, 2002                                         8.08            .76(a)              (.78)             (.02)
December 31, 2001                                         8.98            .91(a)              (.55)              .36
December 31, 2000                                        11.09           1.14(a)             (1.97)             (.83)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund (Class IB)
December 31, 2004                                        $7.94           $.55(a)(i)           $.23              $.78
December 31, 2003                                         7.05            .62(a)              1.09              1.71
December 31, 2002                                         8.06            .74(a)              (.78)             (.04)
December 31, 2001                                         8.97            .88(a)              (.54)              .34
December 31, 2000                                        11.08           1.13(a)             (1.97)             (.84)
-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                      Less Distributions:
                                                                               From
                                                             From               Net
                                                              Net          Realized              From
                                                       Investment           Gain on            Return
Period ended                                               Income       Investments        of Capital
------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund (Class IA)
December 31, 2004                                          $(.69)              $--                $--
December 31, 2003                                           (.83)               --                 --
December 31, 2002                                           (.98)               --                 --
December 31, 2001                                          (1.26)               --                 --
December 31, 2000                                          (1.28)               --                 --
------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund (Class IB)
December 31, 2004                                           $(.67)              $--               $--
December 31, 2003                                            (.82)               --                --
December 31, 2002                                            (.97)               --                --
December 31, 2001                                           (1.25)               --                --
December 31, 2000                                           (1.27)               --                --
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


                                                                                                 Total
                                                                                            Investment
                                                                                             Return at       Net Assets,
                                                             Total  Net Asset Value,         Net Asset     End of Period
Period ended                                         Distributions     End of Period    Value(%)(b)(c)    (in thousands)
------------------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund (Class IA)
December 31, 2004                                            $(.69)            $8.10             10.99          $525,899
December 31, 2003                                             (.83)             7.97             26.68           594,299
December 31, 2002                                             (.98)             7.08             (0.52)          526,885
December 31, 2001                                            (1.26)             8.08              4.00           647,505
December 31, 2000                                            (1.28)             8.98             (8.45)          709,534
------------------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund (Class IB)
December 31, 2004                                            $(.67)            $8.05             10.54          $175,106
December 31, 2003                                             (.82)             7.94             26.54           159,069
December 31, 2002                                             (.97)             7.05             (0.85)           79,036
December 31, 2001                                            (1.25)             8.06              3.78            64,972
December 31, 2000                                            (1.27)             8.97             (8.51)           38,039
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------


                                                                          Ratio of Net
                                                            Ratio of        Investment
                                                            Expenses     Income (Loss)
                                                      to Average Net        to Average         Portfolio
Period ended                                         Assets(%)(b)(d)     Net Assets(%)       Turnover(%)
--------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund (Class IA)
December 31, 2004                                                .78(i)           7.47(i)          50.44
December 31, 2003                                                .78              8.86             75.01
December 31, 2002                                                .78             10.55             68.41
December 31, 2001                                                .76             10.99             81.97
December 31, 2000                                                .74             11.46             69.05
--------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund (Class IB)
December 31, 2004                                               1.03(i)           7.18(i)          50.44
December 31, 2003                                               1.03              8.44             75.01
December 31, 2002                                               1.03             10.38             68.41
December 31, 2001                                                .98             10.71             81.97
December 31, 2000                                                .89             11.61             69.05
--------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

(b) The charges and expenses of the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset arrangements.

(i) Reflects an involuntary expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and waivers, the expenses of class IA and class IB shares reflect a reduction of less than 0.01% based on average net assets.



For more information
about the funds of
Putnam Variable Trust

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's report and the financial statements included in the Trust's most recent annual report to the fund's shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site at www.putnaminvestments.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--05346       224599 4/05


Prospectus

April 30, 2005

Putnam Variable Trust
Class IA and IB Shares

Income Fund
Putnam VT Income Fund

This prospectus explains what you should know about Putnam VT Income Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks, Performance Information, and Fees and expenses)

 3  What are the fund's main investment strategies and related risks?

 5  Who manages the fund?

 6  How to buy and sell fund shares

 7  Distribution Plan

 8  How does the fund price its shares?

 8  Policy on excessive short-term trading

 9  Fund distributions and taxes

10  Financial highlights


Fund summary

GOAL

The fund seeks high current income consistent with what Putnam Management believes to be prudent risk.

MAIN INVESTMENT STRATEGIES -- BONDS

We invest mainly in bonds that:

* are obligations of companies and governments worldwide denominated in U.S. dollars

* are either investment-grade or below investment-grade (junk bonds) and

* have intermediate to long-term maturities (three years  or longer).

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the issuers of the fund's investments will not make timely payments of interest and principal. Because the fund may invest significantly in junk bonds, it is subject to heightened credit risk. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that, compared to other debt, mortgage-backed investments in which the fund may invest may increase in value less when interest rates decline, and decline in value more when interest rates rise.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1995           20.44%
1996            2.42%
1997            8.64%
1998            8.25%
1999           -2.07%
2000            8.01%
2001            7.53%
2002            8.09%
2003            4.70%
2004            4.72%

Year-to-date performance through 3/31/05 was -0.15%. During the periods shown in the bar chart, the highest return for a quarter was 6.78% (quarter ending 6/30/95) and the lowest return for a quarter was -3.17% (quarter ending 3/31/96).

------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/04)
------------------------------------------------------------------------------
                                       Past       Past       Past
                                       1 year     5 years    10 years
------------------------------------------------------------------------------
Class IA                               4.72%      6.60%      6.94%
Class IB                               4.43%      6.35%      6.75%
Lehman Aggregate Bond Index
(no deduction for fees or expenses)    4.34%      7.71%      7.72%
------------------------------------------------------------------------------

Performance of class IB shares for the period prior to April 30, 1998 for the fund is based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. The fund's performance is compared to the Lehman Aggregate Bond Index, an unmanaged index used as a general measure of U.S. fixed income securities.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund's last fiscal year.

------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                            Total
                         Distri-            Annual
               Manage-   bution             Fund       Expense
               ment      (12b-1)  Other     Operating  Reimburse-  Net
               Fees      Fees     Expenses  Expenses   ment*       Expenses*
------------------------------------------------------------------------------
Class IA       0.60%     N/A      0.10%     0.70%      -0.03%      0.67%
Class IB       0.60%     0.25%    0.10%     0.95%      -0.03%      0.92%
------------------------------------------------------------------------------

* Net expenses information in the fund's fee table reflects Putnam Management's agreement, effective January 28, 2004, to waive fees and reimburse expenses of the fund through December 31, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the funds underlying variable insurance products viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses in its Lipper peer group, as reported by Lipper, for each calendar quarter during the fund's last fiscal year, excluding (for class IB shares) distribution (12b-1) fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.


EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------------
                          1 year       3 years       5 years       10 years
------------------------------------------------------------------------------
Class IA                  $69          $222          $388            $871
Class IB                  $94          $301          $524          $1,170
------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam Income Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in bonds, including both government and corporate obligations. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We invest mostly in investment-grade investments. These are rated at least BBB or its equivalent by a nationally recognized securities rating agency, or are unrated investments we believe are of comparable quality. We may also invest in securities rated below investment grade. However, we will not invest in securities that are rated lower than B or its equivalent by each rating agency rating the investment, or are unrated securities we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund's investment objectives may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings involving the issuer. This could increase the fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some investments, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others, such as federal agency bonds, are backed only by the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

* Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

* Foreign investments. We may invest in U.S. dollar-denominated fixed-income securities of foreign issuers. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in investments in derivatives including futures, options, swap contracts, hybrid and structured bonds and notes, and preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $108,482 in brokerage commissions during the last fiscal year, representing 0.01% of the fund's average net assets. Of this amount, no monies were paid to brokers who also provided research services. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's Net Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Net Expenses ratio for class IA shares results in a "combined cost ratio" of 0.68% of the fund's average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund's fiscal year portfolio turnover rate was as follows:

-------------------------------------------------------------------------------
                               2004       2003       2002       2001       2000
-------------------------------------------------------------------------------
Portfolio Turnover          401.71%    287.19%    399.61%    250.79%    238.00%
-------------------------------------------------------------------------------

The fund may buy and sell investments relatively often. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Portfolio holdings. The SAI includes a description of the fund's policies with respect to the disclosure of its portfolio holdings. For information on the fund's portfolio, you may visit the Putnam Investments Web site, www.putnaminvestments.com/individual, where the fund's top 10 holdings and related portfolio information may be viewed monthly beginning 10 business days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the Web site until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.56% of average net assets for the fund's last fiscal year after giving effect to applicable waivers. Putnam Management's address is One Post Office Square, Boston, MA 02109.

* Investment management team. Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Core Fixed-Income Team manage the fund's investments. The names of all team members can be found at www.putnaminvestments.com.

The team members identified as the fund's Portfolio Leader and Portfolio Members coordinate the team's efforts related to the fund and are primarily responsible for the day-to-day management of the fund's portfolio. In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

-------------------------------------------------------------------------------
                      Joined                         Positions Over
Portfolio Leader        Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
Kevin M. Cronin         2002   Putnam                Head of Investments;
                               Management            Chief Investment Officer,
                               1997 - Present        Core Fixed Income, Fixed
                                                     Income Money Market and
                                                     Tax Exempt Fixed Income
                                                     Teams
-------------------------------------------------------------------------------
                      Joined                         Positions Over
Portfolio Members       Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
Rob A. Bloemker         2002   Putnam                Team Leader, Mortgage
                               Management            and Government
                               1999 - Present        Previously, Mortgage
                                                     Specialist
-------------------------------------------------------------------------------
Kevin F. Murphy         2005   Putnam                Team Leader, High Grade
                               Management            Credit and Core Fixed
                               1999 - Present        Income Teams
                                                     Previously, Investment
                                                     Strategist
-------------------------------------------------------------------------------
Raman Srivastava        2005   Putnam                Portfolio Manager
                               Management            Previously, Portfolio
                               1999 - Present        Construction Specialist;
                                                     Quantitative Analyst
-------------------------------------------------------------------------------


* Other funds managed by the Portfolio Leader and Portfolio Members. As of March 31, 2005, Kevin M. Cronin was also a Portfolio Leader of Putnam VT American Government Income Fund, Putnam Global Income Trust, Putnam Limited Duration Government Income Fund and Putnam U.S. Government Income Trust, and was a Portfolio Member of Putnam VT Equity Income Fund and Putnam VT The George Putnam Fund of Boston. Rob A. Bloemker was also a Portfolio Member of Putnam VT American Government Income Fund, Putnam VT Diversified Income Fund, Putnam Limited Duration Government Income Fund, Putnam Master Intermediate Income Trust, Putnam Premier Income Trust and Putnam U.S. Government Income Trust. Raman Srivastava was also a Portfolio Member of Putnam VT The George Putnam Fund of Boston. Kevin M. Cronin, Rob A. Bloemker, Kevin F. Murphy and Raman Srivastava may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund's Portfolio Leader and Portfolio Members. During the fiscal year ended December 31, 2004, the fund's Portfolio Leader and Portfolio Members did not change. After the fund's fiscal year-end, Portfolio Members Kevin F. Murphy and Raman Srivastava joined the fund's management team. Individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include James M. Prusko (May 2002 to June 2002).

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds)-Corporate Debt Funds A Rated. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leader or Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell  fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under "Distribution Plan" with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered ("Record Owners") and to dealers that sell variable insurance products ("dealers") in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading "Fees and Expenses" at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. These payments by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average net assets of the funds attributable to that Record Owner or dealer on an annual basis. Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find further details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the fund's Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. The fair value determined for an investment may differ from recent market prices for the investment.

Policy on excessive short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund's performance and harm all fund shareholders by interfering with portfolio management, increasing the fund's expenses and diluting the fund's net asset value. Depending on the size and frequency of short-term trades in a fund's shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund's brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value -- such as securities of smaller companies and lower-rated bonds -- it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund's investments. In addition, the market for such securities may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund's shares, which will reduce the fund's performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account's policies on excessive short-term trading, if any. As noted below, each insurance company's policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund's shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management's ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund's ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.


THIS PAGE INTENTIONALLY LEFT BLANK



PUTNAM VARIABLE TRUST

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------
                                                                    Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net       Gain (Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period     Income (Loss)       Investments        Operations
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund (Class IA)
December 31, 2004                                       $12.91           $.38(a)(i)           $.22              $.60
December 31, 2003                                        12.95            .46(a)               .13               .59
December 31, 2002                                        12.65            .64(a)               .33               .97
December 31, 2001                                        12.61            .70(a)               .21               .91
December 31, 2000                                        12.52            .84(a)               .11               .95
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund (Class IB)
December 31, 2004                                       $12.84           $.34(a)(i)           $.22              $.56
December 31, 2003                                        12.89            .42(a)               .13               .55
December 31, 2002                                        12.60            .60(a)               .35               .95
December 31, 2001                                        12.58            .65(a)               .23               .88
December 31, 2000                                        12.51            .81(a)               .11               .92
-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                      Less Distributions:
                                                                               From
                                                             From               Net
                                                              Net          Realized              From
                                                       Investment           Gain on            Return
Period ended                                               Income       Investments        of Capital
------------------------------------------------------------------------------------------------------
Putnam VT Income Fund (Class IA)
December 31, 2004                                          $(.55)              $--                $--
December 31, 2003                                           (.63)               --                 --
December 31, 2002                                           (.67)               --                 --
December 31, 2001                                           (.87)               --                 --
December 31, 2000                                           (.86)               --                 --
------------------------------------------------------------------------------------------------------
Putnam VT Income Fund (Class IB)
December 31, 2004                                           $(.52)              $--               $--
December 31, 2003                                            (.60)               --                --
December 31, 2002                                            (.66)               --                --
December 31, 2001                                            (.86)               --                --
December 31, 2000                                            (.85)               --                --
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


                                                                                                 Total
                                                                                            Investment
                                                                                             Return at       Net Assets,
                                                             Total  Net Asset Value,         Net Asset     End of Period
Period ended                                         Distributions     End of Period    Value(%)(b)(c)    (in thousands)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund (Class IA)
December 31, 2004                                            $(.55)           $12.96              4.72          $637,568
December 31, 2003                                             (.63)            12.91              4.70           765,119
December 31, 2002                                             (.67)            12.95              8.09           919,294
December 31, 2001                                             (.87)            12.65              7.53           879,911
December 31, 2000                                             (.86)            12.61              8.01           806,452
------------------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund (Class IB)
December 31, 2004                                            $(.52)           $12.88              4.43          $278,617
December 31, 2003                                             (.60)            12.84              4.43           262,067
December 31, 2002                                             (.66)            12.89              7.89           215,874
December 31, 2001                                             (.86)            12.60              7.30           144,380
December 31, 2000                                             (.85)            12.58              7.79            55,669
------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------


                                                                          Ratio of Net
                                                            Ratio of        Investment
                                                            Expenses     Income (Loss)
                                                      to Average Net        to Average         Portfolio
Period ended                                         Assets(%)(b)(d)     Net Assets(%)       Turnover(%)
-----------------------------------------------------------------------------------------------------------
Putnam VT Income Fund (Class IA)
December 31, 2004                                                .66(i)           3.01(i)         401.71
December 31, 2003                                                .68              3.61            287.19
December 31, 2002                                                .68              5.10            399.61(f)
December 31, 2001                                                .68              5.60            250.79(f)
December 31, 2000                                                .67              6.94            238.00
-----------------------------------------------------------------------------------------------------------
Putnam VT Income Fund (Class IB)
December 31, 2004                                                .91(i)           2.71(i)         401.71
December 31, 2003                                                .93              3.29            287.19
December 31, 2002                                                .93              4.79            399.61(f)
December 31, 2001                                                .90              5.26            250.79(f)
December 31, 2000                                                .82              6.74            238.00
-----------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

(b) The charges and expenses of the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset arrangements.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(i) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period ended December 31, 2004 reflect a reduction of 0.04% of average net assets.



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For more information
about the funds of
Putnam Variable Trust

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's report and the financial statements included in the Trust's most recent annual report to the fund's shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site at www.putnaminvestments.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number.



PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--05346       224600 4/05


Prospectus

April 30, 2005

Putnam Variable Trust
Class IA and IB Shares

Blend Fund
Putnam VT International Equity Fund

This prospectus explains what you should know about Putnam VT International Equity Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks, Performance Information, and Fees and expenses)

 3  What are the fund's main investment strategies and related risks?

 5  Who manages the fund?

 7  How to buy and sell fund shares

 8  Distribution Plan

 8  How does the fund price its shares?

 8  Policy on excessive short-term trading

10  Fund distributions and taxes

10  Financial highlights

[SCALE LOGO OMITTED]

Fund summary

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- INTERNATIONAL STOCKS

We invest mainly in common stocks of companies outside the United States that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We also consider other factors we believe will cause the stock price to rise. Under normal circumstances, we invest at least 80% of the fund's net assets in equity investments. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1998            18.69%
1999            60.21%
2000            -9.48%
2001           -20.41%
2002           -17.60%
2003            28.91%
2004            16.58%

Year-to-date performance through 3/31/05 was -0.67%. During the periods shown in the bar chart, the highest return for a quarter was 35.46% (quarter ending 12/31/99) and the lowest return for a quarter was -20.81% (quarter ending 9/30/02).

------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/04)
------------------------------------------------------------------------------
                                                             Since
                                      Past       Past        inception
                                      1 year     5 years     (1/2/97)
------------------------------------------------------------------------------
Class IA                              16.58%     -2.26%      8.85%
Class IB                              16.19%     -2.47%      8.65%
MSCI EAFE Index
(no deduction for fees or expenses)   20.25%     -1.13%      4.89%
------------------------------------------------------------------------------

Performance of class IB shares for the period prior to April 30, 1998 for the fund are based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. For portions of the period shown, the fund's performance benefited from Putnam Management's agreement to limit the fund's expenses. The fund's performance is compared to the Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index of equity securities from Europe, Australasia, and the Far East.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund's last fiscal year.

------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                                            Total
                                                            Annual
                                 Distribution               Fund
                  Management     (12b-1)        Other       Operating
                  Fees           Fees           Expenses    Expenses
------------------------------------------------------------------------------
Class IA          0.75%          N/A            0.19%       0.94%
Class IB          0.75%          0.25%          0.19%       1.19%
------------------------------------------------------------------------------

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------------
                          1 year       3 years       5 years     10 years
------------------------------------------------------------------------------
Class IA                  $96          $300          $520        $1,155
Class IB                 $121          $378          $654        $1,447
------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam International Equity Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in stocks issued by companies outside the United States. To determine whether a company is located outside of the United States, we look at the following factors: where the company's securities trade, where the company is located or organized, or where the company derives its revenues or profits. We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Foreign investments. Foreign investments involve certain special risks, including

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in U.S. companies, preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses, including investing solely in the United States. We may choose, however, not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $1,998,384 in brokerage commissions during the last fiscal year, representing 0.28% of the fund's average net assets. Of this amount, $923,426, representing 0.13% of the fund's average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Total Annual Fund Operating Expenses ratio for class IA shares results in a "combined cost ratio" of 1.22% of the fund's average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund's fiscal year portfolio turnover rate was as follows:

-------------------------------------------------------------------------------
                               2004       2003       2002       2001       2000
-------------------------------------------------------------------------------
Portfolio Turnover           62.84%     71.14%     53.20%     69.81%     78.84%
-------------------------------------------------------------------------------

Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Portfolio holdings. The SAI includes a description of the fund's policies with respect to the disclosure of its portfolio holdings. For information on the fund's portfolio, you may visit the Putnam Investments Web site, www.putnaminvestments.com/individual, where the fund's top 10 holdings and related portfolio information may be viewed monthly beginning 10 business days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the Web site until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.75% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management has retained its affiliate, Putnam Investments Limited ("PIL"), to manage a separate portion of the assets of the fund. Subject to the supervision of Putnam Management, PIL is responsible for making investment decisions for the portion of the assets of the fund that it manages.

PIL provides a full range of international investment advisory services to institutional and retail clients.

Putnam Management (and not the fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% of the average aggregate net asset value of the portion of the assets of the fund managed by PIL. PIL's address is Cassini House, 57-59 St. James's Street, London, England, SW1A 1LD.

* Investment management team. Putnam Management's and PIL's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the International Core Team manage the fund's investments. The names of all team members can be found at www.putnaminvestments.com.

The team members identified as the fund's Portfolio Leaders and Portfolio Members coordinate the team's efforts related to the fund and are primarily responsible for the day-to-day management of the fund's portfolio. In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.


-------------------------------------------------------------------------------
                      Joined                         Positions Over
Portfolio Leaders       Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
Joshua L. Byrne         2000   Putnam                Co-Chief Investment
                               Management            Officer, International
                               1992 - Present        Core Team
                                                     Previously, Senior
                                                     Portfolio Manager;
                                                     Portfolio Manager
-------------------------------------------------------------------------------
Simon Davis             2000   Putnam                Senior Portfolio
                               Management            Manager
                               2000 - Present

                               Deutsche Asset        Portfolio Manager
                               Management
                               Prior to Sept. 2000
-------------------------------------------------------------------------------
                      Joined                         Positions Over
Portfolio Members       Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
Stephen S. Oler         2000   Putnam                Senior Portfolio Manager
                               Management
                               1997 - Present
-------------------------------------------------------------------------------
Mark D. Pollard         2004   Putnam                Chief Investment Officer,
                               Management            European Equities
                               2004 - Present

                               Jura Capital LLP      Managing Partner
                               Prior to Aug. 2004

                               Lazard Asset          Head of European Equities
                               Management
                               Prior to Feb. 2002

                               Putnam                Head of European Equities
                               Management
                               Prior to June 2000
-------------------------------------------------------------------------------
George W. Stairs        2002   Putnam                Senior Portfolio Manager
                               Management
                               1994 - Present
-------------------------------------------------------------------------------

* Other funds managed by the Portfolio Leaders and Portfolio Members. As of March 31, 2005, Joshua L. Byrne was also a Portfolio Member of Putnam Europe Equity Fund. Simon Davis and Stephen S. Oler did not serve as Portfolio Leaders or Portfolio Members of any other Putnam funds. Mark D. Pollard was also a Portfolio Member of Putnam Europe Equity Fund. George W. Stairs was also a Portfolio Member of Putnam VT International Growth and Income Fund. Joshua L. Byrne, Simon Davis, Stephen S. Oler, Mark D. Pollard and George W. Stairs may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund's Portfolio Leaders and Portfolio Members. During the fiscal year ended December 31, 2004, Joshua L. Byrne and Simon Davis became the fund's Portfolio Leaders and Portfolio Member Mark D. Pollard joined the fund's management team. Individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include Omid Kamshad (May 2002 to October 2003).

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) -- International Core Funds. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leaders or Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under "Distribution Plan" with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered ("Record Owners") and to dealers that sell variable insurance products ("dealers") in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading "Fees and Expenses" at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. These payments by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average net assets of the funds attributable to that Record Owner or dealer on an annual basis. Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find further details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.


How does the fund price  its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value, which may differ from recent market prices. For example, the fund may value a stock at its fair value when the relevant exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent. The value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

Policy on excessive  short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund's performance and harm all fund shareholders by interfering with portfolio management, increasing the fund's expenses and diluting the fund's net asset value. Depending on the size and frequency of short-term trades in a fund's shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund's brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value -- such as securities of smaller companies and lower-rated bonds -- it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund's investments. In addition, the market for such securities may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund's shares, which will reduce the fund's performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account's policies on excessive short-term trading, if any. As noted below, each insurance company's policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund's shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management's ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund's ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.


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

PUTNAM VARIABLE TRUST

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------
                                                                    Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net       Gain (Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period     Income (Loss)       Investments        Operations
-----------------------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund (Class IA)
December 31, 2004                                       $12.91           $.16(a)(i)          $1.95             $2.11
December 31, 2003                                        10.14            .16(a)              2.73              2.89
December 31, 2002                                        12.42            .13(a)             (2.29)            (2.16)
December 31, 2001                                        17.72            .13(a)             (3.62)            (3.49)
December 31, 2000                                        21.66            .31(a)             (2.05)            (1.74)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund (Class IB)
December 31, 2004                                       $12.85           $.12(a)(i)          $1.94             $2.06
December 31, 2003                                        10.09            .13(a)              2.73              2.86
December 31, 2002                                        12.36            .10(a)             (2.28)            (2.18)
December 31, 2001                                        17.67            .09(a)             (3.61)            (3.52)
December 31, 2000                                        21.63            .21(a)             (1.97)            (1.76)
-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                      Less Distributions:
                                                                               From
                                                             From               Net
                                                              Net          Realized              From
                                                       Investment           Gain on            Return
Period ended                                               Income       Investments        of Capital
------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund (Class IA)
December 31, 2004                                          $(.22)              $--                $--
December 31, 2003                                           (.12)               --                 --
December 31, 2002                                           (.12)               --                 --
December 31, 2001                                           (.06)            (1.75)                --
December 31, 2000                                           (.41)            (1.79)                --
------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund (Class IB)
December 31, 2004                                           $(.20)              $--               $--
December 31, 2003                                            (.10)               --                --
December 31, 2002                                            (.09)               --                --
December 31, 2001                                            (.04)            (1.75)               --
December 31, 2000                                            (.41)            (1.79)               --
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


                                                                                                 Total
                                                                                            Investment
                                                                                             Return at       Net Assets,
                                                             Total  Net Asset Value,         Net Asset     End of Period
Period ended                                         Distributions     End of Period    Value(%)(b)(c)    (in thousands)
------------------------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund (Class IA)
December 31, 2004                                            $(.22)           $14.80             16.58          $427,548
December 31, 2003                                             (.12)            12.91             28.91           444,329
December 31, 2002                                             (.12)            10.14            (17.60)          430,607
December 31, 2001                                            (1.81)            12.42            (20.41)          521,192
December 31, 2000                                            (2.20)            17.72             (9.48)          696,527
------------------------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund (Class IB)
December 31, 2004                                            $(.20)           $14.71             16.19          $558,206
December 31, 2003                                             (.10)            12.85             28.65           510,055
December 31, 2002                                             (.09)            10.09            (17.75)          308,970
December 31, 2001                                            (1.79)            12.36            (20.61)          252,647
December 31, 2000                                            (2.20)            17.67             (9.61)          197,754
------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------


                                                                          Ratio of Net
                                                            Ratio of        Investment
                                                            Expenses     Income (Loss)
                                                      to Average Net        to Average         Portfolio
Period ended                                         Assets(%)(b)(d)     Net Assets(%)       Turnover(%)
-----------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund (Class IA)
December 31, 2004                                                .94(i)           1.21(i)          62.84
December 31, 2003                                                .94              1.50             71.14
December 31, 2002                                                .99              1.17             53.20(g)
December 31, 2001                                                .94               .93             69.81
December 31, 2000                                                .94              1.62             78.84
-----------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund (Class IB)
December 31, 2004                                               1.19(i)            .95(i)          62.84
December 31, 2003                                               1.19              1.15             71.14
December 31, 2002                                               1.24               .91             53.20(g)
December 31, 2001                                               1.16               .66             69.81
December 31, 2000                                               1.09              1.13             78.84
-----------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) The charges and expenses at the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset arrangements and for certain funds, brokerage service arrangements.

(g) Portfolio turnover excludes the impact of assets received from the acquired fund.

(i) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money
    Market Fund in effect during the period. As a result of such waivers, the expenses of class IA and class IB shares reflect a reduction of less than 0.01% based on average net assets.



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THIS PAGE INTENTIONALLY LEFT BLANK

For more information
about the funds of
Putnam Variable Trust

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's report and the financial statements included in the Trust's most recent annual report to the fund's shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site at www.putnaminvestments.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number.




PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--05346      224601 4/05


Prospectus

April 30, 2005

Putnam Variable Trust
Class IB Shares

Blend Fund
Putnam VT International Equity Fund

This prospectus explains what you should know about Putnam VT International Equity Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks, Performance Information, and Fees and expenses)

 3  What are the fund's main investment strategies and related risks?

 5  Who manages the fund?

 7  How to buy and sell fund shares

 8  Distribution Plan

 8  How does the fund price its shares?

 9  Policy on excessive short-term trading

10  Fund distributions and taxes

10  Financial highlights

[SCALE LOGO OMITTED]


Fund summary

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- INTERNATIONAL STOCKS

We invest mainly in common stocks of companies outside the United States that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We also consider other factors we believe will cause the stock price to rise. Under normal circumstances, we invest at least 80% of the fund's net assets in equity investments. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of the fund's class IB shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1998            18.43%
1999            60.10%
2000            -9.61%
2001           -20.61%
2002           -17.75%
2003            28.65%
2004            16.19%

Year-to-date performance through 3/31/2005 was -0.71%. During the periods shown in the bar chart, the highest return for a quarter was 35.44% (quarter ending 12/31/99) and the lowest return for a quarter was -20.88% (quarter ending 9/30/02).

------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/04)
------------------------------------------------------------------------------
                                                             Since
                                      Past       Past        inception
                                      1 year     5 years     (1/2/97)
------------------------------------------------------------------------------
Class IB                              16.19%     -2.47%      8.65%
MSCI EAFE Index
(no deduction for fees or expenses)   20.25%     -1.13%      4.89%
------------------------------------------------------------------------------

Performance of class IB shares for the period prior to April 30, 1998 for the fund are based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. For portions of the period shown, the fund's performance benefited from Putnam Management's agreement to limit the fund's expenses. The fund's performance is compared to the Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index of equity securities from Europe, Australasia, and the Far East.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in class IB shares of the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund's last fiscal year.

------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                                            Total
                                                            Annual
                                 Distribution               Fund
                  Management     (12b-1)        Other       Operating
                  Fees           Fees           Expenses    Expenses
------------------------------------------------------------------------------
Class IB          0.75%          0.25%          0.19%       1.19%
------------------------------------------------------------------------------

EXAMPLE

The example translates the expenses shown for class IB shares in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------------
                          1 year       3 years       5 years     10 years
------------------------------------------------------------------------------
Class IB                 $121          $378          $654        $1,447
------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam International Equity Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in stocks issued by companies outside the United States. To determine whether a company is located outside of the United States, we look at the following factors: where the company's securities trade, where the company is located or organized, or where the company derives its revenues or profits. We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Foreign investments. Foreign investments involve certain special risks, including

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in U.S. companies, preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses, including investing solely in the United States. We may choose, however, not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $1,998,384 in brokerage commissions during the last fiscal year, representing 0.28% of the fund's average net assets. Of this amount, $923,426, representing 0.13% of the fund's average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Total Annual Fund Operating Expenses ratio for class IB shares results in a "combined cost ratio" of 1.47% of the fund's average net assets for class IB shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund's fiscal year portfolio turnover rate was as follows:

-------------------------------------------------------------------------------
                             2004       2003       2002       2001       2000
-------------------------------------------------------------------------------
Portfolio Turnover           62.84%     71.14%     53.20%     69.81%     78.84%
-------------------------------------------------------------------------------

Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Portfolio holdings. The SAI includes a description of the fund's policies with respect to the disclosure of its portfolio holdings. For information on the fund's portfolio, you may visit the Putnam Investments Web site, www.putnaminvestments.com/individual, where the fund's top 10 holdings and related portfolio information may be viewed monthly beginning 10 business days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the Web site until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.75% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management has retained its affiliate, Putnam Investments Limited ("PIL"), to manage a separate portion of the assets of the fund. Subject to the supervision of Putnam Management, PIL is responsible for making investment decisions for the portion of the assets of the fund that it manages.

PIL provides a full range of international investment advisory services to institutional and retail clients.

Putnam Management (and not the fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% of the average aggregate net asset value of the portion of the assets of the fund managed by PIL. PIL's address is Cassini House, 57-59 St. James's Street, London, England, SW1A 1LD.

* Investment management team. Putnam Management's and PIL's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the International Core Team manage the fund's investments. The names of all team members can be found at www.putnaminvestments.com.

The team members identified as the fund's Portfolio Leaders and Portfolio Members coordinate the team's efforts related to the fund and are primarily responsible for the day-to-day management of the fund's portfolio. In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

-------------------------------------------------------------------------------
                      Joined                         Positions Over
Portfolio Leaders       Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
Joshua L. Byrne         2000   Putnam                Co-Chief Investment
                               Management            Officer, International
                               1992 - Present        Core Team
                                                     Previously, Senior
                                                     Portfolio Manager;
                                                     Portfolio Manager
-------------------------------------------------------------------------------
Simon Davis             2000   Putnam                Co-Chief Investment
                               Management            Officer, International
                               2000 - Present        Core Team
                                                     Previously, Director,
                                                     International Equity Team;
                                                     Senior Portfolio Manager;
                                                     Portfolio Manager

                                Deutsche Asset       Portfolio Manager
                                Management
                                Prior to Sept. 2000
-------------------------------------------------------------------------------
                      Joined                         Positions Over
Portfolio Members       Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
Stephen S. Oler         2000   Putnam                Senior Portfolio Manager
                               Management
                               1997 - Present
-------------------------------------------------------------------------------
Mark D. Pollard         2004   Putnam                Chief Investment Officer,
                               Management            European Equities
                               2004 - Present

                               Jura Capital LLP      Managing Partner
                               Prior to Aug. 2004

                               Lazard Asset          Head of European Equities
                               Management
                               Prior to Feb. 2002

                               Putnam                Head of European Equities
                               Management
                               Prior to June 2000
-------------------------------------------------------------------------------
George W. Stairs        2002   Putnam                Senior Portfolio Manager
                               Management
                               1994 - Present
-------------------------------------------------------------------------------

* Other funds managed by the Portfolio Leaders and Portfolio Members. As of March 31, 2005, Joshua L. Byrne was also a Portfolio Member of Putnam Europe Equity Fund. Simon Davis and Stephen S. Oler did not serve as Portfolio Leaders or Portfolio Members of any other Putnam funds. Mark D. Pollard was also a Portfolio Member of Putnam Europe Equity Fund. George
  W. Stairs was also a Portfolio Member of Putnam VT International Growth and Income Fund. Joshua L. Byrne, Simon Davis, Stephen S. Oler, Mark D. Pollard and George W. Stairs may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund's Portfolio Leaders and Portfolio Members. During the fiscal year ended December 31, 2004, Joshua L. Byrne and Simon Davis became the fund's Portfolio Leaders and Portfolio Member Mark D. Pollard joined the fund's management team. Individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include Omid Kamshad (May 2002 to October
  2003).

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds)-International Core Funds. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leaders or Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under "Distribution Plan" with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered ("Record Owners") and to dealers that sell variable insurance products ("dealers") in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading "Fees and Expenses" at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. These payments by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average net assets of the funds attributable to that Record Owner or dealer on an annual basis. Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find further details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value, which may differ from recent market prices. For example, the fund may value a stock at its fair value when the relevant exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent. The value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

Policy on excessive short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund's performance and harm all fund shareholders by interfering with portfolio management, increasing the fund's expenses and diluting the fund's net asset value. Depending on the size and frequency of short-term trades in a fund's shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund's brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value -- such as securities of smaller companies and lower-rated bonds -- it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund's investments. In addition, the market for such securities may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund's shares, which will reduce the fund's performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account's policies on excessive short-term trading, if any. As noted below, each insurance company's policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund's shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management's ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund's ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.


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

PUTNAM VARIABLE TRUST

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------
                                                                    Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net       Gain (Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period     Income (Loss)       Investments        Operations
-----------------------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund (Class IB)
December 31, 2004                                       $12.85           $.12(a)(i)          $1.94             $2.06
December 31, 2003                                        10.09            .13(a)              2.73              2.86
December 31, 2002                                        12.36            .10(a)             (2.28)            (2.18)
December 31, 2001                                        17.67            .09(a)             (3.61)            (3.52)
December 31, 2000                                        21.63            .21(a)             (1.97)            (1.76)
-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                      Less Distributions:
                                                                               From
                                                             From               Net
                                                              Net          Realized              From
                                                       Investment           Gain on            Return
Period ended                                               Income       Investments        of Capital
------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund (Class IB)
December 31, 2004                                           $(.20)              $--               $--
December 31, 2003                                            (.10)               --                --
December 31, 2002                                            (.09)               --                --
December 31, 2001                                            (.04)            (1.75)               --
December 31, 2000                                            (.41)            (1.79)               --
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


                                                                                                 Total
                                                                                            Investment
                                                                                             Return at       Net Assets,
                                                             Total  Net Asset Value,         Net Asset     End of Period
Period ended                                         Distributions     End of Period    Value(%)(b)(c)    (in thousands)
------------------------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund (Class IB)
December 31, 2004                                            $(.20)           $14.71             16.19          $558,206
December 31, 2003                                             (.10)            12.85             28.65           510,055
December 31, 2002                                             (.09)            10.09            (17.75)          308,970
December 31, 2001                                            (1.79)            12.36            (20.61)          252,647
December 31, 2000                                            (2.20)            17.67             (9.61)          197,754
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------


                                                                          Ratio of Net
                                                            Ratio of        Investment
                                                            Expenses     Income (Loss)
                                                      to Average Net        to Average         Portfolio
Period ended                                         Assets(%)(b)(d)     Net Assets(%)       Turnover(%)
--------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund (Class IB)
December 31, 2004                                               1.19(i)            .95(i)          62.84
December 31, 2003                                               1.19              1.15             71.14
December 31, 2002                                               1.24               .91             53.20(g)
December 31, 2001                                               1.16               .66             69.81
December 31, 2000                                               1.09              1.13             78.84
--------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) The charges and expenses at the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset arrangements and for certain funds, brokerage service arrangements.

(g) Portfolio turnover excludes the impact of assets received from the acquired fund.

(i) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money
    Market Fund in effect during the period. As a result of such waivers, the expenses of class IA and class IB shares reflect a reduction of less than 0.01% based on average net assets.



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For more information
about the funds of
Putnam Variable Trust

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's report and the financial statements included in the Trust's most recent annual report to the fund's shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site at www.putnaminvestments.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811-05346                         224802 4/05


Prospectus

April 30, 2005

Putnam Variable Trust
Class IA and IB Shares

Value Fund
Putnam VT International Growth and Income Fund

This prospectus explains what you should know about Putnam VT
International Growth and Income Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks, Performance Information, and Fees and expenses)

 3   What are the fund's main investment strategies and related risks?

 5   Who manages the fund?

 7   How to buy and sell fund shares

 8   Distribution Plan

 8   How does the fund price its shares?

 8   Policy on excessive short-term trading

10   Fund distributions and taxes

10   Financial highlights

[SCALE LOGO OMITTED]

Fund summary

GOAL

The fund seeks capital growth. Current income is a  secondary objective.

MAIN INVESTMENT STRATEGIES -- INTERNATIONAL VALUE STOCKS

We invest mainly in common stocks of companies outside the United States. We invest mainly in value stocks that offer the potential for income. Value stocks are those that we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of its stock may rise. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1998           11.27%
1999           24.59%
2000            1.36%
2001          -20.67%
2002          -13.67%
2003           38.37%
2004           21.31%

Year-to-date performance through 3/31/05 was -0.79%. During the periods shown in the bar chart, the highest return for a quarter was 18.84% (quarter ending 6/30/03) and the lowest return for a quarter was -19.76% (quarter ending 9/30/02).

--------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/04)
--------------------------------------------------------------------------
                                                         Since
                                  Past        Past       inception
                                  1 year      5 years    (1/2/97)
--------------------------------------------------------------------------
Class IA                          21.31%      3.10%      8.57%
Class IB                          20.98%      2.91%      8.38%
S&P/Citigroup World
Ex-U.S. Value Primary
Markets Index (no deduction
for fees or expenses)             23.38%      3.39%      7.24%
--------------------------------------------------------------------------

Performance of class IB shares for the period prior to April 6, 1998 for the fund is based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. The fund's performance is compared to the S&P/Citigroup World Ex-U.S. Value Primary Markets Index, an unmanaged index of mostly large-and some small-capitalization stocks from developed countries, excluding the U.S., chosen for their value orientation.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund's last fiscal year.

--------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------
                                                        Total
                                 Distri-                Annual
                                 bution                 Fund
                   Management    (12b-1)    Other       Operating
                   Fees          Fees       Expenses    Expenses
--------------------------------------------------------------------------
Class IA           0.80%         N/A        0.21%       1.01%
Class IB           0.80%         0.25%      0.21%       1.26%
--------------------------------------------------------------------------

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

--------------------------------------------------------------------------
                   1 year        3 years       5 years     10 years
--------------------------------------------------------------------------
Class IA           $103          $322          $558        $1,236
Class IB           $128          $400          $692        $1,527
--------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam International Growth and Income Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in value stocks that offer the potential for income and are issued by companies outside the United States. To determine whether a company is located outside of the United States, we look at the following factors: where the company's securities trade, where the company is located or organized, or where the company derives its revenues or profits. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

* Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Foreign investments. Foreign investments involve certain special risks, including

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in U.S. companies, preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses, including investing solely in the United States. We may choose, however, not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $527,894 in brokerage commissions during the last fiscal year, representing 0.17% of the fund's average net assets. Of this amount, $256,722, representing 0.08% of the fund's average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Total Annual Fund Operating Expenses ratio for class IA shares results in a "combined cost ratio" of 1.18% of the fund's average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund's fiscal year portfolio turnover rate was as follows:

----------------------------------------------------------------------------
                          2004       2003       2002        2001       2000
----------------------------------------------------------------------------
Portfolio Turnover      59.34%     71.71%     99.21%     154.29%     82.02%
----------------------------------------------------------------------------

Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Portfolio holdings. The SAI includes a description of the fund's policies with respect to the disclosure of its portfolio holdings. For information on the fund's portfolio, you may visit the Putnam Investments Web site, www.putnaminvestments.com/individual, where the fund's top 10 holdings and related portfolio information may be viewed monthly beginning 10 business days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the Web site until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business.
The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.80% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management has retained its affiliate, Putnam Investments Limited ("PIL"), to manage a separate portion of the assets of the fund. Subject to the supervision of Putnam Management, PIL is responsible for making investment decisions for the portion of the assets of the fund that it manages.

PIL provides a full range of international investment advisory services to institutional and retail clients.

Putnam Management (and not the fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% of the average aggregate net asset value of the portion of the assets of the fund managed by PIL. PIL's address is Cassini House, 57-59 St. James's Street, London, England, SW1A 1LD.

* Investment management team. Putnam Management's and PIL's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the International Value Team manage the fund's investments. The names of all team members can be found at www.putnaminvestments.com.

The team members identified as the fund's Portfolio Leader and Portfolio Member coordinate the team's efforts related to the fund and are primarily responsible for the day-to-day management of the fund's portfolio. In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

--------------------------------------------------------------------------
                     Joined                        Positions Over
Portfolio Leader     Fund     Employer             Past Five Years
--------------------------------------------------------------------------
Pamela R. Holding    2001     Putnam               Senior Portfolio
                              Management           Manager
                              1995 - Present       Previously, Associate
                                                   Director of
                                                   Research; Portfolio
                                                   Manager; Director
                                                   of European
                                                   Research
--------------------------------------------------------------------------
                     Joined                        Positions Over
Portfolio Members    Fund     Employer             Past Five Years
--------------------------------------------------------------------------
J. Frederick Copper  2005     Putnam               Portfolio Manager
                              Management           Previously,
                              2001 - Present       Quantitative Analyst

                              Wellington           Quantitative Analyst
                              Management
                              Prior to Feb. 2001
--------------------------------------------------------------------------
George W. Stairs     1997     Putnam               Senior Portfolio
                              Management           Manager
                              1994 - Present
--------------------------------------------------------------------------

* Other funds managed by the Portfolio Leader and Portfolio Members. As of March 31, 2005, Pamela R. Holding did not serve as Portfolio Leader or Portfolio Member of any other Putnam funds. J. Frederick Copper was also a Portfolio Member of Putnam VT Mid Cap Value Fund. George W. Stairs was also a Portfolio Member of Putnam VT International Equity Fund. Pamela R. Holding, J. Frederick Copper and George W. Stairs may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund's Portfolio Leader and Portfolio Members. During the fiscal year ended December 31, 2004, Pamela R. Holding became the fund's Portfolio Leader. After the fund's fiscal year-end, Portfolio Member J. Frederick Copper joined the fund's management team. Individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include George W. Stairs (September 2002 to August 2004) and Colin Moore (May 2002 to August 2002).

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) -- International Value Funds. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leader or Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under "Distribution Plan" with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered ("Record Owners") and to dealers that sell variable insurance products ("dealers") in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading "Fees and Expenses" at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. These payments by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average net assets of the funds attributable to that Record Owner or dealer on an annual basis. Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find further details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.


How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value, which may differ from recent market prices. For example, the fund may value a stock at its fair value when the relevant exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent. The value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

Policy on excessive short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund's performance and harm all fund shareholders by interfering with portfolio management, increasing the fund's expenses and diluting the fund's net asset value. Depending on the size and frequency of short-term trades in a fund's shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund's brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value -- such as securities of smaller companies and lower-rated bonds -- it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund's investments. In addition, the market for such securities may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund's shares, which will reduce the fund's performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account's policies on excessive short-term trading, if any. As noted below, each insurance company's policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund's shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management's ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund's ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes at the source on dividends or interest payments. In that case, the fund's yield on those securities would be decreased.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.


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

PUTNAM VARIABLE TRUST

Financial Highlights

-----------------------------------------------------------------------------------------------------
                                                  Investment Operations:
                                                                             Net
                                         Net                        Realized and
                                       Asset                          Unrealized
                                      Value,               Net       Gain (Loss)        Total from
                                   Beginning        Investment                on        Investment
Period ended                       of Period     Income (Loss)       Investments        Operations
-----------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund (Class IA)
December 31, 2004                     $11.35              $.14 (a)(i)      $2.25             $2.39
December 31, 2003                       8.37               .15 (a)          2.99              3.14
December 31, 2002                       9.76               .12 (a)         (1.44)            (1.32)
December 31, 2001                      13.28               .13 (a)         (2.80)            (2.67)
December 31, 2000                      15.25               .16 (a)           .05               .21
-----------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund (Class IB)
December 31, 2004                     $11.31              $.11 (a)(i)      $2.24             $2.35
December 31, 2003                       8.35               .13 (a)          2.97              3.10
December 31, 2002                       9.73               .09 (a)         (1.42)            (1.33)
December 31, 2001                      13.25               .11 (a)         (2.79)            (2.68)
December 31, 2000                      15.22               .13 (a)           .08               .21
-----------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                      Less Distributions:
                                                                               From
                                                             From               Net
                                                              Net          Realized              From
                                                       Investment           Gain on            Return
Period ended                                               Income       Investments        of Capital
------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund (Class IA)
December 31, 2004                                           $(.17)              $--               $--
December 31, 2003                                            (.16)               --                --
December 31, 2002                                            (.07)               --                --
December 31, 2001                                            (.13)             (.72)               --
December 31, 2000                                            (.68)            (1.50)               --
------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund (Class IB)
December 31, 2004                                           $(.15)              $--              $ --
December 31, 2003                                            (.14)               --                --
December 31, 2002                                            (.05)               --                --
December 31, 2001                                            (.12)             (.72)               --
December 31, 2000                                            (.68)            (1.50)               --
------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------

                                                                                Total
                                                                           Investment
                                                                            Return at       Net Assets,
                                            Total  Net Asset Value,         Net Asset     End of Period
Period ended                        Distributions     End of Period    Value(%)(b)(c)    (in thousands)
-------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund (Class IA)
December 31, 2004                           $(.17)           $13.57             21.31          $258,073
December 31, 2003                            (.16)            11.35             38.37           227,237
December 31, 2002                            (.07)             8.37            (13.67)          201,168
December 31, 2001                            (.85)             9.76            (20.67)          273,298
December 31, 2000                           (2.18)            13.28              1.36           393,973
-------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund (Class IB)
December 31, 2004                           $(.15)           $13.51             20.98           $87,743
December 31, 2003                            (.14)            11.31             37.85            63,651
December 31, 2002                            (.05)             8.35            (13.77)           45,744
December 31, 2001                            (.84)             9.73            (20.81)           41,771
December 31, 2000                           (2.18)            13.25              1.33            36,934
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------

                                                                          Ratio of Net
                                                            Ratio of        Investment
                                                            Expenses     Income (Loss)
                                                      to Average Net        to Average         Portfolio
Period ended                                         Assets(%)(b)(d)     Net Assets(%)       Turnover(%)
--------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund (Class IA)
December 31, 2004                                               1.01 (i)          1.18 (i)         59.34
December 31, 2003                                               1.02              1.70             71.71
December 31, 2002                                               1.00              1.34             99.21
December 31, 2001                                                .98              1.26            154.29
December 31, 2000                                                .97              1.15             82.02
--------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund (Class IB)
December 31, 2004                                               1.26 (i)           .89 (i)         59.34
December 31, 2003                                               1.27              1.39             71.71
December 31, 2002                                               1.25              1.03             99.21
December 31, 2001                                               1.20              1.02            154.29
December 31, 2000                                               1.12               .97             82.02
--------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) The charges and expenses at the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset arrangements and for certain funds, brokerage service arrangements.

(i) Reflects a waiver of certain fund expenses in connection with investments in Putnam Prime
    Money Market Fund during the period. As a result of such waiver, the expenses of the fund for the period ended December 31, 2004 reflect a reduction of less than 0.01% of average net assets.



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For more information
about the funds of
Putnam Variable Trust

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's report and the financial statements included in the Trust's most recent annual report to the fund's shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site at www.putnaminvestments.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number.




PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811-5346         224602 4/05


Prospectus

April 30, 2005

Putnam Variable Trust
Class IA and IB Shares

Growth Fund
Putnam VT International New Opportunities Fund

This prospectus explains what you should know about Putnam VT
International New Opportunities Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks, Performance Information, and Fees and expenses)

 3  What are the fund's main investment strategies and related risks?

 5  Who manages the fund?

 7  How to buy and sell fund shares

 7  Distribution Plan

 8  How does the fund price its shares?

 8  Policy on excessive short-term trading

 9  Fund distributions and taxes

10  Financial highlights

[SCALE LOGO OMITTED]


Fund summary

GOAL

The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES -- INTERNATIONAL GROWTH STOCKS

We invest mainly in common stocks of companies outside the United States. We invest mainly in growth stocks, which are those issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We may invest in companies of any size. We may invest in both established and developing (also known as emerging) markets.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1998            15.58%
1999           102.95%
2000           -38.56%
2001           -28.52%
2002           -13.46%
2003            33.59%
2004            13.63%

Year-to-date performance through 3/31/05 was 2.53%. During the periods shown in the bar chart, the highest return for a quarter was 57.18% (quarter ending 12/31/99) and the lowest return for a quarter was -22.61% (quarter ending 3/31/01).

--------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/04)
--------------------------------------------------------------------------
                                                             Since
                                       Past       Past     inception
                                      1 year     5 years    (1/2/97)
--------------------------------------------------------------------------
Class IA                              13.63%    -10.42%      3.84%
Class IB                              13.35%    -10.62%      3.65%
S&P/Citigroup World Ex-U.S.
Growth Primary Markets Index
(no deduction for fees or expenses)   17.50%     -4.05%      4.70%
--------------------------------------------------------------------------

Performance of class IB shares for the period prior to April 30, 1998 for the fund is based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. For portions of the period shown, the fund's performance benefited from Putnam Management's agreement to limit the fund's expenses. The fund's performance is compared to the S&P/Citigroup World Ex-U.S. Growth Primary Markets Index, an unmanaged index of mostly large and some small capitalization stocks from developed countries, excluding the U.S., chosen for their growth orientation.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund's last fiscal year.


-----------------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
-----------------------------------------------------------------------------------------
                                                                      Total
                            Distri-                     Annual       Expense
              Manage-       bution                       Fund         Reim-
               ment        (12b-1)        Other       Operating      burse-       Net
               Fees          Fees        Expenses      Expenses       ment*     Expenses*
-----------------------------------------------------------------------------------------
Class IA      1.00%          N/A          0.26%         1.26%        -0.01%       1.25%
Class IB      1.00%         0.25%         0.26%         1.51%        -0.01%       1.50%
-----------------------------------------------------------------------------------------


* Net expenses information in the fund's fee table reflects Putnam Management's agreement, effective January 28, 2004, to waive fees and reimburse expenses of the fund through December 31, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the funds underlying variable insurance products viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses in its Lipper peer group, as reported by Lipper, for each calendar quarter during the fund's last fiscal year, excluding (for class IB shares) distribution (12b-1) fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

-------------------------------------------------------------------------
                        1 year        3 years       5 years     10 years
-------------------------------------------------------------------------
Class IA                 $127          $398          $690        $1,522
Class IB                 $152          $476          $823        $1,807
-------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam International New Opportunities Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in growth stocks issued by companies outside the United States. To determine whether a company is located outside of the United States, we look at the following factors: where the company's securities trade, where the company is located or organized, or where the company derives its revenues or profits. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

* Foreign investments. Foreign investments involve certain special risks, including

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies. Small companies in foreign countries could be relatively smaller than those in the United States.

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in U.S. companies, preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses, including investing solely in the United States. We may choose, however, not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $932,670 in brokerage commissions during the last fiscal year, representing 0.41% of the fund's average net assets. Of this amount, $430,823, representing 0.19% of the fund's average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are ' not reflected in the fund's Net Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Net
Expenses ratio for class IA shares results in a "combined cost ratio" of 1.66% of the fund's average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund's fiscal year portfolio turnover rate was as follows:

--------------------------------------------------------------------------
                      2004       2003       2002       2001       2000
--------------------------------------------------------------------------
Portfolio Turnover  139.72%    135.90%    136.66%    198.97%    189.71%
--------------------------------------------------------------------------

The fund may buy and sell investments relatively often. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Portfolio holdings. The SAI includes a description of the fund's policies with respect to the disclosure of its portfolio holdings. For information on the fund's portfolio, you may visit the Putnam
  Investments Web site, www.putnaminvestments.com/individual, where the fund's top 10 holdings and related portfolio information may be viewed monthly beginning 10 business days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the Web site until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Manage ment a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.99% of average net assets for the fund's last fiscal year after giving effect to applicable waivers. Putnam Management's address is One Post Office Square, Boston, MA 02109.

* Investment management team. Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the International Growth Team manage the fund's investments. The names of all team members can be found at www.putnaminvestments.com.

The team members identified as the fund's Portfolio Leader and Portfolio Members coordinate the team's efforts related to the fund and are primarily responsible for the day-to-day management of the fund's portfolio. In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

-------------------------------------------------------------------------------
                      Joined                         Positions Over
Portfolio Leader        Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
Stephen P. Dexter       1999   Putnam                Chief Investment Officer,
                               Management            International Growth Team
                               1999 - Present        Previously, Director,
                                                     International Equity Team;
                                                     Senior Portfolio Manager
-------------------------------------------------------------------------------
                      Joined                         Positions Over
Portfolio Members       Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
Peter J. Hadden         2003   Putnam                Senior Portfolio Manager
                               Management            Previously, Portfolio
                               1992 - Present        Manager
-------------------------------------------------------------------------------
Denise D. Selden        2003   Putnam                Portfolio Manager
                               Management            Previously, Institutional
                               1998 - Present        Portfolio Manager
-------------------------------------------------------------------------------

* Other funds managed by the Portfolio Leader and Portfolio Members. As of March 31, 2005, the fund's Portfolio Leader and Portfolio Members did not serve as Portfolio Leaders or Portfolio Members of any other
  Putnam funds. Stephen P. Dexter, Peter J. Hadden and Denise D. Selden may, however, manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund's Portfolio Leader and Portfolio Members. No changes in the fund's Portfolio Leader or Portfolio Members occurred during the fiscal year ended December 31, 2004. Stephen P. Dexter has served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) -- International Growth Funds. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leader or Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Manage ment will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell  fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under "Distribution Plan" with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered ("Record Owners") and to dealers that sell variable insurance products ("dealers") in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading "Fees and Expenses" at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. These payments by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average net assets of the funds attributable to that Record Owner or dealer on an annual basis. Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find further details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. As noted above, the value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

Policy on excessive short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund's performance and harm all fund shareholders by interfering with portfolio management, increasing the fund's expenses and diluting the fund's net asset value. Depending on the size and frequency of short-term trades in a fund's shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund's brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value -- such as securities of smaller companies and lower-rated bonds -- it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund's investments. In addition, the market for such securities may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund's shares, which will reduce the fund's performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam
  Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account's policies on excessive short-term trading, if any. As noted below, each insurance company's policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund's shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management's ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund's ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.


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

PUTNAM VARIABLE TRUST

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------
                                                                    Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net       Gain (Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period     Income (Loss)       Investments        Operations
-----------------------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund (Class IA)
December 31, 2004                                       $11.16           $.11(a)(i)          $1.40             $1.51
December 31, 2003                                         8.41            .09(a)              2.71              2.80
December 31, 2002                                         9.80            .07(a)             (1.38)            (1.31)
December 31, 2001                                        13.71            .04(a)             (3.95)            (3.91)
December 31, 2000                                        23.31           (.11)(a)            (8.45)            (8.56)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund (Class IB)
December 31, 2004                                       $11.11           $.08(a)(i)          $1.39             $1.47
December 31, 2003                                         8.37            .07(a)              2.70              2.77
December 31, 2002                                         9.75            .05(a)             (1.37)            (1.32)
December 31, 2001                                        13.67            .02(a)             (3.94)            (3.92)
December 31, 2000                                        23.28           (.13)(a)            (8.44)            (8.57)
-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                      Less Distributions:
                                                                               From
                                                             From               Net
                                                              Net          Realized              From
                                                       Investment           Gain on            Return
Period ended                                               Income       Investments        of Capital
------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund (Class IA)
December 31, 2004                                          $(.14)              $--                $--
December 31, 2003                                           (.05)               --                 --
December 31, 2002                                           (.08)               --                 --
December 31, 2001                                             --                --                 --
December 31, 2000                                           (.01)            (1.03)                --(e)
------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund (Class IB)
December 31, 2004                                          $(.11)              $--                $--
December 31, 2003                                           (.03)               --                 --
December 31, 2002                                           (.06)               --                 --
December 31, 2001                                             --                --                 --
December 31, 2000                                           (.01)            (1.03)                --(e)
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


                                                                                                 Total
                                                                                            Investment
                                                                                             Return at       Net Assets,
                                                             Total  Net Asset Value,         Net Asset     End of Period
Period ended                                         Distributions     End of Period    Value(%)(b)(c)    (in thousands)
------------------------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund (Class IA)
December 31, 2004                                            $(.14)           $12.53             13.63           $89,615
December 31, 2003                                             (.05)            11.16             33.59            98,339
December 31, 2002                                             (.08)             8.41            (13.46)           91,939
December 31, 2001                                               --              9.80            (28.52)          140,731
December 31, 2000                                            (1.04)            13.71            (38.56)          255,447
------------------------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund (Class IB)
December 31, 2004                                            $(.11)           $12.47             13.35          $141,110
December 31, 2003                                             (.03)            11.11             33.21           144,493
December 31, 2002                                             (.06)             8.37            (13.63)          122,332
December 31, 2001                                               --              9.75            (28.68)          159,227
December 31, 2000                                            (1.04)            13.67            (38.67)          184,660
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------


                                                                          Ratio of Net
                                                            Ratio of        Investment
                                                            Expenses     Income (Loss)
                                                      to Average Net        to Average         Portfolio
Period ended                                         Assets(%)(b)(d)     Net Assets(%)       Turnover(%)
--------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund (Class IA)
December 31, 2004                                               1.25(i)            .96(i)         139.72
December 31, 2003                                               1.26              1.00            135.90
December 31, 2002                                               1.27               .82            136.66
December 31, 2001                                               1.24               .35            198.97
December 31, 2000                                               1.21              (.57)           189.71
--------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund (Class IB)
December 31, 2004                                               1.50(i)            .70(i)         139.72
December 31, 2003                                               1.51               .74            135.90
December 31, 2002                                               1.52               .56            136.66
December 31, 2001                                               1.46               .14            198.97
December 31, 2000                                               1.36              (.74)           189.71
--------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

(b) The charges and expenses of the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset and brokerage service arrangements.

(e) Amount represents less than $0.01 per share.

(i) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period ended December 31, 2004 reflect a reduction of 0.01% of average net assets.



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For more information
about the funds of
Putnam Variable Trust

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's report and the financial statements included in the Trust's most recent annual report to the fund's shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site at www.putnaminvestments.com/individual, or by calling Putnam toll-free at 1-800-225-1581.


You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number.


PUTNAM INVESTMENTS

              One Post Office Square
              Boston, Massachusetts 02109
              1-800-225-1581

              Address correspondence to
              Putnam Investor Services
              P.O. Box 989
              Boston, Massachusetts 02103

              www.putnaminvestments.com

              File No. 811-05346        224603 4/05


Prospectus

April 30, 2005

Putnam Variable Trust
Class IA and IB Shares

Blend Fund
Putnam VT Investors Fund

This prospectus explains what you should know about Putnam VT Investors Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks, Performance Information, and Fees and expenses)

 3  What are the fund's main investment strategies and related risks?

 5  Who manages the fund?

 6  How to buy and sell fund shares

 7  Distribution Plan

 7  How does the fund price its shares?

 8  Policy on excessive short-term trading

 9  Fund distributions and taxes

10  Financial highlights

[SCALE LOGO OMITTED]


Fund summary

GOAL

The fund seeks long-term growth of capital and any increased income that results from this growth.

MAIN INVESTMENT STRATEGIES -- STOCKS

We invest mainly in common stocks of U.S. companies that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. We invest mainly in large companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1999            30.13%
2000           -18.47%
2001           -24.61%
2002           -23.68%
2003            27.39%
2004            12.95%

Year-to-date performance through 3/31/05 was -1.86%. During the periods shown in the bar chart, the highest return for a quarter was 24.67% (quarter ending 12/31/99) and the lowest return for a quarter was -20.15% (quarter ending 3/31/01).

------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/04)
------------------------------------------------------------------------------
                                                           Since
                                    Past       Past        inception
                                    1 year     5 years     (4/30/98)
------------------------------------------------------------------------------
Class IA                            12.95%     -7.56%      0.37%
Class IB                            12.64%     -7.77%      0.16%
S&P 500 Index (no deduction for
fees or expenses)                   10.88%     -2.30%      2.82%
------------------------------------------------------------------------------

For portions of the period shown, the fund's performance benefited from Putnam Management's agreement to limit the fund's expenses. The fund's performance is compared to the S&P 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock performance.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund's last fiscal year.

------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                                            Total
                                                            Annual
                                 Distribution               Fund
                  Management     (12b-1)        Other       Operating
                  Fees           Fees           Expenses    Expenses
------------------------------------------------------------------------------
Class IA          0.64%          N/A            0.12%       0.76%
Class IB          0.64%          0.25%          0.12%       1.01%
------------------------------------------------------------------------------

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------------
                          1 year       3 years       5 years       10 years
------------------------------------------------------------------------------
Class IA                  $78          $243          $422          $942
Class IB                 $103          $322          $558        $1,239
------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam Investors Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in stocks. We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $1,324,118 in brokerage commissions during the last fiscal year, representing 0.24% of the fund's average net assets. Of this amount, $450,753, representing 0.08% of the fund's average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Total Annual Fund Operating Expenses ratio for class IA shares results in a "combined cost ratio" of 1.00% of the fund's average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund's fiscal year portfolio turnover rate was as follows:

-------------------------------------------------------------------------------
                             2004       2003       2002       2001       2000
-------------------------------------------------------------------------------
Portfolio Turnover           84.91%     73.32%    122.88%     98.05%     76.32%
-------------------------------------------------------------------------------

Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Portfolio holdings. The SAI includes a description of the fund's policies with respect to the disclosure of its portfolio holdings. For information on the fund's portfolio, you may visit the Putnam Investments Web site, www.putnaminvestments.com/individual, where the fund's top 10 holdings and related portfolio information may be viewed monthly beginning 10 business days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the Web site until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.64% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

* Investment management team. Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the U.S. Core Team manage the fund's investments. The names of all team members can be found at www.putnaminvestments.com.

The team members identified as the fund's Portfolio Leader and Portfolio Members coordinate the team's efforts related to the fund and are primarily responsible for the day-to-day management of the fund's portfolio. In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

-------------------------------------------------------------------------------
                      Joined                         Positions Over
Portfolio Leader        Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
James C. Wiess          2002   Putnam                Chief Investment Officer,
                               Management            U.S. Core Team
                               2000 - Present        Previously, Senior
                                                     Portfolio Manager
-------------------------------------------------------------------------------
                      Joined                         Positions Over
Portfolio Members       Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
Joshua H. Brooks        2004   Putnam                Deputy Head of
                               Management            Investments; Chief
                               2003 - Present        Investment Officer, Large
                                                     Cap Equities
                                                     Previously, Chief
                                                     Investment Officer, U.S.
                                                     Core and Core Equities
                                                     Teams; Director, Global
                                                     Equity Research Team

                               Delaware              Chief Investment Officer,
                               Investments           Value Investing
                               Prior to April 2003
-------------------------------------------------------------------------------
Richard P. Cervone      2002   Putnam                Portfolio Manager
                               Management            Previously, Analyst
                               1998 - Present
-------------------------------------------------------------------------------
James S. Yu             2003   Putnam                Portfolio Manager
                               Management
                               2002 - Present

                               John Hancock          Portfolio Manager
                               Funds
                               Prior to Oct. 2002

                               Merrill Lynch         Senior Analyst
                               Investment
                               Management
                               Prior to June 2000
-------------------------------------------------------------------------------

* Other funds managed by the Portfolio Leader and Portfolio Members. As of March 31, 2005, James C. Wiess was also a Portfolio Leader of Putnam Tax Smart Equity Fund, and was a Portfolio Member of Putnam VT Capital Appreciation Fund. Joshua H. Brooks was also a Portfolio Leader of Putnam VT Capital Appreciation Fund and Putnam VT Research Fund, and was a Portfolio Member of Putnam VT Global Equity Fund. Richard P. Cervone and James S. Yu were also Portfolio Members of Putnam VT Capital Appreciation Fund and Putnam Tax Smart Equity Fund. James C. Wiess, Joshua H. Brooks, Richard P. Cervone and James S. Yu may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund's Portfolio Leader and Portfolio Members. During the fiscal year ended December 31, 2004, James C. Wiess became the fund's Portfolio Leader, Portfolio Member Joshua H. Brooks joined the fund's management team and Portfolio Leader Paul C. Warren left the fund's management team.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) -- Large-Cap Core Funds. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leader or Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under "Distribution Plan" with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered ("Record Owners") and to dealers that sell variable insurance products ("dealers") in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading "Fees and Expenses" at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. These payments by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average net assets of the funds attributable to that Record Owner or dealer on an annual basis. Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find further details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail
Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. As noted above, the value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

Policy on excessive short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund's performance and harm all fund shareholders by interfering with portfolio management, increasing the fund's expenses and diluting the fund's net asset value. Depending on the size and frequency of short-term trades in a fund's shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund's brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value -- such as securities of smaller companies and lower-rated bonds -- it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund's investments. In addition, the market for such securities may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund's shares, which will reduce the fund's performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account's policies on excessive short-term trading, if any. As noted below, each insurance company's policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund's shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management's ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund's ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.


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

PUTNAM VARIABLE TRUST

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------
                                                                    Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net       Gain (Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period     Income (Loss)       Investments        Operations
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund (Class IA)
December 31, 2004                                        $8.95           $.11(a)(i)(j)       $1.04             $1.15
December 31, 2003                                         7.08            .05(a)              1.87              1.92
December 31, 2002                                         9.31            .04(a)             (2.24)            (2.20)
December 31, 2001                                        12.36            .03(a)             (3.07)            (3.04)
December 31, 2000                                        15.16            .01(a)             (2.81)            (2.80)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund (Class IB)
December 31, 2004                                        $8.91           $.09(a)(i)(j)       $1.03             $1.12
December 31, 2003                                         7.04            .03(a)              1.87              1.90
December 31, 2002                                         9.26            .03(a)             (2.24)            (2.21)
December 31, 2001                                        12.31            .01(a)             (3.06)            (3.05)
December 31, 2000                                        15.13           (.01)(a)            (2.81)            (2.82)
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------
                                                      Less Distributions:

                                                             From
                                                              Net
                                                       Investment
Period ended                                               Income
-----------------------------------------------------------------------------
Putnam VT Investors Fund (Class IA)
December 31, 2004                                          $(.06)
December 31, 2003                                           (.05)
December 31, 2002                                           (.03)
December 31, 2001                                           (.01)
December 31, 2000                                             --
-----------------------------------------------------------------------------
Putnam VT Investors Fund (Class IB)
December 31, 2004                                           $(.04)
December 31, 2003                                            (.03)
December 31, 2002                                            (.01)
December 31, 2001                                              --
December 31, 2000                                              --
-----------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


                                                                                                 Total
                                                                                            Investment
                                                                                             Return at       Net Assets,
                                                             Total  Net Asset Value,         Net Asset     End of Period
Period ended                                         Distributions     End of Period    Value(%)(b)(c)    (in thousands)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund (Class IA)
December 31, 2004                                            $(.06)           $10.04             12.95          $326,879
December 31, 2003                                             (.05)             8.95             27.39           353,033
December 31, 2002                                             (.03)             7.08            (23.68)          341,675
December 31, 2001                                             (.01)             9.31            (24.61)          597,312
December 31, 2000                                               --             12.36            (18.47)          905,213
------------------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund (Class IB)
December 31, 2004                                            $(.04)            $9.99             12.64          $226,738
December 31, 2003                                             (.03)             8.91             27.14           220,061
December 31, 2002                                             (.01)             7.04            (23.87)          180,341
December 31, 2001                                               --              9.26            (24.78)          261,025
December 31, 2000                                               --             12.31            (18.64)          279,598
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------


                                                                          Ratio of Net
                                                            Ratio of        Investment
                                                            Expenses     Income (Loss)
                                                      to Average Net        to Average         Portfolio
Period ended                                         Assets(%)(b)(d)     Net Assets(%)       Turnover(%)
--------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund (Class IA)
December 31, 2004                                                .76(i)           1.21(i)(j)       84.91
December 31, 2003                                                .75               .71             73.32
December 31, 2002                                                .72               .56            122.88
December 31, 2001                                                .66               .23             98.05
December 31, 2000                                                .65               .08             76.32
--------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund (Class IB)
December 31, 2004                                               1.01(i)            .98(i)(j)       84.91
December 31, 2003                                               1.00               .46             73.32
December 31, 2002                                                .97               .32            122.88
December 31, 2001                                                .88               .02             98.05
December 31, 2000                                                .80              (.06)            76.32
--------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) The charges and expenses at the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset and brokerage service arrangements.

(i) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money
    Market Fund during the period. As a result of such waivers, the expenses of the fund's class IA and IB shares reflect a reduction of less than 0.01% of average net assets.

(j) Net investment income (loss) per share and ratio of net investment income (loss) for the fund's class IA and class IB shares reflect a special dividend which amounted to $0.05 per share based on average number of shares outstanding and 0.54% based on average net assets, respectively.



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For more information
about the funds of
Putnam Variable Trust

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's report and the financial statements included in the Trust's most recent annual report to the fund's shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site at www.putnaminvestments.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--05346                           224604 4/05


Prospectus

April 30, 2005

Putnam Variable Trust
Class IA and IB Shares

Value Fund
Putnam VT Mid Cap Value Fund

This prospectus explains what you should know about Putnam VT Mid Cap Value Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through another prospectus.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


   CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks, Performance Information, and Fees and expenses)

 3  What are the fund's main investment strategies and related risks?

 5  Who manages the fund?

 6  How to buy and sell fund shares

 7  Distribution Plan

 7  How does the fund price its shares?

 8  Policy on excessive short-term trading

 9  Fund distributions and taxes

 9  Financial highlights

[SCALE LOGO OMITTED]


Fund summary

GOAL

The fund seeks capital appreciation and, as a secondary objective, current income.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on value stocks. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. Under normal circumstances, we invest at least 80% of the fund's net assets in midsized companies of a size similar to those in the Russell Midcap Value Index.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

2004           15.75%

Year-to-date performance through 3/31/2005 was 0.56%. During the periods shown in the bar chart, the highest return for a quarter was 12.10% (quarter ending 12/31/04) and the lowest return for a quarter was -0.61% (quarter ending 9/30/04).

------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/04)
------------------------------------------------------------------------------
                                                            Since
                                                 Past       inception
                                                 1 year     (5/1/03)
------------------------------------------------------------------------------
Class IA                                         15.75%     27.20%
Class IB                                         15.44%     26.89%
Russell Midcap Value Index
(no deduction for fees or expenses)              23.71%     35.26%
------------------------------------------------------------------------------

For portions of the period shown, the fund's performance benefited from Putnam Management's agreement to limit the fund's expenses. The fund's performance is compared to the Russell Midcap Value Index, an unmanaged index of medium and medium/small companies in the Russell 1000 Index chosen for their value orientation.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund's last fiscal year.

------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                            Total
                         Distri-            Annual
               Manage-   bution             Fund       Expense
               ment      (12b-1)  Other     Operating  Reimburse-  Net
               Fees      Fees     Expenses  Expenses   ment        Expenses
------------------------------------------------------------------------------
Class IA       0.70%     N/A      0.34%     1.04%      -0.07%      0.97%
Class IB       0.70%     0.25%    0.34%     1.29%      -0.07%      1.22%
------------------------------------------------------------------------------

* Net expenses information in the fund's fee table reflects Putnam Management's agreement, effective January 28, 2004, to waive fees and reimburse expenses of the fund through December 31, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the funds underlying variable insurance products viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses in its Lipper peer group, as reported by Lipper, for each calendar quarter during the fund's last fiscal year, excluding (for class IB shares) distribution (12b-1) fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------------
                         1 year       3 years       5 years     10 years
------------------------------------------------------------------------------
Class IA                  $99          $324          $566        $1,263
Class IB                 $125          $402          $700        $1,553
------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to the Putnam Mid Cap Value Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in value stocks. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies. The fund invests mostly in companies of a size similar to those in the Russell Midcap Value Index. As of March 31, 2005 the index was composed of companies having a market capitalization of between approximately $0.6 billion and $36.9 billion.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $145,238 in brokerage commissions during the last fiscal year, representing 0.41% of the fund's average net assets. Of this amount, $69,595, representing 0.20% of the fund's average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's Net Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Net Expenses ratio for class IA shares results in a "combined cost ratio" of 1.38% of the fund's average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund's fiscal year portfolio turnover rate was as follows:

-------------------------------------------------------------------------------
                               2004       2003       2002       2001       2000
-------------------------------------------------------------------------------
Portfolio Turnover           145.30%    117.37%*       --         --         --
-------------------------------------------------------------------------------

*Not annualized.

The fund may buy and sell investments relatively often. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Portfolio holdings. The SAI includes a description of the fund's policies with respect to the disclosure of its portfolio holdings. For information on the fund's portfolio, you may visit the Putnam
  Investments Web site, www.putnaminvestments.com/individual, where the fund's top 10 holdings and related portfolio information may be viewed monthly beginning 10 business days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the Web site until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Manage ment a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.63% of average net assets for the fund's last fiscal year after giving effect to applicable waivers. Putnam Management's address is One Post Office Square, Boston, MA 02109.

* Investment management team. Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Small- and Mid-Cap Value Team manage the fund's investments. The names of all team members can be found at www.putnaminvestments.com.

The team members identified as the fund's Portfolio Leaders and Portfolio Member coordinate the team's efforts related to the fund and are primarily responsible for the day-to-day management of the fund's portfolio. In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

----------------------------------------------------------------------
                       Joined                    Positions Over
Portfolio Leaders      Fund      Employer        Past Five Years
----------------------------------------------------------------------
James A. Polk          2004      Putnam          Portfolio Manager
                                 Management      Previously, Senior
                                 1995 - Present  Analyst
----------------------------------------------------------------------
Edward T. Shadek, Jr.  2003      Putnam          Deputy Head of
                                 Management      Investments; Chief
                                 1997 - Present  Investment Officer,
                                                 Small Cap Equities
                                                 and Small and Mid
                                                 Cap Value Teams
----------------------------------------------------------------------
                       Joined                    Positions Over
Portfolio Member       Fund      Employer        Past Five Years
----------------------------------------------------------------------
J. Frederick Copper    2003      Putnam          Portfolio Manager
                                 Management      Previously,
                                 2001 - Present  Quantitative Analyst

                                 Wellington      Quantitative Analyst
                                 Management
                                 Prior to Feb.
                                 2001
----------------------------------------------------------------------

* Other funds managed by the Portfolio Leaders and Portfolio Member.
  As of March 31, 2005, James A. Polk did not serve as Portfolio Leader or Portfolio Member of any other Putnam funds. Edward T. Shadek, Jr. was also a Portfolio Leader of Putnam VT Small Cap Value Fund. J. Frederick Copper was also a Portfolio Member of Putnam VT International Growth and Income Fund. James A. Polk, Edward T. Shadek, Jr. and J. Frederick Copper may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund's Portfolio Leaders and Portfolio Member. During the fiscal year ended December 31, 2004, Edward T. Shadek Jr. became a Portfolio Leader of the fund, Portfolio Leader James A. Polk joined the fund's management team and Portfolio Leader Thomas J. Hoey left the fund's management team.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) -- Mid-Cap Value Funds. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leaders or Portfolio Member, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under "Distribution Plan" with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered ("Record Owners") and to dealers that sell variable insurance products ("dealers") in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading "Fees and Expenses" at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. These payments by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average net assets of the funds attributable to that Record Owner or dealer on an annual basis. Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find further details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.


How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. As noted above, the value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

Policy on excessive short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund's performance and harm all fund shareholders by interfering with portfolio management, increasing the fund's expenses and diluting the fund's net asset value. Depending on the size and frequency of short-term trades in a fund's shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund's brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value -- such as securities of smaller companies and lower-rated bonds -- it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund's investments. In addition, the market for such securities may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund's shares, which will reduce the fund's performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account's policies on excessive short-term trading, if any. As noted below, each insurance company's policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund's shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management's ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund's ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



PUTNAM VARIABLE TRUST

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------
                                                                    Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net       Gain (Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period     Income (Loss)       Investments        Operations
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Mid Cap Value Fund (Class IA)
December 31, 2004                                       $12.79           $.09(a)(i)          $1.92             $2.01
December 31, 2003****                                    10.00            .07(a)(i)           2.83              2.90
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Mid Cap Value Fund (Class IB)
December 31, 2004                                       $12.78           $.05(a)(i)          $1.92             $1.97
December 31, 2003****                                    10.00            .05(a)(i)           2.83              2.88
-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                      Less Distributions:
                                                                               From
                                                             From               Net
                                                              Net          Realized              From
                                                       Investment           Gain on            Return
Period ended                                               Income       Investments        of Capital
------------------------------------------------------------------------------------------------------
Putnam VT Mid Cap Value Fund (Class IA)
December 31, 2004                                            $--             $(.07)               $--
December 31, 2003****                                       (.04)             (.07)                --
------------------------------------------------------------------------------------------------------
Putnam VT Mid Cap Value Fund (Class IB)
December 31, 2004                                            $--             $(.07)               $--
December 31, 2003****                                       (.03)             (.07)                --
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


                                                                                                 Total
                                                                                            Investment
                                                                                             Return at       Net Assets,
                                                             Total  Net Asset Value,         Net Asset     End of Period
Period ended                                         Distributions     End of Period    Value(%)(b)(c)    (in thousands)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Mid Cap Value Fund (Class IA)
December 31, 2004                                            $(.07)           $14.73             15.75           $35,819
December 31, 2003****                                         (.11)            12.79             29.01*           16,499
------------------------------------------------------------------------------------------------------------------------
Putnam VT Mid Cap Value Fund (Class IB)
December 31, 2004                                            $(.07)           $14.68             15.44           $14,507
December 31, 2003****                                         (.10)            12.78             28.83*            6,703
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------


                                                                          Ratio of Net
                                                            Ratio of        Investment
                                                            Expenses     Income (Loss)
                                                      to Average Net        to Average         Portfolio
Period ended                                         Assets(%)(b)(d)     Net Assets(%)       Turnover(%)
--------------------------------------------------------------------------------------------------------
Putnam VT Mid Cap Value Fund (Class IA)
December 31, 2004                                                .97(i)            .65(i)         145.30
December 31, 2003****                                            .74(i)*           .60(i)*        117.37*
--------------------------------------------------------------------------------------------------------
Putnam VT Mid Cap Value Fund (Class IB)
December 31, 2004                                               1.22(i)            .40(i)         145.30
December 31, 2003****                                            .91(i)*           .45(i)*        117.37*
--------------------------------------------------------------------------------------------------------

   * Not annualized.

**** For the period May 1, 2003 (commencement of operations) to December 31, 2003.

 (a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

 (b) The charges and expenses at the insurance company separate account level are not reflected.

 (c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset arrangements and brokerage service arrangements.

(i) Reflects an involuntary expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund's class IA and IB shares reflect for periods ended
    December 31, 2004 and December 31, 2003 a reduction of 0.07% and 0.54%, respectively, based on net assets.



For more information
about the funds of
Putnam Variable Trust

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's report and the financial statements included in the Trust's most recent annual report to the fund's shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site at www.putnaminvestments.com/individual, or by calling Putnam toll-free at 1-800-225-1581.


You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number.


PUTNAM INVESTMENTS

              One Post Office Square
              Boston, Massachusetts 02109
              1-800-225-1581

              Address correspondence to
              Putnam Investor Services
              P.O. Box 989
              Boston, Massachusetts 02103

              www.putnaminvestments.com

              File No. 811--05346          224606 4/05


Prospectus

April 30, 2005

Putnam Variable Trust
Class IA and IB Shares

Money Market Fund
Putnam VT Money Market Fund

This prospectus explains what you should know about Putnam VT Money Market Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks, Performance Information, and Fees and expenses)

 3  What are the fund's main investment strategies and related risks?

 4  Who manages the fund?

 5  How to buy and sell fund shares

 6  Distribution Plan

 6  How does the fund price its shares?

 7  Policy on excessive short-term trading

 7  Fund distributions and taxes

 7  Financial highlights

[SCALE LOGO OMITTED]

Fund summary

GOAL

The fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity.

MAIN INVESTMENT STRATEGIES -- INCOME

We seek to maintain a stable net asset value of $1.00 per share for the fund.

We invest mainly in instruments that:

* are high quality and

* have a short-term maturity.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the effects of inflation may erode the value of your investment over time.

* The risk that the fund will not maintain a net asset value of $1.00 per share, due to events such as a deterioration in the credit quality of issuers whose securities the fund holds, or an increase in interest rates.

The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the fund.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of two broad measures of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1995           5.46%
1996           5.09%
1997           5.22%
1998           5.19%
1999           4.86%
2000           6.03%
2001           3.99%
2002           1.46%
2003           0.76%
2004           0.91%

Year-to-date performance through 3/31/05 was 0.48%. During the periods shown in the bar chart, the highest return for a quarter was 1.57% (quarter ending 12/31/00) and the lowest return for a quarter was 0.16% (quarter ending 6/30/04).

------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/04)
------------------------------------------------------------------------------
                                         Past       Past       Past
                                         1 year     5 years    10 years
------------------------------------------------------------------------------
Class IA                                 0.91%      2.61%      3.88%
Class IB                                 0.66%      2.37%      3.74%
Merrill Lynch 91-Day Treasury
Bill Index (no deduction for fees
or expenses)                             1.33%      2.95%      4.14%
Lipper Money Market Average
(no deduction for fees or expenses)      0.60%      2.22%      3.63%
------------------------------------------------------------------------------

Performance of class IB shares for the period prior to April 30, 1998 for the fund is based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. For portions of the period shown, the fund's performance benefited from Putnam Management's agreement to limit the fund's expenses. The fund's performance is compared to the Merrill Lynch 91-Day Treasury Bill Index, an unmanaged index that seeks to measure the performance of U.S. Treasury bills currently available in the marketplace, and to the Lipper Money Market Average, an arithmetic average of the total return of all money market mutual funds tracked by Lipper.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund's last fiscal year.

------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                            Total
                         Distri-            Annual
               Manage-   bution             Fund       Expense
               ment      (12b-1)  Other     Operating  Reimburse-  Net
               Fees      Fees     Expenses  Expenses   ment        Expenses*
------------------------------------------------------------------------------
Class IA       0.45%     N/A      0.10%     0.55%      -0.02%      0.53%
Class IB       0.45%     0.25%    0.10%     0.80%      -0.02%      0.78%
------------------------------------------------------------------------------

* Net expenses information in the fund's fee table reflects Putnam Management's agreement, effective January 28, 2004, to waive fees and reimburse expenses of the fund through December 31, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the funds underlying variable insurance products viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses in its Lipper peer group, as reported by Lipper, for each calendar quarter during the fund's last fiscal year, excluding (for class IB shares) distribution (12b-1) fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------------
                          1 year       3 years       5 years       10 years
------------------------------------------------------------------------------
Class IA                  $54          $174          $305          $687
Class IB                  $80          $253          $442          $990
------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam Money Market Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing in money market instruments, such as certificates of deposit, commercial paper, U.S. government debt and repurchase agreements, corporate obligations and bankers' acceptances issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the calendar year. If the Trustees change this minimum deposit requirement, shareholders will be notified. We will consider, among other factors, credit, interest rate, and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Concentration of investments. We may invest without limit in money market investments from the banking, personal credit and business credit industries. However, we may invest over 25% of the fund's total assets in money market investments from the personal credit or business credit industries only when we determine that the yields on those investments exceed the yields that are available from eligible investments of issuers in the banking industry.

The fund's shares may be more vulnerable to decreases in value than those of money market funds that invest in issuers in a greater number of industries. To the extent that the fund invests significantly in a particular industry, it runs an increased risk of loss if economic or other developments affecting that industry cause the prices of related money market investments to fall.

At times, the mutual funds and other accounts that we and our affiliates manage may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or determine the fair value of, these investments.

* Foreign investments. We may invest in money market instruments of foreign issuers that are denominated in U.S. dollars. Foreign investments involve certain special risks, such as unfavorable political and legal developments, limited financial information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than domestic investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks.

* Interest rate risk. The values of money market investments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing money market investments, and rising interest rates generally decrease the value of existing money market investments. Changes in the values of money market investments usually will not affect the amount of income the funds receive from them, but could affect the value of the fund's shares. Interest rate risk is generally lowest for investments with short maturities, and the short-term nature of money market investments is designed to reduce this risk.

The fund's average portfolio maturity will not exceed 90 days and the fund may not hold an investment with more than 397 days remaining to maturity. These short-term investments generally have lower yields than longer-term investments.

* Credit quality. The fund buys only high quality investments. These are:

* rated in one of the two highest categories by at least two nationally recognized rating services,

* rated by one rating service in one of the service's two highest categories (if only one rating service has provided a rating), or

* unrated investments that we determine are of equivalent quality.

The credit quality of an investment may be supported or enhanced by another company or financial institution through the use of a letter of credit or similar arrangements. The main risk in investments backed by a letter of credit is that the provider of the letter of credit will not be able to fulfill its obligations to the issuer.

* Other investments. In addition to the main investment strategies described above, we may make other investments and be subject to other risks as described in the Trust's Statement of Additional Information (SAI).

* Alternative strategies. At times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid no brokerage commissions during the last fiscal year. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's Net Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Net Expenses ratio for class IA shares results in a "combined cost ratio" of 0.53% of the fund's average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Portfolio holdings. The SAI includes a description of the fund's policies with respect to the disclosure of its portfolio holdings. For information on the fund's portfolio, you may visit the Putnam Investments Web site, www.putnaminvestments.com/individual, where the fund's top 10 holdings and related portfolio information may be viewed monthly beginning 10 business days after the end of each month. This information will remain available on the Web site until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Manage ment a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.43% of average net assets for the fund's last fiscal year after giving effect to applicable waivers. Putnam Management's address is One Post Office Square, Boston, MA 02109.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) -- Money Market Funds. The portion of the incentive compensation pool available to each of your investment management teams varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leader or Portfolio Member, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under "Distribution Plan" with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered ("Record Owners") and to dealers that sell variable insurance products ("dealers") in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading "Fees and Expenses" at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. These payments by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average net assets of the funds attributable to that Record Owner or dealer on an annual basis. Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find further details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order, except that purchases will not be effected until the next determination of net asset value after federal funds have been made available to the Trust. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.


How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments at amortized cost, which approximates market value.

Policy on excessive short-term trading

Because the fund is a money market fund that investors may seek to use as a source of short-term liquidity, Putnam Management and the fund's Trustees have not adopted policies to discourage short-term trading in the fund. Because very large cash flows based on short-term trading may, under some market conditions, decrease the fund's performance, however, the Trustees may refuse to sell shares to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund.

Fund distributions and taxes

The fund will declare a dividend of its net investment income daily and distribute such dividend monthly. Each month's distributions will be paid on the first business day of the next month. Since the net investment income of the fund is declared as a dividend each time it is determined, the net asset value per share of the fund remains at $1.00 immediately after each determination and dividend declaration.

Distributions are reinvested without a sales charge, using the net asset value determined on the day following the distribution payment date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



PUTNAM VARIABLE TRUST

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------
                                                                    Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net       Gain (Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period     Income (Loss)       Investments        Operations
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund (Class IA)
December 31, 2004                                        $1.00         $.0091(i)               $--(h)         $.0091
December 31, 2003                                         1.00          .0076                   --(h)          .0076
December 31, 2002                                         1.00          .0145                   --(h)          .0145
December 31, 2001                                         1.00          .0392                   --             .0392
December 31, 2000                                         1.00          .0588                   --             .0588
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund (Class IB)
December 31, 2004                                        $1.00         $.0066(i)               $--(h)         $.0066
December 31, 2003                                         1.00          .0051                   --(h)          .0051
December 31, 2002                                         1.00          .0120                   --(h)          .0120
December 31, 2001                                         1.00          .0370                   --             .0370
December 31, 2000                                         1.00          .0566                   --             .0566
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                   Less Distributions:
                                                                                                               Total
                                                          From                                            Investment
                                                           Net                                             Return at
                                                    Investment            Total    Net Asset Value,        Net Asset
Period ended                                            Income    Distributions       End of Period   Value(%)(b)(c)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund (Class IA)
December 31, 2004                                     $(.0091)         $(.0091)              $1.00               .91
December 31, 2003                                      (.0076)          (.0076)               1.00               .76
December 31, 2002                                      (.0145)          (.0145)               1.00              1.46
December 31, 2001                                      (.0392)          (.0392)               1.00              3.99
December 31, 2000                                      (.0588)          (.0392)               1.00              6.03
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund (Class IB)
December 31, 2004                                     $(.0066)         $(.0066)              $1.00               .66
December 31, 2003                                      (.0051)          (.0051)               1.00               .51
December 31, 2002                                      (.0120)          (.0120)               1.00              1.20
December 31, 2001                                      (.0370)          (.0370)               1.00              3.76
December 31, 2000                                      (.0566)          (.0566)               1.00              5.82
-----------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------


                                                                                      Ratio of Net
                                                                         Ratio of       Investment
                                                   Net Assets,           Expenses    Income (Loss)
                                                 End of Period     to Average Net       to Average
Period ended                                     in thousands)    Assets(%)(b)(d)    Net Assets(%)
-----------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund (Class IA)
December 31, 2004                                     $264,971                .53(i)           .87(i)
December 31, 2003                                      457,943                .49              .77
December 31, 2002                                      794,448                .48             1.45
December 31, 2001                                      893,647                .45             3.75
December 31, 2000                                      637,405                .50             5.87
-----------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund (Class IB)
December 31, 2004                                     $108,012                .78(i)           .66(i)
December 31, 2003                                      121,504                .74              .51
December 31, 2002                                      154,358                .73             1.19
December 31, 2001                                      154,176                .67             3.51
December 31, 2000                                      101,820                .65              5.81
-----------------------------------------------------------------------------------------------------

(b) The charges and expenses at the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset arrangements.

(h) Amount represents less than $0.0001 per share.

(i) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund's class IA and IB shares reflect a reduction of 0.02% of average net assets.



THIS PAGE INTENTIONALLY LEFT BLANK


THIS PAGE INTENTIONALLY LEFT BLANK


For more information
about the funds of Putnam
Variable Trust

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's report and the financial statements included in the Trust's most recent annual report to the fund's shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site at www.putnaminvestments.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--05346       224607 4/05


Prospectus

April 30, 2005

Putnam Variable Trust
Class IA and IB Shares

Growth Fund
Putnam VT New Opportunities Fund

This prospectus explains what you should know about Putnam VT New
Opportunities Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through another prospectus.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks, Performance Information, and Fees and expenses)

 3  What are the fund's main investment strategies and related risks?

 5  Who manages the fund?

 6  How to buy and sell fund shares

 7  Distribution Plan

 7  How does the fund price its shares?

 8  Policy on excessive short-term trading

 9  Fund distributions and taxes

 9  Financial highlights

[SCALE LOGO OMITTED]

Fund summary

GOAL

The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We may invest in companies of any size.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of two broad measures of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1995            44.87%
1996            10.17%
1997            23.29%
1998            24.38%
1999            69.35%
2000           -26.09%
2001           -29.99%
2002           -30.29%
2003            32.79%
2004            10.50%

Year-to-date performance through 3/31/05 was -2.57%. During the periods shown in the bar chart, the highest return for a quarter was 49.47% (quarter ending 12/31/99) and the lowest return for a quarter was -29.40% (quarter ending 9/30/01).

------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/04)
------------------------------------------------------------------------------
                                        Past      Past         Past
                                        1 year    5 years      10 years
------------------------------------------------------------------------------
Class IA                                10.50%    -11.95%      8.17%
Class IB                                10.31%    -12.15%      7.97%
Russell 3000 Growth Index
(no deduction for fees or expenses)      6.93%     -8.87%      9.30%
Russell Midcap Growth Index
(no deduction for fees or expenses)     15.48%     -3.36%     11.23%
------------------------------------------------------------------------------

Performance of class IB shares for the period prior to April 30, 1998 for the fund is based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. The fund's performance is compared to the Russell 3000 Growth Index, an unmanaged index of those companies in the Russell 3000 Index chosen for their growth orientation. The fund's performance was previously compared to the Russell Midcap Growth Index, an unmanaged index of medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation. This index was replaced by the Russell 3000 Growth Index, which is more representative of the types of securities generally held by the fund.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund's last fiscal year.

------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                                            Total
                                                            Annual
                                 Distribution               Fund
                  Management     (12b-1)        Other       Operating
                  Fees           Fees           Expenses    Expenses
------------------------------------------------------------------------------
Class IA          0.60%          N/A            0.09%       0.69%
Class IB          0.60%          0.25%          0.09%       0.94%
------------------------------------------------------------------------------

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------------
                          1 year       3 years       5 years       10 years
------------------------------------------------------------------------------
Class IA                  $70          $221          $384            $859
Class IB                  $96          $300          $520          $1,157
------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to the Putnam New
Opportunities Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in growth stocks. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $6,652,594 in brokerage commissions during the last fiscal year, representing 0.36% of the fund's average net assets. Of this amount, $2,896,916, representing 0.16% of the fund's average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Total Annual Fund Operating Expenses ratio for class IA shares results in a "combined cost ratio" of 1.05% of the fund's average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund's fiscal year portfolio turnover rate was as follows:

-------------------------------------------------------------------------------
                                2004      2003       2002       2001       2000
-------------------------------------------------------------------------------
Portfolio Turnover           115.82%    44.22%     68.82%     72.16%     53.64%
-------------------------------------------------------------------------------

The fund may buy and sell investments relatively often. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Portfolio holdings. The SAI includes a description of the fund's policies with respect to the disclosure of its portfolio holdings. For information on the fund's portfolio, you may visit the Putnam Investments Web site, www.putnaminvestments.com/individual, where the fund's top 10 holdings and related portfolio information may be viewed monthly beginning 10 business days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the Web site until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business.
The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.59% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

* Investment management teams. Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Mid-Cap Growth and Small and Emerging Growth Teams manage the fund's investments. The names of all team members can be found at www.putnaminvestments.com.

The team members identified as the fund's Portfolio Leaders and Portfolio Member coordinate the teams' efforts related to the fund and are primarily responsible for the day-to-day management of the fund's portfolio. In addition to these individuals, the teams also include other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

-------------------------------------------------------------------------------
                      Joined                         Positions Over
Portfolio Leaders       Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
Kevin M. Divney         2004   Putnam                Co-Chief Investment
                               Management            Officer, Mid-Cap
                               1997 - Present        Growth Tea
                                                     Previously, Senior
                                                     Portfolio Manager;
                                                     Portfolio Manager
-------------------------------------------------------------------------------
Paul E. Marrkand        2004   Putnam                Co-Chief Investment
                               Management            Officer, Mid-Cap
                               1987 - Present        Growth Team
                                                     Previously, Senior
                                                     Portfolio Manager;
                                                     Portfolio Manager
-------------------------------------------------------------------------------
                      Joined                         Positions Over
Portfolio Member        Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
Richard B. Weed         2004   Putnam                Senior Portfolio Manager
                               Management
                               2000 - Present

                               State Street          Senior Portfolio Manager
                               Global Advisor
                               Prior to Dec. 2000
-------------------------------------------------------------------------------

* Other funds managed by the Portfolio Leaders and Portfolio Member. As of the March 31, 2005, Kevin M. Divney and Paul E. Marrkand were also a Portfolio Leaders of Putnam VT Vista Fund. Richard B. Weed was also a Portfolio Leader of Putnam VT Discovery Growth Fund, Putnam VT OTC & Emerging Growth Fund and Putnam Small Cap Growth Fund. Kevin M. Divney, Paul
  E. Marrkand and Richard B. Weed may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund's Portfolio Leaders and Portfolio Member. During the fiscal year ended December 31, 2004, Portfolio Leaders Kevin M. Divney and Paul E. Marrkand and Portfolio Member Richard B. Weed joined the fund's management team. Also during the fiscal year ended December 31, 2004, Portfolio Leader Daniel L. Miller and Portfolio Members Brian P. O'Toole and Kenneth J. Doerr left the fund's management team.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) -- Multi-Cap Growth Funds. The portion of the incentive compensation pool available to each of your investment management teams varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leaders or Portfolio Member, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under "Distribution Plan" with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered ("Record Owners") and to dealers that sell variable insurance products ("dealers") in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading "Fees and Expenses" at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. These payments by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average net assets of the funds attributable to that Record Owner or dealer on an annual basis. Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find further details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.


How does the fund price  its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. As noted above, the value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

Policy on excessive short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund's performance and harm all fund shareholders by interfering with portfolio management, increasing the fund's expenses and diluting the fund's net asset value. Depending on the size and frequency of short-term trades in a fund's shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund's brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value -- such as securities of smaller companies and lower-rated bonds -- it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund's investments. In addition, the market for such securities may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund's shares, which will reduce the fund's performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account's policies on excessive short-term trading, if any. As noted below, each insurance company's policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund's shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management's ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund's ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



PUTNAM VARIABLE TRUST

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------
                                                                    Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net       Gain (Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period     Income (Loss)       Investments        Operations
-----------------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund (Class IA)
December 31, 2004                                       $15.43           $.05(a)(i)(j)       $1.57             $1.62
December 31, 2003                                        11.62           (.02)(a)             3.83              3.81
December 31, 2002                                        16.67           (.03)(a)            (5.02)            (5.05)
December 31, 2001                                        29.89           (.04)(a)            (8.76)            (8.80)
December 31, 2000                                        43.54           (.13)(a)           (10.03)           (10.16)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund (Class IB)
December 31, 2004                                       $15.23           $.01(a)(i)(j)       $1.56             $1.57
December 31, 2003                                        11.50           (.05)(a)             3.78              3.73
December 31, 2002                                        16.55           (.06)(a)            (4.99)            (5.05)
December 31, 2001                                        29.77           (.08)(a)            (8.72)            (8.80)
December 31, 2000                                        43.44           (.18)(a)           (10.00)           (10.18)
-----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                                      Less Distributions:
                                                                               From
                                                             From               Net
                                                              Net          Realized              From
                                                       Investment           Gain on            Return
Period ended                                               Income       Investments        of Capital
--------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund (Class IA)
December 31, 2004                                            $--               $--                $--
December 31, 2003                                             --                --                 --
December 31, 2002                                             --                --                 --
December 31, 2001                                             --             (4.42)                --(e)
December 31, 2000                                             --             (3.49)                --
--------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund (Class IB)
December 31, 2004                                            $--               $--                $--
December 31, 2003                                             --                --                 --
December 31, 2002                                             --                --                 --
December 31, 2001                                             --             (4.42)                --(e)
December 31, 2000                                             --             (3.49)                --
--------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


                                                                                                 Total
                                                                                            Investment
                                                                                             Return at       Net Assets,
                                                             Total  Net Asset Value,         Net Asset     End of Period
Period ended                                         Distributions     End of Period    Value(%)(b)(c)    (in thousands)
------------------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund (Class IA)
December 31, 2004                                              $--            $17.05             10.50        $1,621,906
December 31, 2003                                               --             15.43             32.79         1,826,123
December 31, 2002                                               --             11.62            (30.29)        1,664,685
December 31, 2001                                            (4.42)            16.67            (29.99)        3,058,087
December 31, 2000                                            (3.49)            29.89            (26.09)        4,992,696
------------------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund (Class IB)
December 31, 2004                                              $--            $16.80             10.31          $171,305
December 31, 2003                                               --             15.23             32.44           176,316
December 31, 2002                                               --             11.50            (30.51)          125,829
December 31, 2001                                            (4.42)            16.55            (30.14)          200,041
December 31, 2000                                            (3.49)            29.77            (26.20)          231,779
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------


                                                                          Ratio of Net
                                                            Ratio of        Investment
                                                            Expenses     Income (Loss)
                                                      to Average Net        to Average         Portfolio
Period ended                                         Assets(%)(b)(d)     Net Assets(%)       Turnover(%)
--------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund (Class IA)
December 31, 2004                                                .69(i)            .33(i)(j)      115.82
December 31, 2003                                                .67              (.11)            44.22
December 31, 2002                                                .63              (.19)            68.82
December 31, 2001                                                .59              (.21)            72.16
December 31, 2000                                                .57              (.31)            53.64
--------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund (Class IB)
December 31, 2004                                                .94(i)            .09(i)(j)      115.82
December 31, 2003                                                .92              (.36)            44.22
December 31, 2002                                                .88              (.44)            68.82
December 31, 2001                                                .81              (.43)            72.16
December 31, 2000                                                .72              (.45)            53.64
--------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

(b) The charges and expenses at the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset arrangements and brokerage service arrangements.

(e) Amount represents less than $0.01 per share.

(i) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money
    Market Fund during the period. As a result of such waivers, the expenses of the fund's class IA and class IB shares reflect a reduction of less than 0.01% based on average net assets.

(j) Net investment income per share and ratio of net investment income for the fund's class IA and class IB shares reflect a special dividend which amounted to $0.06 per share and 0.37% of the weighted average number of shares outstanding and average net assets, respectively, for the year ended December 31, 2004.



For more information
about the funds of
Putnam Variable Trust

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's report and the financial statements included in the Trust's most recent annual report to the fund's shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site at www.putnaminvestments.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--05346       224608 4/05


Prospectus

Putnam Variable Trust
Class IA and IB Shares

Value Fund
Putnam VT New Value Fund

This prospectus explains what you should know about Putnam VT New Value Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

    Contents


 2 Fund summary (including Goal, Main investment strategies, Main risks, Performance Information, and Fees and expenses)

 3 What are the fund's main investment strategies and related risks?

 5 Who manages the fund?

 6 How to buy and sell fund shares

 7 Distribution Plan

 7 How does the fund price its shares?

 7 Policy on excessive short-term trading

 9 Fund distributions and taxes

 9 Financial highlights

[SCALE LOGO OMITTED]


Fund summary

GOAL

The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on value stocks. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in midsized and large companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risks of investing in fewer issuers than a fund that invests more broadly. The fund's ability to invest in fewer issuers increases the fund's vulnerability to factors affecting a single investment; therefore, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1998             6.26%
1999             0.27%
2000            22.59%
2001             3.53%
2002           -15.44%
2003            32.86%
2004            15.77%

Year-to-date performance through 3/31/05 was -0.94%. During the periods shown in the bar chart, the highest return for a quarter was 21.04% (quarter ending 6/30/03) and the lowest return for a quarter was -19.16% (quarter ending 9/30/02).

------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/04)
------------------------------------------------------------------------------
                                                               Since
                                        Past       Past        inception
                                        1 year     5 years     (1/2/97)
------------------------------------------------------------------------------
Class IA                                15.77%     10.55%      9.52%
Class IB                                15.43%     10.29%      9.32%
Russell 3000 Value Index
(no deduction for fees or expenses)     16.94%      6.10%     10.40%
------------------------------------------------------------------------------

Performance of class IB shares for the period prior to April 30, 1998 for the fund is based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. For portions of the period shown, the fund's performance benefited from Putnam Management's agreement to limit the fund's expenses. The fund's performance is compared to the Russell 3000 Value Index, an unmanaged index of those companies in the Russell 3000 Index chosen for their value orientation.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund's last fiscal year.

----------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                                            Total
                                                            Annual
                                 Distribution               Fund
                  Management     (12b-1)        Other       Operating
                  Fees           Fees           Expenses    Expenses
------------------------------------------------------------------------------
Class IA          0.69%          N/A            0.10%       0.79%
Class IB          0.69%          0.25%          0.10%       1.04%
----------------------------------------------------------------------------

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

----------------------------------------------------------------------------
                          1 year       3 years       5 years       10 years
----------------------------------------------------------------------------
Class IA                  $81          $252          $439          $978
Class IB                 $106          $331          $574        $1,274
----------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam New Value Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in value stocks. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $937,131 in brokerage commissions during the last fiscal year, representing 0.16% of the fund's average net assets. Of this amount, $463,757, representing 0.08% of the fund's average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Total Annual Fund Operating Expenses ratio for class IA shares results in a "combined cost ratio" of 0.95% of the fund's average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund's fiscal year portfolio turnover rate was as follows:

-------------------------------------------------------------------------------
                             2004       2003       2002       2001       2000
-------------------------------------------------------------------------------
Portfolio Turnover           51.50%     59.50%     60.33%     74.80%     83.62%
-------------------------------------------------------------------------------

Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Portfolio holdings. The SAI includes a description of the fund's policies with respect to the disclosure of its portfolio holdings. For information on the fund's portfolio, you may visit the Putnam Investments Web site, www.putnaminvestments.com/individual, where the fund's top 10 holdings and related portfolio information may be viewed monthly beginning 10 business days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the Web site until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.69% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

* Investment management team. Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Large-Cap Value Team manages the fund's investments. The names of all team members can be found at www.putnaminvestments.com.

The team members identified as the fund's Portfolio Leader and Portfolio Member coordinate the team's efforts related to the fund and are primarily responsible for the day-to-day management of the fund's portfolio. In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

-------------------------------------------------------------------------------
                      Joined                         Positions Over
Portfolio Leader        Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
David L. King           1997   Putnam                Senior Portfolio Manager
                               Management
                               1983 - Present
-------------------------------------------------------------------------------
                      Joined                         Positions Over
Portfolio Member        Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
Michael J. Abata        2002   Putnam                Portfolio Manager
                               Management            Previously, Quantitative
                               1997 - Present        Analyst
-------------------------------------------------------------------------------

* Other funds managed by the Portfolio Leader and Portfolio Member. As of March 31, 2005, David L. King was also a Portfolio Leader of Putnam Convertible Income-Growth Trust and Putnam High Income Bond Fund, and was a Portfolio Member of Putnam VT Growth and Income Fund. Michael J. Abata was also a Portfolio Leader on Putnam Classic Equity Fund, and was a Portfolio Member of Putnam VT The George Putnam Fund of Boston. David L. King and Michael J. Abata may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund's Portfolio Leader and Portfolio Member. No changes in the fund's Portfolio Leader or Portfolio Member occurred during the fiscal year ended December 31, 2004. David L. King has served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds)-- Multi-Cap Value Funds. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leader or Portfolio Member, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under "Distribution Plan" with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered ("Record Owners") and to dealers that sell variable insurance products ("dealers") in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading "Fees and Expenses" at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. These payments by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average net assets of the funds attributable to that Record Owner or dealer on an annual basis. Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find further details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open. The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. As noted above, the value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

Policy on excessive short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund's performance and harm all fund shareholders by interfering with portfolio management, increasing the fund's expenses and diluting the fund's net asset value. Depending on the size and frequency of short-term trades in a fund's shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund's brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value-- such as securities of smaller companies and lower-rated bonds-- it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund's investments. In addition, the market for such securities may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund's shares, which will reduce the fund's performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account's policies on excessive short-term trading, if any. As noted below, each insurance company's policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund's shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management's ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund's ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



PUTNAM VARIABLE TRUST

Financial Highlights
CLASS IA
-----------------------------------------------------------------------------------------------------------------------
                                                                    Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net       Gain (Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period     Income (Loss)       Investments        Operations
-----------------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund (Class IA)
December 31, 2004                                       $14.34           $.18(a)(i)          $2.06             $2.24
December 31, 2003                                        10.98            .15(a)              3.39              3.54
December 31, 2002                                        13.47            .16(a)             (2.14)            (1.98)
December 31, 2001                                        13.52            .18(a)               .28               .46
December 31, 2000                                        11.86            .21(a)              2.27              2.48
-----------------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund (Class IB)
December 31, 2004                                       $14.27           $.14(a)(i)          $2.05             $2.19
December 31, 2003                                        10.93            .12(a)              3.37              3.49
December 31, 2002                                        13.42            .14(a)             (2.14)            (2.00)
December 31, 2001                                        13.49            .14(a)               .29               .43
December 31, 2000                                        11.85            .20(a)              2.26              2.46
-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                      Less Distributions:
                                                                               From
                                                             From               Net
                                                              Net          Realized              From
                                                       Investment           Gain on            Return
Period ended                                               Income       Investments        of Capital
------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund (Class IA)
December 31, 2004                                          $(.15)              $--                $--
December 31, 2003                                           (.18)               --                 --
December 31, 2002                                           (.13)             (.38)                --
December 31, 2001                                           (.14)             (.37)                --
December 31, 2000                                           (.18)             (.64)                --
------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund (Class IB)
December 31, 2004                                          $(.13)              $--                $--
December 31, 2003                                           (.15)               --                 --
December 31, 2002                                           (.11)             (.38)                --
December 31, 2001                                           (.13)             (.37)                --
December 31, 2000                                           (.18)             (.64)                --
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


                                                                                                 Total
                                                                                            Investment
                                                                                             Return at       Net Assets,
                                                             Total  Net Asset Value,         Net Asset     End of Period
Period ended                                         Distributions     End of Period    Value(%)(b)(c)    (in thousands)
------------------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund (Class IA)
December 31, 2004                                            $(.15)           $16.43             15.77          $443,680
December 31, 2003                                             (.18)            14.34             32.86           416,273
December 31, 2002                                             (.51)            10.98            (15.44)          366,623
December 31, 2001                                             (.51)            13.47              3.53           455,975
December 31, 2000                                             (.82)            13.52             22.59           302,930
------------------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund (Class IB)
December 31, 2004                                            $(.13)           $16.33             15.43          $197,944
December 31, 2003                                             (.15)            14.27             32.48           149,367
December 31, 2002                                             (.49)            10.93            (15.60)           99,692
December 31, 2001                                             (.50)            13.42              3.32            88,543
December 31, 2000                                             (.82)            13.49             22.37            30,806
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------


                                                                          Ratio of Net
                                                            Ratio of        Investment
                                                            Expenses     Income (Loss)
                                                      to Average Net        to Average         Portfolio
Period ended                                         Assets(%)(b)(d)     Net Assets(%)       Turnover(%)
--------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund (Class IA)
December 31, 2004                                                .79(i)           1.19(i)          51.50
December 31, 2003                                                .79              1.24             59.50
December 31, 2002                                                .78              1.37             60.33
December 31, 2001                                                .79              1.32             74.80
December 31, 2000                                                .79              1.75             83.62
--------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund (Class IB)
December 31, 2004                                               1.04(i)            .95(i)          51.50
December 31, 2003                                               1.04               .99             59.50
December 31, 2002                                               1.03              1.16             60.33
December 31, 2001                                               1.01              1.10             74.80
December 31, 2000                                                .94              1.65             83.62
--------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) The charges and expenses at the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset arrangements and brokerage service arrangements.

(i) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money
    Market Fund during the period. As a result of such waivers, the expenses of the fund's class IA and class IB shares reflect a reduction of less than 0.01% based on average net assets.



For more information
about the funds of
Putnam Variable Trust

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's report and the financial statements included in the Trust's most recent annual report to the fund's shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site at www.putnaminvestments.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number.


PUTNAM INVESTMENTS

                One Post Office Square
                Boston, Massachusetts 02109
                1-800-225-1581

                Address correspondence to
                Putnam Investor Services
                P.O. Box 989
                Boston, Massachusetts 02103

                www.putnaminvestments.com

                File No. 811-05346                          224609 4/05


Prospectus

April 30, 2005

Putnam Variable Trust
Class IA and IB Shares

Growth Fund
Putnam VT OTC & Emerging Growth Fund

This prospectus explains what you should know about Putnam VT OTC& Emerging Growth Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through another prospectus.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks, Performance Information, and Fees and expenses)

 3  What are the fund's main investment strategies and related risks?

 5  Who manages the fund?

 6  How to buy and sell fund shares

 7  Distribution Plan

 7  How does the fund price its shares?

 8  Policy on excessive short-term trading

 9  Fund distributions and taxes

 9  Financial highlights

[SCALE LOGO OMITTED]

Fund summary

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. Under normal circumstances, we invest at least 80% of the fund's net assets in common stocks traded in the over-the-counter ("OTC") market and common stocks of "emerging growth" companies listed on securities exchanges. Emerging growth companies are those we believe have a leading or proprietary position in a growing industry or are gaining market share in an established industry. We invest mainly in small and midsized companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1999            126.52%
2000            -51.03%
2001            -45.57%
2002            -32.06%
2003             35.94%
2004              8.81%

Year-to-date performance through 3/31/05 was -2.65%. During the periods shown in the bar chart, the highest return for a quarter was 76.22% (quarter ending 12/31/99) and the lowest return for a quarter was -43.76% (quarter ending 3/31/01).

------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/04)
------------------------------------------------------------------------------
                                                               Since
                                        Past       Past        inception
                                        1 year     5 years     (1/2/97)
------------------------------------------------------------------------------
Class IA                                 8.81%     -23.16%     -7.09%
Class IB                                 8.53%     -23.32%     -7.25%
Russell 2500 Growth Index
(no deduction for fees or expenses)     14.59%      -2.32%      3.67%
------------------------------------------------------------------------------

For portions of the period shown, the fund's performance benefited from Putnam Management's agreement to limit the fund's expenses. The fund's performance is compared to the Russell 2500 Growth Index, an unmanaged index of the smallest 2,500 companies in the Russell 3000 Index chosen for their growth orientation.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund's last fiscal year.

----------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                                            Total
                                                            Annual
                                 Distribution               Fund
                  Management     (12b-1)        Other       Operating
                  Fees           Fees           Expenses    Expenses
------------------------------------------------------------------------------
Class IA          0.70%          N/A            0.25%       0.95%
Class IB          0.70%          0.25%          0.25%       1.20%
------------------------------------------------------------------------------

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------------
                         1 year        3 years        5 years        10 years
------------------------------------------------------------------------------
Class IA                  $97          $303           $525           $1,166
Class IB                 $122          $381           $660           $1,459
------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to the Putnam OTC& Emerging Growth Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in growth stocks. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Emerging growth companies may have limited product lines, markets or financial resources. Their stocks may trade less frequently and in limited volumes, and are subject to greater volatility.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks, as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $494,673 in brokerage commissions during the last fiscal year, representing 0.47% of the fund's average net assets. Of this amount, $191,627, representing 018% of the fund's average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Total Annual Fund Operating Expenses ratio for class IA shares results in a "combined cost ratio" of 1.42% of the fund's average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund's fiscal year portfolio turnover rate was as follows:

-------------------------------------------------------------------------------
                             2004       2003       2002       2001       2000
-------------------------------------------------------------------------------
Portfolio Turnover        123.52%     71.72%     68.02%    116.66%     88.63%
-------------------------------------------------------------------------------

The fund may buy and sell investments relatively often. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Portfolio holdings. The SAI includes a description of the fund's policies with respect to the disclosure of its portfolio holdings. For information on the fund's portfolio, you may visit the Putnam Investments Web site, www.putnaminvestments.com/individual, where the fund's top 10 holdings and related portfolio information may be viewed monthly beginning 10 business days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the Web site until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.70% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

* Investment management team. Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Small and Emerging Growth Team manage the fund's investments. The names of all team members can be found at www.putnaminvestments.com.

The team members identified as the fund's Portfolio Leader and Portfolio Member coordinate the team's efforts related to the fund and are primarily responsible for the day-to-day management of the fund's portfolio. In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

-------------------------------------------------------------------------------
                    Joined                           Positions Over
Portfolio Leader    Fund      Employer               Past Five Years
-------------------------------------------------------------------------------
Richard B. Weed     2004      Putnam                 Senior Portfolio
                              Management             Manager
                              2000 - Present

                              State Street           Senior Portfolio
                              Global Advisors        Manager
                              Prior to Dec. 2000
-------------------------------------------------------------------------------
                    Joined                           Positions Over
Portfolio Member    Fund      Employer               Past Five Years
-------------------------------------------------------------------------------
Raymond K. Haddad   2004      Putnam                 Portfolio Manager
                              Management             Previously, Analyst
                              2000 - Present

                              Sanford C.             Equity Research
                              Bernstein & Co.        Associate
                              Prior to Sept. 2000
-------------------------------------------------------------------------------

* Other funds managed by the Portfolio Leader and Portfolio Member. As of March 31, 2005, Richard B. Weed was also a Portfolio Leader of Putnam VT Discovery Growth Fund and Putnam Small Cap Growth Fund, and was a Portfolio Member of Putnam VT New Opportunities Fund. Raymond K. Haddad was also a Portfolio Member of Putnam VT Discovery Growth Fund. Richard B. Weed and Raymond K. Haddad may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund's Portfolio Leader and Portfolio Member. During the fiscal year ended December 31, 2004, Portfolio Leader Richard B. Weed and Portfolio Member Raymond K. Haddad joined the fund's management team, and Portfolio Leader Roland C. Gillis and Portfolio Member Daniel L. Miller left the fund's management team.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) -- Mid-Cap Growth Funds. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leader or Portfolio Member, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under "Distribution Plan" with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered ("Record Owners") and to dealers that sell variable insurance products ("dealers") in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading "Fees and Expenses" at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. These payments by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average net assets of the funds attributable to that Record Owner or dealer on an annual basis. Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find further details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.


How does the fund price  its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

From time to time, the fund may buy securities in private transactions exempt from registration under the securities laws. These investments are illiquid and may be difficult to sell and/or price and are subject to heightened risk because their issuers typically have limited product lines, operating histories and financial resources. There typically will not be a trading market for those securities from which the fund may readily ascertain a market value. Where market quotations are not readily available, the fund applies its fair value procedures to determine a price for the securities; in many cases, Putnam Management may be required to determine a fair value based solely on its own analysis of the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. As noted above, the value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

Policy on excessive short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund's performance and harm all fund shareholders by interfering with portfolio management, increasing the fund's expenses and diluting the fund's net asset value. Depending on the size and frequency of short-term trades in a fund's shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund's brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value -- such as securities of smaller companies and lower-rated bonds -- it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund's investments. In addition, the market for such securities may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund's shares, which will reduce the fund's performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account's policies on excessive short-term trading, if any. As noted below, each insurance company's policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund's shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management's ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund's ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.


PUTNAM VARIABLE TRUST

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------
                                                                    Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net       Gain (Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period     Income (Loss)       Investments        Operations
-----------------------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund (Class IA)
December 31, 2004                                        $5.56          $(.03)(a)(i)          $.52              $.49
December 31, 2003                                         4.09           (.03)(a)             1.50              1.47
December 31, 2002                                         6.02           (.03)(a)            (1.90)            (1.93)
December 31, 2001                                        11.06           (.05)(a)            (4.99)            (5.04)
December 31, 2000                                        22.79           (.08)(a)           (11.42)           (11.50)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund (Class IB)
December 31, 2004                                        $5.51          $(.04)(a)(i)          $.51              $.47
December 31, 2003                                         4.06           (.04)(a)             1.49              1.45
December 31, 2002                                         5.99           (.05)(a)            (1.88)            (1.93)
December 31, 2001                                        11.03           (.06)(a)            (4.98)            (5.04)
December 31, 2000                                        22.76           (.10)(a)           (11.40)           (11.50)
-----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                                      Less Distributions:
                                                                               From
                                                             From               Net
                                                              Net          Realized              From
                                                       Investment           Gain on            Return
Period ended                                               Income       Investments        of Capital
--------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund (Class IA)
December 31, 2004                                            $--               $--                $--
December 31, 2003                                             --                --                 --
December 31, 2002                                             --                --                 --
December 31, 2001                                             --                --                 --
December 31, 2000                                             --              (.23)                --(e)
--------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund (Class IB)
December 31, 2004                                            $--               $--                $--
December 31, 2003                                             --                --                 --
December 31, 2002                                             --                --                 --
December 31, 2001                                             --                --                 --
December 31, 2000                                             --              (.23)                --(e)
--------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


                                                                                                 Total
                                                                                            Investment
                                                                                             Return at       Net Assets,
                                                             Total  Net Asset Value,         Net Asset     End of Period
Period ended                                         Distributions     End of Period    Value(%)(b)(c)    (in thousands)
------------------------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund (Class IA)
December 31, 2004                                              $--             $6.05              8.81           $62,566
December 31, 2003                                               --              5.56             35.94            73,227
December 31, 2002                                               --              4.09            (32.06)           61,535
December 31, 2001                                               --              6.02            (45.57)          107,050
December 31, 2000                                             (.23)            11.06            (51.03)          217,797
------------------------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund (Class IB)
December 31, 2004                                              $--             $5.98              8.53           $41,044
December 31, 2003                                               --              5.51             35.71            43,220
December 31, 2002                                               --              4.06            (32.22)           32,536
December 31, 2001                                               --              5.99            (45.69)           55,209
December 31, 2000                                             (.23)            11.03            (51.09)           74,367
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------


                                                                          Ratio of Net
                                                            Ratio of        Investment
                                                            Expenses     Income (Loss)
                                                      to Average Net        to Average         Portfolio
Period ended                                         Assets(%)(b)(d)     Net Assets(%)       Turnover(%)
--------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund (Class IA)
December 31, 2004                                                .95(i)           (.57)(i)        123.52
December 31, 2003                                                .89              (.62)            71.72
December 31, 2002                                                .90              (.72)            68.02
December 31, 2001                                                .85              (.63)           116.66
December 31, 2000                                                .81              (.42)            88.63
--------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund (Class IB)
December 31, 2004                                               1.20(i)           (.81)(i)        123.52
December 31, 2003                                               1.14              (.87)            71.72
December 31, 2002                                               1.15              (.97)            68.02
December 31, 2001                                               1.07              (.86)           116.66
December 31, 2000                                                .96              (.59)            88.63
--------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) The charges and expenses at the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset arrangements and brokerage service arrangements.

(e) Amount represents less than $0.01 per share.

(i) Reflects an involuntary expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund's class IA and IB shares reflect a reduction of 0.01% based on average net assets.



For more information
about the funds of
Putnam Variable Trust

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's report and the financial statements included in the Trust's most recent annual report to the fund's shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site at www.putnaminvestments.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811-05346       224610 4/05


Prospectus

April 30, 2005

Putnam Variable Trust
Class IA and IB Shares

Blend Fund
Putnam VT Research Fund

This prospectus explains what you should know about Putnam VT Research Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks, Performance Information, and Fees and expenses)

 3  What are the fund's main investment strategies and related risks?

 5  Who manages the fund?

 6  How to buy and sell fund shares

 7  Distribution Plan

 8  How does the fund price its shares?

 8  Policy on excessive short-term trading

 9  Fund distributions and taxes

10  Financial highlights

[SCALE LOGO OMITTED]

Fund summary

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- STOCKS

We invest mainly in common stocks of U.S. companies that we think have the greatest potential for capital appreciation with stock prices that reflect a value lower than that which we place on the company, or whose earnings we believe are likely to grow over time. We also look for the presence of other factors we believe will cause the stock price to rise. We invest mainly in large companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1999            27.58%
2000            -1.84%
2001           -18.62%
2002           -22.06%
2003            25.69%
2004             7.79%

Year-to-date performance through 3/31/05 was -1.46%. During the periods shown in the bar chart, the highest return for a quarter was 20.14% (quarter ending 12/31/99) and the lowest return for a quarter was -20.15% (quarter ending 9/30/01).

------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/04)
------------------------------------------------------------------------------
                                                            Since
                                      Past      Past        inception
                                      1 year    5 years     (9/30/98)
------------------------------------------------------------------------------
Class IA                              7.79%     -3.35%      4.11%
Class IB                              7.56%     -3.56%      3.90%
S&P 500 Index (no deduction
for fees or expenses)                10.88%     -2.30%      4.38%
------------------------------------------------------------------------------

For portions of the period shown, the fund's performance benefited from Putnam Management's agreement to limit the fund's expenses. The fund's performance is compared to the S&P 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock performance.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund's last fiscal year.

------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                                            Total
                                                            Annual
                                 Distribution               Fund
                  Management     (12b-1)        Other       Operating
                  Fees           Fees           Expenses    Expenses
------------------------------------------------------------------------------
Class IA          0.65%          N/A            0.15%       0.80%
Class IB          0.65%          0.25%          0.15%       1.05%
------------------------------------------------------------------------------


EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------------
                          1 year       3 years       5 years       10 years
------------------------------------------------------------------------------
Class IA                   $82         $255          $444            $990
Class IB                  $107         $334          $579          $1,286
------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam Research Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in stocks. We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $587,119 in brokerage commissions during the last fiscal year, representing 0.25% of the fund's average net assets. Of this amount, $207,607, representing 0.09% of the fund's average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Total Annual Fund Operating Expenses ratio for class IA shares results in a "combined cost ratio" of 1.05% of the fund's average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund's fiscal year portfolio turnover rate was as follows:

-------------------------------------------------------------------------------
                               2004       2003       2002       2001       2000
-------------------------------------------------------------------------------
Portfolio Turnover          106.08%    116.88%    154.60%    146.42%    161.52%
-------------------------------------------------------------------------------

The fund may buy and sell investments relatively often. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Portfolio holdings. The SAI includes a description of the fund's policies with respect to the disclosure of its portfolio holdings. For information on the fund's portfolio, you may visit the Putnam Investments Web site, www.putnaminvestments.com/individual, where the fund's top 10 holdings and related portfolio information may be viewed monthly beginning 10 business days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the Web site until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.65% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

* Investment management team. Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Global Equity Research Team manage the fund's investments. The names of all team members can be found at www.putnaminvestments.com.

The team members identified as the fund's Portfolio Leaders and Portfolio Members coordinate the team's efforts related to the fund and are primarily responsible for the day-to-day management of the fund's portfolio. In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

-------------------------------------------------------------------------------
                      Joined                         Positions Over
Portfolio Leaders       Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
Joshua H. Brooks        2005   Putnam                Deputy Head of
                               Management            Investments; Chief
                               2003 - Present        Investment Officer, Large
                                                     Cap Equities
                                                     Previously, Chief
                                                     Investment Officer, U.S.
                                                     Core and Core Equities
                                                     Teams; Director, Global
                                                     Equity Research Team

                               Delaware              Chief Investment Officer,
                               Investments           Value Investing
                               Prior to April 2003
-------------------------------------------------------------------------------
Kelly A. Morgan         2005   Putnam                Chief Investment Officer,
                               Management            Large Cap Growth Team
                               1996 - Present        Previously, Director,
                                                     Global Equity Research
                                                     Team; Associate Director,
                                                     Global Equity Research
                                                     Team; Director, Global
                                                     Growth Team
-------------------------------------------------------------------------------
                      Joined                         Positions Over
Portfolio Members       Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
Mark A. Bogar           2005   Putnam                Portfolio Manager
                               Management            Previously, Analyst
                               1998 - Present
-------------------------------------------------------------------------------
John W. Coffey          2005   Putnam                Analyst and Sector Team
                               Management            Leader, Global Equity
                               2004 - Present        Research Team
                                                     Previously, Analyst

                               Citigroup Asset       Equity Analyst
                               Management
                               Prior to April 2004
-------------------------------------------------------------------------------
Charles E. Dane         2005   Putnam                Analyst and Sector Team
                               Management            Leader, Global Equity
                               1995 - Present        Research Team
                                                     Previously, Analyst
-------------------------------------------------------------------------------

* Other funds managed by the Portfolio Leaders and Portfolio Members. As of March 31, 2005, Joshua H. Brooks was also a Portfolio Leader of Putnam VT Capital Appreciation Fund, and was a Portfolio Member of Putnam VT Investors Fund and Putnam VT Global Equity Fund. Kelly A. Morgan was also a Portfolio Leader of Putnam VT Growth Opportunities Fund and Putnam VT Voyager Fund. Mark A. Bogar was also a Portfolio Member of Putnam VT Global Equity Fund. John W. Coffey and Charles E. Dane did not serve as Portfolio Leaders or Portfolio Members of any other Putnam funds. Joshua H. Brooks, Kelly A. Morgan, Mark A. Bogar, John W. Coffey and Charles E. Dane may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) -- Large-Cap Core Funds. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leaders or Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under "Distribution Plan" with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered ("Record Owners") and to dealers that sell variable insurance products ("dealers") in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading "Fees and Expenses" at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. These payments by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average net assets of the funds attributable to that Record Owner or dealer on an annual basis. Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find further details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.


How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. As noted above, the value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

Policy on excessive short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund's performance and harm all fund shareholders by interfering with portfolio management, increasing the fund's expenses and diluting the fund's net asset value. Depending on the size and frequency of short-term trades in a fund's shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund's brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value -- such as securities of smaller companies and lower-rated bonds -- it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund's investments. In addition, the market for such securities may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund's shares, which will reduce the fund's performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account's policies on excessive short-term trading, if any. As noted below, each insurance company's policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund's shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management's ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund's ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.


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

PUTNAM VARIABLE TRUST

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------
                                                                    Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net       Gain (Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period     Income (Loss)       Investments        Operations
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Research Fund (Class IA)
December 31, 2004                                       $10.63           $.11(a)(i)(j)        $.72              $.83
December 31, 2003                                         8.51            .07(a)              2.10              2.17
December 31, 2002                                        10.99            .06(a)             (2.47)            (2.41)
December 31, 2001                                        14.32            .08(a)             (2.73)            (2.65)
December 31, 2000                                        14.69            .07(a)              (.34)             (.27)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Research Fund (Class IB)
December 31, 2004                                       $10.58           $.09(a)(i)(j)        $.71              $.80
December 31, 2003                                         8.47            .05(a)              2.09              2.14
December 31, 2002                                        10.94            .04(a)             (2.46)            (2.42)
December 31, 2001                                        14.28            .05(a)             (2.72)            (2.67)
December 31, 2000                                        14.67            .05(a)              (.34)             (.29)
-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                      Less Distributions:
                                                                               From
                                                             From               Net
                                                              Net          Realized              From
                                                       Investment           Gain on            Return
Period ended                                               Income       Investments        of Capital
------------------------------------------------------------------------------------------------------
Putnam VT Research Fund (Class IA)
December 31, 2004                                           $(.02)              $--                $--
December 31, 2003                                            (.05)               --                 --
December 31, 2002                                            (.07)               --                 --
December 31, 2001                                            (.05)             (.63)                --
December 31, 2000                                              --              (.10)                --
------------------------------------------------------------------------------------------------------
Putnam VT Research Fund (Class IB)
December 31, 2004                                             $--               $--               $--
December 31, 2003                                            (.03)               --                --
December 31, 2002                                            (.05)               --                --
December 31, 2001                                            (.04)             (.63)               --
December 31, 2000                                              --              (.10)               --
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


                                                                                                 Total
                                                                                            Investment
                                                                                             Return at       Net Assets,
                                                             Total  Net Asset Value,         Net Asset     End of Period
Period ended                                         Distributions     End of Period    Value(%)(b)(c)    (in thousands)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Research Fund (Class IA)
December 31, 2004                                            $(.02)           $11.44              7.79          $110,116
December 31, 2003                                             (.05)            10.63             25.69           128,360
December 31, 2002                                             (.07)             8.51            (22.06)          127,084
December 31, 2001                                             (.68)            10.99            (18.62)          197,443
December 31, 2000                                             (.10)            14.32             (1.84)          222,579
------------------------------------------------------------------------------------------------------------------------
Putnam VT Research Fund (Class IB)
December 31, 2004                                              $--            $11.38              7.56          $126,286
December 31, 2003                                             (.03)            10.58             25.32           125,821
December 31, 2002                                             (.05)             8.47            (22.20)          101,445
December 31, 2001                                             (.67)            10.94            (18.83)          119,888
December 31, 2000                                             (.10)            14.28             (1.98)           88,834
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------


                                                                          Ratio of Net
                                                            Ratio of        Investment
                                                            Expenses     Income (Loss)
                                                      to Average Net        to Average         Portfolio
Period ended                                         Assets(%)(b)(d)     Net Assets(%)       Turnover(%)
--------------------------------------------------------------------------------------------------------
Putnam VT Research Fund (Class IA)
December 31, 2004                                                .80(i)           1.05(i)(j)      106.08
December 31, 2003                                                .79               .82            116.88
December 31, 2002                                                .78               .64            154.60
December 31, 2001                                                .74               .67            146.42
December 31, 2000                                                .78               .47            161.52
--------------------------------------------------------------------------------------------------------
Putnam VT Research Fund (Class IB)
December 31, 2004                                               1.05(i)            .82(i)(j)      106.08
December 31, 2003                                               1.04               .56            116.88
December 31, 2002                                               1.03               .41            154.60
December 31, 2001                                                .96               .46            146.42
December 31, 2000                                                .93               .35            161.52
--------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) The charges and expenses at the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset and brokerage service arrangements.

(i) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money
    Market Fund during the period. As a result of such waivers, the expenses of the fund's class IA and IB shares reflect a reduction of less than 0.01% of average net assets.

(j) Net investment income (loss) per share and ratio of net investment income (loss) for the fund's class IA and class IB shares reflect a special dividend which amounted to $0.04 per share based on average number of shares outstanding and 0.34% based on average net assets, respectively.



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For more information
about the funds of
Putnam Variable Trust

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's report and the financial statements included in the Trust's most recent annual report to the fund's shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site at www.putnaminvestments.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number.




PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--05346       224611 4/05


Prospectus

April 30, 2005

Putnam Variable Trust
Class IA and IB Shares

Value Fund
Putnam VT Small Cap Value Fund

This prospectus explains what you should know about Putnam VT Small Cap Value Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through another prospectus.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks, Performance Information, and Fees and expenses)

 3  What are the fund's main investment strategies and related risks?

 5  Who manages the fund?

 6  How to buy and sell fund shares

 7  Distribution Plan

 7  How does the fund price its shares?

 7  Policy on excessive short-term trading

 9  Fund distributions and taxes

 9  Financial highlights

[SCALE LOGO OMITTED]


Fund summary

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on value stocks. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. Under normal circumstances, we invest at least 80% of the fund's net assets in small companies of a size similar to those in the Russell 2000 Value Index.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

2000            24.62%
2001            18.42%
2002           -18.06%
2003            50.06%
2004            26.54%

Year-to-date performance through 3/31/05 was -2.13%. During the periods shown in the bar chart, the highest return for a quarter was 23.92% (quarter ending 6/30/03) and the lowest return for a quarter was -21.64% (quarter ending 9/30/02).

------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/04)
------------------------------------------------------------------------------
                                                               Since
                                         Past       Past       inception
                                         1 year     5 years    (4/30/99)
------------------------------------------------------------------------------
Class IA                                 26.54%     18.09%     16.50%
Class IB                                 26.22%     17.81%     16.24%
Russell 2000 Value Index
(no deduction for fees or expenses)      22.25%     17.23%     15.05%
------------------------------------------------------------------------------

For portions of the period shown, the fund's performance benefited from Putnam Management's agreement to limit the fund's expenses. The fund's performance is compared to the Russell 2000 Value Index, an unmanaged index of those companies in the Russell 2000 Index chosen for their value orientation.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund's last fiscal year.

------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                                            Total
                                                            Annual
                                 Distribution               Fund
                  Management     (12b-1)        Other       Operating
                  Fees           Fees           Expenses    Expenses
------------------------------------------------------------------------------
Class IA          0.77%          N/A            0.10%       0.87%
Class IB          0.77%          0.25%          0.10%       1.12%
------------------------------------------------------------------------------

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------------
                          1 year       3 years       5 years     10 years
------------------------------------------------------------------------------
Class IA                  $89          $279          $485        $1,078
Class IB                 $114          $357          $619        $1,372
------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to the Putnam Small Cap Value Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in value stocks. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Small companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small companies may therefore be more vulnerable to adverse developments than those of larger companies. The fund invests mostly in companies of a size similar to those in the Russell 2000 Value Index. As of March 31, 2005 the index was composed of companies having a market capitalization of between approximately $41 million and $2.8 billion.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $1,142,974 in brokerage commissions during the last fiscal year, representing 0.17% of the fund's average net assets. Of this amount, $308,687, representing 0.04% of the fund's average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Total Annual Fund Operating Expenses ratio for class IA shares results in a "combined cost ratio" of 1.04% of the fund's average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund's fiscal year portfolio turnover rate was as follows:

-------------------------------------------------------------------------------
                                 2004      2003      2002      2001      2000
-------------------------------------------------------------------------------
Portfolio Turnover               39.27%    36.14%    51.54%    36.65%    34.05%
-------------------------------------------------------------------------------

Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Portfolio holdings. The SAI includes a description of the fund's policies with respect to the disclosure of its portfolio holdings. For information on the fund's portfolio, you may visit the Putnam Investments Web site, www.putnaminvestments.com/individual, where the fund's top 10 holdings and related portfolio information may be viewed monthly beginning 10 business days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the Web site until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.77% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

* Investment management team. Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Small- and Mid-Cap Value Team manage the fund's investments. The names of all team members can be found at www.putnaminvestments.com.

The team members identified as the fund's Portfolio Leader and Portfolio Member coordinate the team's efforts related to the fund and are primarily responsible for the day-to-day management of the fund's portfolio. In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

-------------------------------------------------------------------------------
                      Joined                         Positions Over
Portfolio Leader        Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
Edward T. Shadek, Jr.   1999   Putnam                Deputy, Head of
                               Management            Investments; Chief
                               1997 - Present        Investment Officer, Small
                                                     Cap Equities and Small and
                                                     Mid Cap Value Teams
-------------------------------------------------------------------------------
                      Joined                         Positions Over
Portfolio Member        Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
Eric N. Harthun         2002   Putnam                Portfolio Manager
                               Management            Previously, Senior
                               2000 - Present        Analyst
-------------------------------------------------------------------------------

* Other funds managed by the Portfolio Leader and Portfolio Member. As of March 31, 2005, Edward T. Shadek, Jr. was also a Portfolio Leader of Putnam VT Mid Cap Value Fund. Eric N. Harthun did not serve as Portfolio Leader or Portfolio Member of any other Putnam funds. Edward T. Shadek, Jr. and Eric N. Harthun may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund's Portfolio Leader and Portfolio Member. No changes in the fund's Portfolio Leader or Portfolio Member occurred during the fiscal year ended December 31, 2004. Edward T. Shadek, Jr. has served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) -- Small-Cap Value Funds. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leader or Portfolio Member, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under "Distribution Plan" with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered ("Record Owners") and to dealers that sell variable insurance products ("dealers") in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading "Fees and Expenses" at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. These payments by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average net assets of the funds attributable to that Record Owner or dealer on an annual basis. Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find further details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. As noted above, the value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

Policy on excessive short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund's performance and harm all fund shareholders by interfering with portfolio management, increasing the fund's expenses and diluting the fund's net asset value. Depending on the size and frequency of short-term trades in a fund's shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund's brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value -- such as securities of smaller companies and lower-rated bonds -- it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund's investments. In addition, the market for such securities may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund's shares, which will reduce the fund's performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account's policies on excessive short-term trading, if any. As noted below, each insurance company's policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund's shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management's ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund's ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



PUTNAM VARIABLE TRUST

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------
                                                                    Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net       Gain (Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period     Income (Loss)       Investments        Operations
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund (Class IA)
December 31, 2004                                       $18.23           $.09(a)(i)          $4.73             $4.82
December 31, 2003                                        12.23            .11(a)              5.97              6.08
December 31, 2002                                        15.09            .08(a)             (2.76)            (2.68)
December 31, 2001                                        12.81            .08(a)              2.27              2.35
December 31, 2000                                        10.31            .07(a)              2.47              2.54
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund (Class IB)
December 31, 2004                                       $18.12           $.05(a)(i)          $4.69             $4.74
December 31, 2003                                        12.16            .08(a)              5.93              6.01
December 31, 2002                                        15.03            .05(a)             (2.75)            (2.70)
December 31, 2001                                        12.79            .04(a)              2.27              2.31
December 31, 2000                                        10.30            .05(a)              2.47              2.52
-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                      Less Distributions:
                                                                               From
                                                             From               Net
                                                              Net          Realized              From
                                                       Investment           Gain on            Return
Period ended                                               Income       Investments        of Capital
------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund (Class IA)
December 31, 2004                                          $(.10)              $--                $--
December 31, 2003                                           (.08)               --                 --
December 31, 2002                                           (.04)             (.14)                --
December 31, 2001                                             --(e)           (.07)                --
December 31, 2000                                           (.04)               --                 --
------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund (Class IB)
December 31, 2004                                          $(.07)              $--                $--
December 31, 2003                                           (.05)               --                 --
December 31, 2002                                           (.03)             (.14)                --
December 31, 2001                                             --(e)           (.07)                --
December 31, 2000                                           (.03)               --                 --
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


                                                                                                 Total
                                                                                            Investment
                                                                                             Return at       Net Assets,
                                                             Total  Net Asset Value,         Net Asset     End of Period
Period ended                                         Distributions     End of Period    Value(%)(b)(c)    (in thousands)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund (Class IA)
December 31, 2004                                            $(.10)           $22.95             26.54          $348,938
December 31, 2003                                             (.08)            18.23             50.06           290,933
December 31, 2002                                             (.18)            12.23            (18.06)          215,964
December 31, 2001                                             (.07)            15.09             18.42           231,329
December 31, 2000                                             (.04)            12.81             24.62            59,483
------------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund (Class IB)
December 31, 2004                                            $(.07)           $22.79             26.22          $475,639
December 31, 2003                                             (.05)            18.12             49.65           332,094
December 31, 2002                                             (.17)            12.16            (18.27)          191,497
December 31, 2001                                             (.07)            15.03             18.13           130,991
December 31, 2000                                             (.03)            12.79             24.44            30,586
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------


                                                                          Ratio of Net
                                                            Ratio of        Investment
                                                            Expenses     Income (Loss)
                                                      to Average Net        to Average         Portfolio
Period ended                                         Assets(%)(b)(d)     Net Assets(%)       Turnover(%)
--------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund (Class IA)
December 31, 2004                                                .87(i)            .48(i)          39.27
December 31, 2003                                                .91               .77             36.14
December 31, 2002                                                .92               .57             51.54
December 31, 2001                                                .94               .56             36.65
December 31, 2000                                               1.10               .59             34.05
--------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund (Class IB)
December 31, 2004                                               1.12(i)            .23(i)          39.27
December 31, 2003                                               1.16               .53             36.14
December 31, 2002                                               1.17               .36             51.54
December 31, 2001                                               1.16               .33             36.65
December 31, 2000                                               1.25               .44             34.05
--------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

(b) The charges and expenses of the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset and brokerage service arrangements.

(e) Amount represents less than $0.01 per share.

(i) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money
    Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended December 31, 2004, reflect a reduction of less than 0.01% of average net assets.



For more information
about the funds of
Putnam Variable Trust

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's report and the financial statements included in the Trust's most recent annual report to the fund's shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site at www.putnaminvestments.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811-05346                           224612 4/05


Prospectus

April 30, 2005

Putnam Variable Trust
Class IB Shares

Value Fund
Putnam VT Small Cap Value Fund

This prospectus explains what you should know about Putnam VT Small Cap Value Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through another prospectus.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    Contents

 2 Fund summary (including Goal, Main investment strategies, Main risks, Performance Information, and Fees and expenses)

 3  What are the fund's main investment strategies and related risks?

 5  Who manages the fund?

 6  How to buy and sell fund shares

 7  Distribution Plan

 7  How does the fund price its shares?

 7  Policy on excessive short-term trading

 9  Fund distributions and taxes

 9  Financial highlights

[SCALE LOGO OMITTED]


Fund summary

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on value stocks. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. Under normal circumstances, we invest at least 80% of the fund's net assets in small companies of a size similar to those in the Russell 2000 Value Index.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of the fund's class IB shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

2000            24.44%
2001            18.13%
2002           -18.27%
2003            49.65%
2004            26.22%

Year-to-date performance through 3/31/2005 was -2.17%. During the periods shown in the bar chart, the highest return for a quarter was 23.93% (quarter ending 6/30/03) and the lowest return for a quarter was -21.62% (quarter ending 9/30/02).

------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/04)
------------------------------------------------------------------------------
                                                               Since
                                         Past       Past       inception
                                         1 year     5 years    (4/30/99)
------------------------------------------------------------------------------
Class IB                                 26.22%     17.81%     16.24%
Russell 2000 Value Index
(no deduction for fees or expenses)      22.25%     17.23%     15.05%
------------------------------------------------------------------------------

For portions of the period shown, the fund's performance benefited from Putnam Management's agreement to limit the fund's expenses. The fund's performance is compared to the Russell 2000 Value Index, an unmanaged index of those companies in the Russell 2000 Index chosen for their value orientation.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in class IB shares of the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund's last fiscal year.

------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                                            Total
                                                            Annual
                                 Distribution               Fund
                  Management     (12b-1)        Other       Operating
                  Fees           Fees           Expenses    Expenses
------------------------------------------------------------------------------
Class IB          0.77%          0.25%          0.10%       1.12%
------------------------------------------------------------------------------

EXAMPLE

The example translates the expenses shown for class IB shares in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------------
                         1 year        3 years       5 years     10 years
------------------------------------------------------------------------------
Class IB                 $114          $357          $619        $1,372
------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to the Putnam Small Cap Value Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in value stocks. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Small companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small companies may therefore be more vulnerable to adverse developments than those of larger companies. The fund invests mostly in companies of a size similar to those in the Russell 2000 Value Index. As of March 31, 2005 the index was composed of companies having a market capitalization of between approximately $41 million and $2.8 billion.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $1,142,974 in brokerage commissions during the last fiscal year, representing 0.17% of the fund's average net assets. Of this amount, $308,687, representing 0.04% of the fund's average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Total Annual Fund Operating Expenses ratio for class IB shares results in a "combined cost ratio" of 1.29% of the fund's average net assets for class IB shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund's fiscal year portfolio turnover rate was as follows:

------------------------------------------------------------------------------
                                  2004      2003      2002      2001      2000
------------------------------------------------------------------------------
Portfolio Turnover              39.27%    36.14%    51.54%    36.65%    34.05%
------------------------------------------------------------------------------

Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Portfolio holdings. The SAI includes a description of the fund's policies with respect to the disclosure of its portfolio holdings. For information on the fund's portfolio, you may visit the Putnam Investments Web site, www.putnaminvestments.com/individual, where the fund's top 10 holdings and related portfolio information may be viewed monthly beginning 10 business days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the Web site until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.77% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

* Investment management team. Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Small- and Mid-Cap Value Team manage the fund's investments. The names of all team members can be found at www.putnaminvestments.com.

The team members identified as the fund's Portfolio Leader and Portfolio Member coordinate the team's efforts related to the fund and are primarily responsible for the day-to-day management of the fund's portfolio. In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

-------------------------------------------------------------------------------
                      Joined                         Positions Over
Portfolio Leader        Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
Edward T. Shadek, Jr.   1999   Putnam                Deputy, Head of
                               Management            Investments; Chief
                               1997 - Present        Investment Officer, Small
                                                     Cap Equities and Small and
                                                     Mid Cap Value Teams
-------------------------------------------------------------------------------
                      Joined                         Positions Over
Portfolio Member        Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
Eric N. Harthun         2002   Putnam                Portfolio Manager
                               Management            Previously, Senior
                               2000 - Present        Analyst
-------------------------------------------------------------------------------

* Other funds managed by the Portfolio Leader and Portfolio Member. As of March 31, 2005, Edward T. Shadek, Jr. was also a Portfolio Leader of Putnam VT Mid Cap Value Fund. Eric N. Harthun did not serve as Portfolio Leader or Portfolio Member of any other Putnam funds. Edward T. Shadek, Jr. and Eric
  N. Harthun may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund's Portfolio Leader and Portfolio Member. No changes in the fund's Portfolio Leader or Portfolio Member occurred during the fiscal year ended December 31, 2004. Edward T. Shadek, Jr. has served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds)-Small-Cap Value Funds. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leader or Portfolio Member, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under "Distribution Plan" with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered ("Record Owners") and to dealers that sell variable insurance products ("dealers") in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading "Fees and Expenses" at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. These payments by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average net assets of the funds attributable to that Record Owner or dealer on an annual basis. Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find further details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. As noted above, the value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

Policy on excessive short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund's performance and harm all fund shareholders by interfering with portfolio management, increasing the fund's expenses and diluting the fund's net asset value. Depending on the size and frequency of short-term trades in a fund's shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund's brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value-- such as securities of smaller companies and lower-rated bonds-- it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund's investments. In addition, the market for such securities may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund's shares, which will reduce the fund's performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account's policies on excessive short-term trading, if any. As noted below, each insurance company's policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund's shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management's ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund's ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



PUTNAM VARIABLE TRUST

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------
                                                                    Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net       Gain (Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period     Income (Loss)       Investments        Operations
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund (Class IB)
December 31, 2004                                       $18.12           $.05(a)(i)          $4.69             $4.74
December 31, 2003                                        12.16            .08(a)              5.93              6.01
December 31, 2002                                        15.03            .05(a)             (2.75)            (2.70)
December 31, 2001                                        12.79            .04(a)              2.27              2.31
December 31, 2000                                        10.30            .05(a)              2.47              2.52
-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                      Less Distributions:
                                                                               From
                                                             From               Net
                                                              Net          Realized              From
                                                       Investment           Gain on            Return
Period ended                                               Income       Investments        of Capital
------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund (Class IB)
December 31, 2004                                           $(.07)              $--               $--
December 31, 2003                                            (.05)               --                --
December 31, 2002                                            (.03)             (.14)               --
December 31, 2001                                              --(e)           (.07)               --
December 31, 2000                                            (.03)               --                --
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


                                                                                                 Total
                                                                                            Investment
                                                                                             Return at       Net Assets,
                                                             Total  Net Asset Value,         Net Asset     End of Period
Period ended                                         Distributions     End of Period    Value(%)(b)(c)    (in thousands)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund (Class IB)
December 31, 2004                                            $(.07)           $22.79             26.22          $475,639
December 31, 2003                                             (.05)            18.12             49.65           332,094
December 31, 2002                                             (.17)            12.16            (18.27)          191,497
December 31, 2001                                             (.07)            15.03             18.13           130,991
December 31, 2000                                             (.03)            12.79             24.44            30,586
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------


                                                                          Ratio of Net
                                                            Ratio of        Investment
                                                            Expenses     Income (Loss)
                                                      to Average Net        to Average         Portfolio
Period ended                                         Assets(%)(b)(d)     Net Assets(%)       Turnover(%)
--------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund (Class IB)
December 31, 2004                                               1.12(i)            .23(i)          39.27
December 31, 2003                                               1.16               .53             36.14
December 31, 2002                                               1.17               .36             51.54
December 31, 2001                                               1.16               .33             36.65
December 31, 2000                                               1.25               .44             34.05
--------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

(b) The charges and expenses of the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset and brokerage service arrangements.

(e) Amount represents less than $0.01 per share.

(i) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money
    Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended December 31, 2004, reflect a reduction of less than 0.01% of average net assets.



For more information
about the funds of
Putnam Variable Trust

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's report and the financial statements included in the Trust's most recent annual report to the fund's shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site at www.putnaminvestments.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number.


PUTNAM INVESTMENTS

     One Post Office Square
     Boston, Massachusetts 02109
     1-800-225-1581

     Address correspondence to
     Putnam Investor Services
     P.O. Box 989
     Boston, Massachusetts 02103

     www.putnaminvestments.com

     File No. 811--05346                                   224800 4/05


Prospectus

April 30, 2005

Putnam Variable Trust
Class IA and IB Shares

Blend Fund
Putnam VT Utilities Growth and Income Fund

This prospectus explains what you should know about Putnam VT Utilities Growth and Income Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks, Performance Information, and Fees and expenses)

 3  What are the fund's main investment strategies and related risks?

 6  Who manages the fund?

 7  How to buy and sell fund shares

 8  Distribution Plan

 9  How does the fund price its shares?

 9  Policy on excessive short-term trading

10  Fund distributions and taxes

11  Financial highlights

[SCALE LOGO OMITTED]


Fund summary

GOAL

The fund seeks capital growth and current income.

MAIN INVESTMENT STRATEGIES -- STOCKS

We invest mainly in a combination of stocks and bonds of companies in the utilities industries that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on a company. We may also consider other factors we believe will cause the stock price to rise. Under normal circumstances, we invest at least 80% of the fund's net assets in equity and debt investments of companies in the utilities industries. These are companies that, in our view, derive at least 50% of their assets, revenues or profits from producing or distributing electric, gas or other types of energy, supplying water, or providing telecommunications services such as telephone, microwave or other media (but not public broadcasting). We buy bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). We invest mainly in large companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

* The risk of investing in a single group of industries. Investments in the utilities industries, even though representing interests in different companies within these industries, may be affected by common economic forces and other factors. This increases the fund's vulnerability to factors affecting a single group of industries. This risk is significantly greater than for a fund that invests in a broader range of industries, and may result in greater fund losses and volatility.

* The risk that the prices of the fixed-income investments we buy will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that the issuers of the fund's fixed-income investments will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

* The risks of investing in fewer issuers than a fund that invests more broadly. The fund is "non-diversified," which means that it may invest more of its assets in the securities of fewer companies than a "diversified" fund. The fund's ability to invest in fewer issuers increases the fund's vulnerability to factors affecting a single investment; therefore, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

2001           6.82%
2002           8.98%
2003           1.89%
2004           2.85%

Year-to-date performance through 3/31/05 was 0.37%. During the periods shown in the bar chart, the highest return for a quarter was 18.66% (quarter ending 6/30/03) and the lowest return for a quarter was -18.36% (quarter ending 9/30/02).

------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/04)
------------------------------------------------------------------------------
                                      Past        Past       Past
                                      1 year      5 years    10 years
------------------------------------------------------------------------------
Class IA                              21.87%      1.23%      8.88%
Class IB                              21.60%      1.01%      8.70%
S&P Utility Index (no deduction
for fees or expenses)                 24.28%      3.73%      8.16%
------------------------------------------------------------------------------

Performance of class IB shares for the period prior to April 30, 1998 for the fund is based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. The fund's performance is compared to the S&P Utility Index, an unmanaged index of 40 utility stocks.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund's last fiscal year.

------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                                            Total
                                                            Annual
                                 Distribution               Fund
                  Management     (12b-1)        Other       Operating
                  Fees           Fees           Expenses    Expenses
------------------------------------------------------------------------------
Class IA          0.70%          N/A            0.15%       0.85%
Class IB          0.70%          0.25%          0.15%       1.10%
------------------------------------------------------------------------------

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------------
                          1 year       3 years       5 years     10 years
------------------------------------------------------------------------------
Class IA                  $87          $271          $471        $1,049
Class IB                 $112          $350          $606        $1,344
------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam Utilities Growth and Income Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in bonds and value stocks of companies in the utilities industries. We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Industry focus. We invest mainly in companies that produce or distribute a product or service to both residential and industrial consumers, such as electricity, gas or other types of energy, supply water or provide telecommunications services (except public broadcasting). Events that affect these public utilities industries will have a greater effect on the fund than they would on a fund that is more widely diversified among a number of unrelated industries. Examples include increases in fuel and other operating costs, and technological advances that make existing plants, equipment or products obsolete. In addition, changes in regulatory policies concerning the environment, energy conservation, nuclear power and utility pricing, as well as deregulation of certain utility services, may be more likely to adversely affect the fund.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We invest mostly in investment-grade debt investments. These are rated at least BBB or its equivalent at the time of purchase by a nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. We may invest up to 20% of the fund's total assets in below investment-grade investments. However, we will not invest in securities that are rated lower than B or its equivalent by each rating agency rating the investment, or are unrated securities we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment. Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and asset-backed securities, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $508,475 in brokerage commissions during the last fiscal year, representing 0.13% of the fund's average net assets. Of this amount, $146,042, representing 0.04% of the fund's average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Total Annual Fund Operating Expenses ratio for class IA shares results in a "combined cost ratio" of 0.98% of the fund's average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund's fiscal year portfolio turnover rate was as follows:

-------------------------------------------------------------------------------
                             2004       2003       2002       2001       2000
-------------------------------------------------------------------------------
Portfolio Turnover           31.79%     38.45%     42.68%     93.13%     28.88%
-------------------------------------------------------------------------------

Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Portfolio holdings. The SAI includes a description of the fund's policies with respect to the disclosure of its portfolio holdings. For information on the fund's portfolio, you may visit the Putnam Investments Web site, www.putnaminvestments.com/individual, where the fund's top 10 holdings and related portfolio information may be viewed monthly beginning 10 business days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the Web site until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.70% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management has retained its affiliate, Putnam Investments Limited ("PIL"), to manage a separate portion of the assets of the fund. Subject to the supervision of Putnam Management, PIL is responsible for making investment decisions for the portion of the assets of the fund that it manages.

PIL provides a full range of international investment advisory services to institutional and retail clients.

Putnam Management (and not the fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% of the average aggregate net asset value of the portion of the assets of the fund managed by PIL. PIL's address is Cassini House, 57-59 St. James's Street, London, England, SW1A 1LD.

* Investment management teams. Putnam Management's and PIL's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Global Equity Research and Core Fixed-Income Teams manage the fund's investments. The names of all team members can be found at www.putnaminvestments.com.

The team members identified as the fund's Portfolio Leader and Portfolio Member coordinate the teams' efforts related to the fund and are primarily responsible for the day-to-day management of the fund's portfolio. In addition to these individuals, the teams also include other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

-------------------------------------------------------------------------------
                      Joined                         Positions Over
Portfolio Leader        Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
Michael R. Yogg         2000   Putnam                Analyst and Sector Team
                               Management            Leader, Global Equity
                               1997 - Present        Research Team
                                                     Previously, Associate
                                                     Director, Global Equity
                                                     Research Team; Analyst
-------------------------------------------------------------------------------
                      Joined                         Positions Over
Portfolio Member        Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
Kevin F. Murphy         2003   Putnam                Team Leader, High Grade
                               Management            Credit and Core Fixed-
                               1999 - Present        Income Teams
                                                     Previously, Investment
                                                     Strategist
-------------------------------------------------------------------------------

* Other funds managed by the Portfolio Leader and Portfolio Member. As of March 31, 2005, Michael R. Yogg did not serve as Portfolio Leader or Portfolio Member of any other Putnam funds. Kevin F. Murphy was also a Portfolio Member of Putnam VT Income Fund. Michael R. Yogg and Kevin F. Murphy may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) -- Utility Funds. The portion of the incentive compensation pool available to each of your investment management teams varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leader or Portfolio Member, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under "Distribution Plan" with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered ("Record Owners") and to dealers that sell variable insurance products ("dealers") in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading "Fees and Expenses" at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. These payments by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average net assets of the funds attributable to that Record Owner or dealer on an annual basis. Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find further details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. As noted above, the value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

Policy on excessive short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund's performance and harm all fund shareholders by interfering with portfolio management, increasing the fund's expenses and diluting the fund's net asset value. Depending on the size and frequency of short-term trades in a fund's shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund's brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value -- such as securities of smaller companies and lower-rated bonds -- it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund's investments. In addition, the market for such securities may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund's shares, which will reduce the fund's performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account's policies on excessive short-term trading, if any. As noted below, each insurance company's policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund's shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management's ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund's ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



PUTNAM VARIABLE TRUST

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------
                                                                    Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net       Gain (Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period     Income (Loss)       Investments        Operations
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income Fund (Class IA)
December 31, 2004                                       $11.43           $.30(a)(i)          $2.15             $2.45
December 31, 2003                                         9.57            .28(a)              1.99              2.27
December 31, 2002                                        12.97            .35(a)             (3.35)            (3.00)
December 31, 2001                                        18.13            .36(a)             (4.17)            (3.81)
December 31, 2000                                        16.97            .49(a)              2.25              2.74
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income Fund (Class IB)
December 31, 2004                                       $11.39           $.27(a)(i)          $2.14             $2.41
December 31, 2003                                         9.52            .26(a)              1.99              2.25
December 31, 2002                                        12.92            .32(a)             (3.35)            (3.03)
December 31, 2001                                        18.09            .33(a)             (4.16)            (3.83)
December 31, 2000                                        16.95            .45(a)              2.26              2.71
-----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
                                                      Less Distributions:
                                                                               From
                                                             From               Net
                                                              Net          Realized
                                                       Investment           Gain on
Period ended                                               Income       Investments
----------------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income Fund (Class IA)
December 31, 2004                                          $(.29)              $--
December 31, 2003                                           (.41)               --
December 31, 2002                                           (.40)               --
December 31, 2001                                           (.50)             (.85)
December 31, 2000                                           (.57)            (1.01)
----------------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income Fund (Class IB)
December 31, 2004                                          $(.26)              $--
December 31, 2003                                           (.38)               --
December 31, 2002                                           (.37)               --
December 31, 2001                                           (.49)             (.85)
December 31, 2000                                           (.56)            (1.01)
----------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


                                                                                                 Total
                                                                                            Investment
                                                                                             Return at       Net Assets,
                                                             Total  Net Asset Value,         Net Asset     End of Period
Period ended                                         Distributions     End of Period    Value(%)(b)(c)    (in thousands)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income Fund (Class IA)
December 31, 2004                                            $(.29)           $13.59             21.87          $355,947
December 31, 2003                                             (.41)            11.43             25.00           352,531
December 31, 2002                                             (.40)             9.57            (23.83)          355,128
December 31, 2001                                            (1.35)            12.97            (22.11)          631,897
December 31, 2000                                            (1.58)            18.13             17.61           958,078
------------------------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income Fund (Class IB)
December 31, 2004                                            $(.26)           $13.54             21.60           $58,362
December 31, 2003                                             (.38)            11.39             24.82            48,653
December 31, 2002                                             (.37)             9.52            (24.09)           39,574
December 31, 2001                                            (1.34)            12.92            (22.28)           59,284
December 31, 2000                                            (1.57)            18.09             17.45            48,543
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------


                                                                          Ratio of Net
                                                            Ratio of        Investment
                                                            Expenses     Income (Loss)
                                                      to Average Net        to Average         Portfolio
Period ended                                         Assets(%)(b)(d)     Net Assets(%)       Turnover(%)
--------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income Fund (Class IA)
December 31, 2004                                                .85(i)           2.50(i)          31.79
December 31, 2003                                                .83              2.84             38.45
December 31, 2002                                                .79              3.23             42.68
December 31, 2001                                                .73              2.45             93.13
December 31, 2000                                                .72              2.94             28.88
--------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income Fund (Class IB)
December 31, 2004                                               1.10(i)           2.24(i)          31.79
December 31, 2003                                               1.08              2.57             38.45
December 31, 2002                                               1.04              2.99             42.68
December 31, 2001                                                .95              2.23             93.13
December 31, 2000                                                .87              2.68             28.88
--------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) The charges and expenses at the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset and brokerage service arrangements.

(i) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money
    Market Fund during the period. As a result of such waivers, the expenses of the fund's class IA and IB shares reflect a reduction of less than 0.01% of average net assets.



THIS PAGE INTENTIONALLY LEFT BLANK


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For more information
about the funds of
Putnam Variable Trust

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's report and the financial statements included in the Trust's most recent annual report to the fund's shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site at www.putnaminvestments.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811-05346                            224613 4/05


Prospectus

April 30, 2005

Putnam Variable Trust
Class IA and IB Shares

Growth Fund
Putnam VT Vista Fund

This prospectus explains what you should know about Putnam VT Vista Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through another prospectus.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks, Performance Information, and Fees and expenses)

 3  What are the fund's main investment strategies and related risks?

 5  Who manages the fund?

 6  How to buy and sell fund shares

 7  Distribution Plan

 7  How does the fund price its shares?

 8  Policy on excessive short-term trading

 9  Fund distributions and taxes

 9  Financial highlights

[SCALE LOGO OMITTED]


Fund summary

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest mainly in midsized companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart show's year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1998            19.48%
1999            52.90%
2000            -3.98%
2001           -33.34%
2002           -30.44%
2003            33.42%
2004            18.90%

Year-to-date performance through 3/31/05 was -0.48%. During the periods shown in the bar chart, the highest return for a quarter was 41.28% (quarter ending 12/31/99) and the lowest return for a quarter was -32.08% (quarter ending 9/30/01).

------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/04)
------------------------------------------------------------------------------
                                                                 Since
                                          Past       Past        inception
                                          1 year     5 years     (1/2/97)
------------------------------------------------------------------------------
Class IA                                  18.90%     -6.72%      5.97%
Class IB                                  18.61%     -6.91%      5.79%
Russell Midcap Growth Index
(no deduction for fees or expenses)       15.48%     -3.36%      8.12%
------------------------------------------------------------------------------

Class IB performance for the period prior to April 30, 1998 is based on the performance of Class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. For portions of the period shown, the fund's performance benefited from Putnam Management's agreement to limit the fund's expenses. The fund's performance is compared to the Russell Midcap Growth Index, an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund's last fiscal year.

------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                                            Total
                                                            Annual
                                 Distribution               Fund
                  Management     (12b-1)        Other       Operating
                  Fees           Fees           Expenses    Expenses
------------------------------------------------------------------------------
Class IA          0.65%          N/A            0.14%       0.79%
Class IB          0.65%          0.25%          0.14%       1.04%
------------------------------------------------------------------------------

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------------
                          1 year       3 years       5 years       10 years
------------------------------------------------------------------------------
Class IA                  $81          $252          $439          $978
Class IB                 $106          $331          $574        $1,274
------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to the Putnam Vista Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in growth stocks. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $1,335,379 in brokerage commissions during the last fiscal year, representing 0.27% of the fund's average net assets. Of this amount, $512,808, representing 0.10% of the fund's average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Total Annual Fund Operating Expenses ratio for class IA shares results in a "combined cost ratio" of 1.06% of the fund's average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund's fiscal year portfolio turnover rate and the average turnover rate for the fund's Lipper category were as follows:

-------------------------------------------------------------------------------
                             2004       2003       2002       2001       2000
-------------------------------------------------------------------------------
Portfolio Turnover           93.49%     90.84%     78.14%    112.81%    104.60%
-------------------------------------------------------------------------------

Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Portfolio holdings. The SAI includes a description of the fund's policies with respect to the disclosure of its portfolio holdings. For information on the fund's portfolio, you may visit the Putnam Investments Web site, www.putnaminvestments.com/individual, where the fund's top 10 holdings and related portfolio information may be viewed monthly beginning 10 business days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the Web site until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Manage ment a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.65% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

* Investment management team. Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Mid- Cap Growth Team manage the fund's investments. The names of all team members can be found at www.putnaminvestments.com.

The team members identified as the fund's Portfolio Leaders coordinate the team's efforts related to the fund and are primarily responsible for the day-to-day management of the fund's portfolio. In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.

-------------------------------------------------------------------------------
                      Joined                         Positions Over
Portfolio Leaders       Fund   Employer              Past Five Years
-------------------------------------------------------------------------------
Kevin M. Divney         2003   Putnam                Co-Chief Investment
                               Management            Officer, Mid-Cap
                               1997 - Present        Growth Team
                                                     Previously, Senior
                                                     Portfolio Manager;
                                                     Portfolio Manager
-------------------------------------------------------------------------------
Paul E. Marrkand        2003   Putnam                Co-Chief Investment
                               Management            Officer, Mid-Cap
                               1987 - Present        Growth Team
                                                     Previously, Senior
                                                     Portfolio Manager;
                                                     Portfolio Manager
-------------------------------------------------------------------------------

* Other funds managed by the Portfolio Leaders. As of March 31, 2005,
  Kevin M. Divney and Paul E. Marrkand were also Portfolio Leaders of Putnam VT New Opportunities Fund. Kevin M Divney and Paul E. Marrkand may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund's Portfolio Leaders. During the fiscal year ended December 31, 2004, Kevin M. Divney and Paul E. Marrkand became the fund's Portfolio Leaders. Individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include Eric M. Wetlaufer (May 2002 to September 2003).

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) -- Mid-Cap Growth Funds. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leaders, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under "Distribution Plan" with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered ("Record Owners") and to dealers that sell variable insurance products ("dealers") in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading "Fees and Expenses" at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. These payments by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average net assets of the funds attributable to that Record Owner or dealer on an annual basis. Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find further details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. As noted above, the value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

Policy on excessive short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund's performance and harm all fund shareholders by interfering with portfolio management, increasing the fund's expenses and diluting the fund's net asset value. Depending on the size and frequency of short-term trades in a fund's shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund's brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value -- such as securities of smaller companies and lower-rated bonds -- it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund's investments. In addition, the market for such securities may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund's shares, which will reduce the fund's performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, and lower-rated debt may be less liquid than higher-rated debt, funds that invest in smaller companies or lower-rated debt may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account's policies on excessive short-term trading, if any. As noted below, each insurance company's policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund's shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management's ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund's ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



PUTNAM VARIABLE TRUST

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------
                                                                    Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net       Gain (Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period     Income (Loss)       Investments        Operations
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund (Class IA)
December 31, 2004                                       $10.58          $(.03)(a)(i)         $2.03             $2.00
December 31, 2003                                         7.93           (.02)(a)             2.67              2.65
December 31, 2002                                        11.40           (.03)(a)            (3.44)            (3.47)
December 31, 2001                                        19.65           (.02)(a)            (6.47)            (6.49)
December 31, 2000                                        20.68           (.05)(a)             (.73)             (.78)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund (Class IB)
December 31, 2004                                       $10.48          $(.06)(a)(i)         $2.01             $1.95
December 31, 2003                                         7.87           (.04)(a)             2.65              2.61
December 31, 2002                                        11.34           (.05)(a)            (3.42)            (3.47)
December 31, 2001                                        19.60           (.05)(a)            (6.45)            (6.50)
December 31, 2000                                        20.65           (.08)(a)             (.72)             (.80)
-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                      Less Distributions:
                                                                               From
                                                             From               Net
                                                              Net          Realized              From
                                                       Investment           Gain on            Return
Period ended                                               Income       Investments        of Capital
------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund (Class IA)
December 31, 2004                                            $--               $--                $--
December 31, 2003                                             --                --                 --
December 31, 2002                                             --                --                 --
December 31, 2001                                             --             (1.76)                --(e)
December 31, 2000                                             --              (.25)                --
------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund (Class IB)
December 31, 2004                                            $--               $--                $--
December 31, 2003                                             --                --                 --
December 31, 2002                                             --                --                 --
December 31, 2001                                             --             (1.76)                --(e)
December 31, 2000                                             --              (.25)                --
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


                                                                                                 Total
                                                                                            Investment
                                                                                             Return at       Net Assets,
                                                             Total  Net Asset Value,         Net Asset     End of Period
Period ended                                         Distributions     End of Period    Value(%)(b)(c)    (in thousands)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund (Class IA)
December 31, 2004                                              $--            $12.58             18.90          $260,964
December 31, 2003                                               --             10.58             33.42           263,268
December 31, 2002                                               --              7.93            (30.44)          234,249
December 31, 2001                                            (1.76)            11.40            (33.34)          443,879
December 31, 2000                                             (.25)            19.65             (3.98)          767,550
------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund (Class IB)
December 31, 2004                                              $--            $12.43             18.61          $258,884
December 31, 2003                                               --             10.48             33.16           240,752
December 31, 2002                                               --              7.87            (30.60)          189,445
December 31, 2001                                            (1.76)            11.34            (33.50)          293,140
December 31, 2000                                             (.25)            19.60             (4.09)          297,024
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------


                                                                          Ratio of Net
                                                            Ratio of        Investment
                                                            Expenses     Income (Loss)
                                                      to Average Net        to Average         Portfolio
Period ended                                         Assets(%)(b)(d)     Net Assets(%)       Turnover(%)
--------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund (Class IA)
December 31, 2004                                                .79(i)           (.31)(i)         93.49
December 31, 2003                                                .76              (.21)            90.84
December 31, 2002                                                .74              (.28)            78.14
December 31, 2001                                                .67              (.18)           112.81
December 31, 2000                                                .67              (.22)           104.60
--------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund (Class IB)
December 31, 2004                                               1.04(i)           (.56)(i)         93.49
December 31, 2003                                               1.01              (.46)            90.84
December 31, 2002                                                .99              (.53)            78.14
December 31, 2001                                                .89              (.39)           112.81
December 31, 2000                                                .82              (.36)           104.60
--------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) The charges and expenses at the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset arrangements and brokerage service arrangements.

(e) Amount represents less than $0.01 per share.

(i) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money
    Market Fund during the period. As a result of such waivers, the expenses of the fund's class IA and class IB shares reflect a reduction of less than 0.01% based on average net assets.



For more information
about the funds of
Putnam Variable Trust

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's report and the financial statements included in the Trust's most recent annual report to the fund's shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site at www.putnaminvestments.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811-05346                        224615 4/05


Prospectus

April 30, 2005

Putnam Variable Trust
Class IA and IB Shares

Growth Fund
Putnam VT Voyager Fund

This prospectus explains what you should know about Putnam VT Voyager Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through another prospectus.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


   CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks,
   Performance Information, and Fees and expenses)

 3 What are the fund's main investment strategies and related risks?

 5 Who manages the fund?

 6 How to buy and sell fund shares

 7 Distribution Plan

 8 How does the fund price its shares?

 8 Policy on excessive short-term trading

 9 Fund distributions and taxes

10 Financial highlights

[SCALE LOGO OMITTED]

Fund summary

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest mainly in midsized and large companies, although we can invest in companies of any size.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart show's year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of two broad measures of market performance. Of course, a fund's past performance is not an indication of future performance. Performance information does not reflect the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about insurance-related charges and expenses and performance data reflecting those charges and expenses.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1995           40.67%
1996           12.97%
1997           26.52%
1998           24.36%
1999           58.22%
2000          -16.42%
2001          -22.24%
2002          -26.34%
2003           25.16%
2004            5.34%

Year-to-date performance through 3/31/05 was -4.39%. During the periods shown in the bar chart, the highest return for a quarter was 41.38% (quarter ending 12/31/99) and the lowest return for a quarter was -18.88% (quarter ending 3/31/01).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/04)
-------------------------------------------------------------------------------
                                   Past       Past      Past
                                  1 year     5 years   10 years
-------------------------------------------------------------------------------
Class IA                           5.34%     -8.79%      9.58%
Class IB                           5.03%     -8.99%      9.38%
Russell 1000 Growth Index
(no deduction for fees or
expenses)                          6.30%     -9.29%      9.59%
S&P 500 Index (no deduction
for fees or expenses)             10.88%     -2.30%     12.07%
-------------------------------------------------------------------------------

Performance of class IB shares for the period prior to April 30, 1998 for the fund is based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. The fund's performance is compared to the Russell 1000 Growth Index, an unmanaged index of those Russell 1000 companies chosen for their growth orientation, and to the S&P 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock performance.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. The table does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. Expenses are based on the fund's last fiscal year.

-------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
-------------------------------------------------------------------------------
                                                         Total
                             Distri-                     Annual
                             bution                      Fund
             Management      (12b-1)        Other      Operating
                Fees          Fees        Expenses      Expenses
-------------------------------------------------------------------------------
Class IA       0.56%          N/A          0.08%         0.64%
Class IB       0.56%         0.25%         0.08%         0.89%
-------------------------------------------------------------------------------

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes you invest $10,000 in the fund for the time periods shown and redeem all of your shares at the end of each time period. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example does not reflect any insurance-related charges or expenses. If it did, expenses would be higher than those shown. The example is hypothetical; your actual costs and returns may be higher or lower.

-------------------------------------------------------------------------------
                        1 year       3 years       5 years      10 years
-------------------------------------------------------------------------------
Class IA                  $65          $205          $357          $798
Class IB                  $91          $284          $493        $1,098
-------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to the Putnam Voyager Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in growth stocks. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $2,787,593 in brokerage commissions during the last fiscal year, representing 0.09% of the fund's average net assets. Of this amount, $755,166, representing 0.03% of the fund's average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Total Annual Fund Operating Expenses ratio for class IA shares results in a "combined cost ratio" of 0.73% of the fund's average net assets for class IA shares for the last fiscal year. The combined cost ratio does not reflect insurance-related charges or expenses. If it did, the ratio would be higher than that shown.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund's fiscal year portfolio turnover rate and the average turnover rate for the fund's Lipper category were as follows:

-------------------------------------------------------------------------
                      2004       2003       2002       2001       2000
-------------------------------------------------------------------------
Portfolio Turnover   48.94%     47.37%     90.52%    105.03%     92.54%
-------------------------------------------------------------------------

Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Portfolio holdings. The SAI includes a description of the fund's policies with respect to the disclosure of its portfolio holdings. For information on the fund's portfolio, you may visit the Putnam Investments Web site, www.putnaminvestments.com/individual, where the fund's top 10 holdings and related portfolio information may be viewed monthly beginning 10 business days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the Web site until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.56% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Investment management team. Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Large-Cap Growth Team manage the fund's investments. The names of all team members can be found at www.putnaminvestments.com.

The team members identified as the fund's Portfolio Leaders and Portfolio Member coordinate the team's efforts related to the fund and are primarily responsible for the day-to-day management of the fund's portfolio. In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the fund.


--------------------------------------------------------------------------
                       Joined                    Positions Over
Portfolio Leaders      Fund      Employer        Past Five Years
--------------------------------------------------------------------------
Robert E. Ginsberg     2005      Putnam          Portfolio Manager
                                 Management
                                 2004 - Present

                                 Delaware        Portfolio Manager
                                 Investments     Previously, Senior
                                 Prior to Aug.   Equity Analyst
                                 2004

--------------------------------------------------------------------------
Kelly A. Morgan        2005      Putnam          Chief Investment
                                 Management      Officer, Large Cap
                                 1996 - Present  Growth Team
                                                 Previously, Director,
                                                 Global Equity
                                                 Research Team;
                                                 Associate Director,
                                                 Global Equity
                                                 Research Team;
                                                 Director, Global
                                                 Growth Team
--------------------------------------------------------------------------
                       Joined                    Positions Over
Portfolio Member       Fund      Employer        Past Five Years
--------------------------------------------------------------------------
Saba S. Malak          2005      Putnam          Portfolio Manager
                                 Management      Previously, Analyst
                                 1997 - Present
                                 Delaware        Portfolio Manager
                                 Investments     Previously, Senior
                                 Prior to Aug.   Equity Analyst
                                 2004
--------------------------------------------------------------------------

* Other funds managed by the Portfolio Leaders and Member. As of March 31, 2005, Robert E. Ginsberg was also a Portfolio Leader of Putnam VT Growth Opportunities Fund, and was a Portfolio Member of Putnam VT Discovery Growth Fund. Kelly A. Morgan was also a Portfolio Leader of Putnam VT Growth Opportunities Fund and Putnam VT Research Fund. Saba S. Malak was also a Portfolio Member of Putnam VT Growth Opportunities Fund. Robert E. Ginsberg, Kelly A. Morgan and Saba S. Malak may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals and their ownership of securities of the fund.

* Changes in the fund's Portfolio Leaders and Portfolio Member. During the year ended December 31, 2004, Portfolio Members Tony H. Elavia and Walton D. Pearson left the fund's management team. After the fund's fiscal year-end, Portfolio Leaders Robert E. Ginsberg and Kelly A. Morgan and Portfolio Member Saba S. Malak joined the fund's management team, and Portfolio Leader Brian P. O'Toole and Portfolio Member David
  J. Santos left the fund's management team. Individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include Eric M. Wetlaufer (May 2002 to June 2002).

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc., VP (Underlying Funds) -- Large-Cap Growth Funds. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leaders or Portfolio Member, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged.

In addition to the payments described below under "Distribution Plan" with respect to class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the fund are offered ("Record Owners") and to dealers that sell variable insurance products ("dealers") in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the fund serves as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading "Fees and Expenses" at the front of this prospectus.

These payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. These payments by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average net assets of the funds attributable to that Record Owner or dealer on an annual basis. Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find further details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.


How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. As noted above, the value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

Policy on excessive short-term trading

* Risks of excessive short-term trading. The expected tax advantages associated with the insurance products that invest in the fund (such as tax deferral for gains realized from exchanges among the funds) may make the fund more attractive to excessive short-term traders, although other aspects of these products (such as the penalty tax on some withdrawals) may discourage short-term trading. Excessive short-term trading activity may reduce the fund's performance and harm all fund shareholders by interfering with portfolio management, increasing the fund's expenses and diluting the fund's net asset value. Depending on the size and frequency of short-term trades in a fund's shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund's brokerage and administrative costs.

When a fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When a fund invests in securities that may trade infrequently or may be more difficult to value -- such as securities of smaller companies -- it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund's investments. In addition, the market for such securities may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund's shares, which will reduce the fund's performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies and limitations. Putnam Management and the fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. For funds that invest in foreign securities, fair value pricing may be used to a significant extent with respect to those securities. In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the funds. If high cash flows relative to the size of the account or other available information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam
  Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account's policies on excessive short-term trading, if any. As noted below, each insurance company's policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading.

As noted above, the fund's shareholders are separate accounts sponsored by various insurance companies. Because Putnam Management currently does not have comprehensive access to trading records of individual contract holders, it is difficult (and in some cases impossible) for Putnam Management to determine if a particular contract holder is engaging in excessive short-term trading. In certain circumstances, there currently are also operational or technological constraints on Putnam Management's ability to monitor trading activity. In addition, even in circumstances when Putnam Management has access to sufficient information to permit a review of trading, its detection methods may not capture all excessive short-term trading.

As a result of these limitations, the fund's ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies and cooperation of the insurance companies that sponsor the separate accounts. Some of the separate accounts have adopted transfer fees, limits on exchange activity, or other measures to attempt to address the potential for excessive short-term trading, while other separate accounts currently have not. For more information about any measures applicable to your investment, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus. The measures used by Putnam Management or a separate account may or may not be effective in deterring excessive short-term trading. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address excessive short-term trading. As a result, the fund can give no assurances that market timing and excessive short-term trading will not occur in the fund.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Total returns and expense ratios do not reflect insurance-related charges or expenses; if these charges and expenses were reflected, performance would be lower and expenses would be higher. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.


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

PUTNAM VARIABLE TRUST

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------
                                                                    Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net       Gain (Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period     Income (Loss)       Investments        Operations
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund (Class IA)
December 31, 2004                                       $26.10           $.21(a)(i)(j)       $1.18             $1.39
December 31, 2003                                        21.00            .10(a)              5.15              5.25
December 31, 2002                                        28.72            .12(a)             (7.63)            (7.51)
December 31, 2001                                        48.82            .20(a)            (10.65)           (10.45)
December 31, 2000                                        66.25            .04(a)             (8.96)            (8.92)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund (Class IB)
December 31, 2004                                       $25.96           $.15(a)(i)(j)       $1.15             $1.30
December 31, 2003                                        20.87            .04(a)              5.14              5.18
December 31, 2002                                        28.56            .06(a)             (7.60)            (7.54)
December 31, 2001                                        48.64            .13(a)            (10.61)           (10.48)
December 31, 2000                                        66.11            .01(a)             (8.99)            (8.98)
-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                      Less Distributions:
                                                                               From
                                                             From               Net
                                                              Net          Realized              From
                                                       Investment           Gain on            Return
Period ended                                               Income       Investments        of Capital
------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund (Class IA)
December 31, 2004                                          $(.12)              $--                $--
December 31, 2003                                           (.15)               --                 --
December 31, 2002                                           (.21)               --                 --
December 31, 2001                                           (.05)            (9.60)                --
December 31, 2000                                           (.02)            (8.49)                --
------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund (Class IB)
December 31, 2004                                           $(.06)             $--                $--
December 31, 2003                                            (.09)              --                 --
December 31, 2002                                            (.15)              --                 --
December 31, 2001                                              --            (9.60)                --
December 31, 2000                                              --(e)         (8.49)                --
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


                                                                                                 Total
                                                                                            Investment
                                                                                             Return at       Net Assets,
                                                             Total  Net Asset Value,         Net Asset     End of Period
Period ended                                         Distributions     End of Period    Value(%)(b)(c)    (in thousands)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund (Class IA)
December 31, 2004                                            $(.12)           $27.37              5.34        $2,357,097
December 31, 2003                                             (.15)            26.10             25.16         2,799,625
December 31, 2002                                             (.21)            21.00            (26.34)        2,740,121
December 31, 2001                                            (9.65)            28.72            (22.24)        4,784,868
December 31, 2000                                            (8.51)            48.82            (16.42)        7,326,157
------------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund (Class IB)
December 31, 2004                                            $(.06)           $27.20              5.03          $518,951
December 31, 2003                                             (.09)            25.96             24.91           509,892
December 31, 2002                                             (.15)            20.87            (26.53)          362,402
December 31, 2001                                            (9.60)            28.56            (22.41)          481,526
December 31, 2000                                            (8.49)            48.64            (16.54)          485,116
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------

                                                                          Ratio of Net
                                                            Ratio of        Investment
                                                            Expenses     Income (Loss)
                                                      to Average Net        to Average         Portfolio
Period ended                                         Assets(%)(b)(d)     Net Assets(%)       Turnover(%)
--------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund (Class IA)
December 31, 2004                                                .64(i)            .81(i)(j)       48.94
December 31, 2003                                                .62               .45             47.37
December 31, 2002                                                .60               .51             90.52
December 31, 2001                                                .57               .61            105.03
December 31, 2000                                                .56               .07             92.54
--------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund (Class IB)
December 31, 2004                                                .89(i)            .60(i)(j)       48.94
December 31, 2003                                                .87               .19             47.37
December 31, 2002                                                .85               .26             90.52
December 31, 2001                                                .79               .39            105.03
December 31, 2000                                                .71               .02             92.54
--------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

(b) The charges and expenses at the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset and brokerage service arrangements.

(e) Amount represents less than $0.01 per share.

(i) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money
    Market Fund during the period. As a result of such waivers, the expenses of the fund's class IA and class IB shares reflect a reduction of less than 0.01% based on average net assets.

(j) Net investment income per share and ratio of net investment income for the fund's class IA and class IB shares reflect a special dividend which amounted to $0.12 per share and 0.45% of the weighted average number of shares outstanding and average net assets, respectively, for the year ended December 31, 2004.



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For more information
about the funds of
Putnam Variable Trust

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's report and the financial statements included in the Trust's most recent annual report to the fund's shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site at www.putnaminvestments.com/individual, or by calling Putnam toll-free at 1-800-225-1581.


You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--05346           224616 4/05